              AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

                               ON FEBRUARY 2, 2004


                                         SECURITIES ACT REGISTRATION NO. 2-72097
                                INVESTMENT COMPANY ACT REGISTRATION NO. 811-3175
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     / /
                           PRE-EFFECTIVE AMENDMENT NO.                   / /

                        POST-EFFECTIVE AMENDMENT N0. 40                  /X/

                                     AND/OR
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                  / /

                                AMENDMENT NO. 41                         /X/

                        (Check appropriate box or boxes)

                            -------------------------


                           JENNISON SECTOR FUNDS, INC.
                    (formerly Prudential Sector Funds, Inc.)

               (Exact name of registrant as specified in charter)

                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077
               (Address of Principal Executive Offices) (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 367-7525
                         MARGUERITE E. H. MORRISON, Esq.


                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077
                     (Name and Address of Agent for Service)

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
                   As soon as practicable after the effective
                       date of the Registration Statement.

              It is proposed that this filing will become effective
                            (check appropriate box):

              / / immediately upon filing pursuant to paragraph (b)

              /X/ on February 2, 2004 pursuant to paragraph (b)

              / / 60 days after filing pursuant to paragraph (a)(1) / / on (date) pursuant to paragraph (a)
              / / 75 days after filing pursuant to paragraph (a)(2) / / on (date) pursuant to paragraph (a)(2) of Rule 485

              If appropriate, check the following box:
              / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered      Shares of Common Stock, par value
                                          $.01 per share.

================================================================================

JENNISON SECTOR FUNDS, INC.

JENNISON FINANCIAL SERVICES FUND
JENNISON HEALTH SCIENCES FUND
JENNISON TECHNOLOGY FUND

FORMERLY KNOWN AS PRUDENTIAL FINANCIAL SERVICES FUND
PRUDENTIAL HEALTH SCIENCES FUND
PRUDENTIAL TECHNOLOGY FUND

FEBRUARY 2, 2004


PROSPECTUS

[GRAPHIC]

FUND TYPE

SECTOR STOCK

OBJECTIVE

LONG-TERM CAPITAL APPRECIATION


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUNDS' SHARES NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

JENNISONDRYDEN IS A SERVICE MARK OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, NEWARK, NJ, AND ITS AFFILIATES.

JENNISONDRYDEN MUTUAL FUNDS

TABLE OF CONTENTS


 1    RISK/RETURN SUMMARY
 1    Investment Objective and Principal Strategies
 3    Principal Risks
 4    Evaluating Performance
10    Fees and Expenses

13    HOW THE FUNDS INVEST
13    Investment Objective and Policies
16    Other Investments and Strategies
19    Investment Risks

25    HOW THE FUNDS ARE MANAGED
25    Board of Directors
25    Manager
26    Investment Advisers
26    Portfolio Managers
27    Distributor

28    FUND DISTRIBUTIONS AND TAX ISSUES
28    Distributions
29    Tax Issues
30    If You Sell or Exchange Your Shares

32    HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUNDS
32    How to Buy Shares
40    How to Sell Your Shares
43    How to Exchange Your Shares
45    Telephone Redemptions or Exchanges
45    Expedited Redemption Privilege

46    FINANCIAL HIGHLIGHTS
46    Jennison Financial Services Fund
50    Jennison Health Sciences Fund
54    Jennison Technology Fund

      FOR MORE INFORMATION (Back Cover)

RISK/RETURN SUMMARY


This prospectus provides information about three of the four series of JENNISON SECTOR FUNDS, INC., which we refer to as "the Company." Those three series are JENNISON FINANCIAL SERVICES FUND, JENNISON HEALTH SCIENCES FUND and JENNISON TECHNOLOGY FUND (each referred to as a "Fund" and collectively as "the Funds"). To obtain information about the fourth series, Jennison Utility Fund, see the back cover page of this prospectus. While the three Funds have some common attributes, such as their investment objective and many of their investment policies, each focuses on a different sector. Therefore, some sections of this prospectus deal with each Fund separately, while other sections address all three Funds at the same time. Prior to June 30, 2003, the names of the Funds were Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund, respectively, and the Company was known as Prudential Sector Funds, Inc.


This section highlights key information about each Fund. Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Each Fund's investment objective is LONG-TERM CAPITAL APPRECIATION. This means that we seek investments whose price will increase over time. Each Fund normally invests at least 80% of its investable assets in equity-related securities of U.S. companies within a specific group of industries. The term "investable assets" in this prospectus refers to the applicable Fund's net assets plus any borrowings for investment purposes. A Fund's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. Each Fund will provide 60 days' prior written notice to shareholders of a change in its non-fundamental policy of investing at least 80% of its investable assets in the type of investment suggested by its name. We refer to the group of industries in which each Fund concentrates as its "sector."


   - JENNISON FINANCIAL SERVICES FUND buys securities of companies in the financial services sector, such as banks, finance companies, insurance companies and securities/brokerage firms that are primarily engaged in providing financial services.

   - JENNISON HEALTH SCIENCES FUND buys securities of companies in the health sciences sector, such as pharmaceutical companies, biotechnology companies, medical device manufacturers, healthcare service providers and HMOs that derive a substantial portion of their sales from healthcare-related products or services.

   - JENNISON TECHNOLOGY FUND buys securities of companies in the technology sector, such as those that derive, or that the Fund's investment adviser expects will derive, a substantial portion of their sales from products or services in technology and technology-related activities.

Each Fund may have two separate segments that we call the "Strategically Managed" portfolio and the "Enhanced Index" portfolio. Currently, each Fund has all of its assets in a single Strategically Managed portfolio, and has no Enhanced Index portfolio segment.


Each Strategically Managed portfolio holds those equity-related securities in which the portfolio managers have the highest confidence. Equity-related securities in which the Funds primarily invest are common stocks, nonconvertible preferred stocks and convertible securities. The portfolio managers use fundamental and quantitative analyses to select individual securities, and they may invest more than 5% of a Fund's assets in any one issuer. Each Fund participates in the initial public offering (IPO) market.


An Enhanced Index portfolio would contain securities selected from a benchmark index made up of securities of that Fund's sector from the Standard & Poor's (S&P) SuperComposite 1500 Index. The S&P SuperComposite 1500 Index is made up of the S&P 500 Composite Stock Price Index (S&P 500), the S&P Mid-Cap 400 Stock Index and the S&P SmallCap 600 Index. Under an Enhanced Index strategy, the adviser would seek to outperform the benchmark index and to limit the possibility of significantly underperforming that benchmark. Enhanced Index portfolios are expected to hold a representative sample of the securities in the benchmark index and to over-weight or under-weight selected securities based upon proprietary quantitative models. The portfolio managers would try to control the risk of significantly underperforming the benchmark by keeping size and industry weightings relatively close to those in the benchmark. Because the S&P 500 makes up 90% of each benchmark index's market capitalization, large-cap stocks may dominate a Fund's portfolio, particularly under an Enhanced Index strategy.

For the Strategically Managed portfolio of Jennison Financial Services Fund, we consider selling a security when it has increased in price to the point where it is no longer underpriced in the opinion of the investment adviser. However, for the Strategically Managed portfolios of Jennison Health Sciences Fund and Jennison Technology Fund, we consider selling or reducing a stock position when, in the opinion of the investment adviser, the stock has experienced a fundamental disappointment in earnings; the stock has experienced adverse price movement; the stock has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; or a relatively more attractive stock emerges. While we make every effort to achieve each Fund's investment objective, we can't guarantee success.

PRINCIPAL RISKS


Although we try to invest wisely, all investments involve risk. Each Fund is subject to risks within its own sector because it concentrates its investments in securities of companies within the sector's industries. For example, although each Fund may be affected, Jennison Financial Services Fund can be most adversely affected by legislative changes, increased competition and general economic conditions. Jennison Health Sciences Fund faces risks created by government regulation and invests in companies whose products or services may quickly become obsolete. Jennison Technology Fund invests in companies subject to intense competition whose products may quickly become obsolete. The prices of the securities in which the Funds invest can be volatile.

Since each Fund is a sector fund, its holdings can vary significantly from broad market indexes and the performance of a Fund can deviate from the performance of the indexes. For the Enhanced Index portfolios, there is a risk that the quantitative analysis used to determine which securities each Fund will invest in may result in underperforming the benchmark index. Because we invest in stocks, there is the risk that a particular stock we own could go down in value or pay lower-than-expected dividends. In addition to an individual stock losing value, the value of the equity markets could go down. Stock markets may be volatile.


Each Fund is nondiversified, meaning we can invest more than 5% of the Fund's assets in the securities of any one issuer. Investing in a nondiversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a nondiversified fund.


In addition, as the Funds' assets grow, the impact of their IPO investments on performance will decline, which could reduce total returns.


Like any mutual fund, an investment in a Fund could lose value and you could lose money. For more detailed information about the risks associated with each Fund, see "How the Funds Invest -- Investment Risks."

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

EVALUATING PERFORMANCE


A number of factors -- including risk -- can affect how each Fund performs. The following bar charts show each Fund's performance for each full calendar year of its operation. The bar charts and tables below demonstrate the risks of investing in a Fund by showing how returns can change and by showing how each Fund's average annual total returns compare with stock indices and a group of similar mutual funds. Past performance, before and after taxes, does not mean that a Fund will achieve similar results in the future.

[CHART]

JENNISON FINANCIAL SERVICES FUND

ANNUAL TOTAL RETURNS* (CLASS A SHARES)


2000       18.80%
2001       -1.49%
2002      -13.30%
2003       29.57%


BEST QUARTER:   23.74% (3rd quarter of 2000)
WORST QUARTER: -17.94% (3rd quarter of 2002)



* These annual total returns do not include deductions for sales charges. If the sales charges were included, the annual total returns would be lower than those shown. Without the distribution and service (12b-1) fee waiver for Class A shares, the annual returns would have been lower, too. Effective June 9, 2003, Jennison Associates LLC became the Fund's sole investment adviser.

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 12/31/03)



                                                                             SINCE INCEPTION
RETURN BEFORE TAXES                                             ONE YEAR        (6-30-99)
Class A shares                                                    23.09%     6.10%    (6.06%)
--------------------------------------------------------------------------------------------
Class C shares                                                    26.36      6.28     (6.24)
--------------------------------------------------------------------------------------------
Class Z shares                                                    29.94      7.58     (7.54)
--------------------------------------------------------------------------------------------


CLASS B SHARES


Return Before Taxes                                               23.64      6.34     (6.30)
--------------------------------------------------------------------------------------------
Return After Taxes on Distributions(2)                            23.53      5.81     (5.77)
--------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares(2)    15.42      5.02     (4.98)
--------------------------------------------------------------------------------------------


INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)


S&P SC 1500 Index(3)                                              29.59           -2.01
----------------------------------------------------------------------------------------
S&P SC Financials Index(4)                                        31.44            4.25
----------------------------------------------------------------------------------------
Lipper Average(5)                                                 33.10            7.10
----------------------------------------------------------------------------------------



(1) The Fund's returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee waiver for Class A shares, the returns would have been lower. Without a waiver of management fees and/or expense subsidization, the Fund's average annual returns would have been lower, as indicated in parentheses.


(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.


(3) The S&P SuperComposite 1500 Index (S&P SC 1500 Index) -- an unmanaged index of the 500 large, established, publicly-traded stocks in the S&P 500 Index, the 400 largest companies outside of the S&P 500 Index contained in the S&P Mid-Cap 400 Index and the 600 small capitalization stocks comprising the S&P SmallCap 600 Index -- gives a broad look at how U.S. stock prices have performed. These returns do not include the effects of any sales charges, operating expenses of a mutual fund or taxes. These returns would be lower if they included the effects of these expenses. The securities in the S&P SC 1500 Index may be very different from those in the Fund. Source: Lipper Inc.

(4) The S&P SuperComposite Financials Index (S&P SC Financials Index) is an unmanaged capitalization-weighted index that measures the performance of the financial sector of the S&P SC 1500 Index. These returns do not include the effects of any sales charges, operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effects of these expenses. Source: Lipper Inc.

(5) The Lipper Average is based on the average return of all mutual funds in the Lipper Financial Services Funds category and does not include the effect of any sales charges or taxes. Again, these returns would be lower if they included the effects of these expenses. Source: Lipper Inc.

[CHART]


JENNISON HEALTH SCIENCES FUND

ANNUAL TOTAL RETURNS* (CLASS A SHARES)


2000    72.32%
2001    -1.32%
2002   -31.88%
2003    42.37%


BEST QUARTER:   20.27% (1st quarter of 2000)
WORST QUARTER: -18.56% (2nd quarter of 2002)



* These annual total returns do not include deductions for sales charges. If the sales charges were included, the annual total returns would be lower than those shown. Without the distribution and service (12b-1) fee waiver for Class A shares, the annual returns would have been lower, too. Effective June 9, 2003, Jennison Associates LLC became the Fund's sole investment adviser.

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 12/31/03)



                                                                            SINCE INCEPTION
RETURN BEFORE TAXES                                             ONE YEAR       (6-30-99)
Class A shares                                                    35.26%    13.75%   (13.71%)
--------------------------------------------------------------------------------------------
Class C shares                                                    38.89     13.92    (13.88)
--------------------------------------------------------------------------------------------
Class Z shares                                                    42.65     15.36    (15.33)
--------------------------------------------------------------------------------------------

CLASS B SHARES

Return Before Taxes                                               36.29     14.03    (14.00)
--------------------------------------------------------------------------------------------
Return After Taxes on Distributions(2)                            36.29     11.91    (11.88)
--------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares(2)    23.59     10.71    (10.67)
--------------------------------------------------------------------------------------------


INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)


S&P SC 1500 Index(3)                                              29.59          -2.01
---------------------------------------------------------------------------------------
S&P SC Health Care Index(4)                                       17.62           2.12
---------------------------------------------------------------------------------------
Lipper Average(5)                                                 31.73           9.46
---------------------------------------------------------------------------------------



(1) The Fund's returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee waiver for Class A shares, the returns would have been lower. Without a waiver of management fees and/or expense subsidization, the Fund's average annual returns would have been lower, as indicated in parentheses.


(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.


(3) The S&P SC 1500 Index is described above under the table for Jennison Financial Services Fund. These returns do not include the effects of any sales charges, operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effects of these expenses. The securities in the S&P SC 1500 Index may be very different from those in the Fund. Source: Lipper Inc.

(4) The S&P SuperComposite Health Care Index (S&P SC Health Care Index) is an unmanaged capitalization-weighted index that measures the performance of the health care sector of the S&P SC 1500 Index. These returns do not include the effects of any sales charges, operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effects of these expenses. Source: Lipper Inc.

(5) The Lipper Average is based on the average return of all mutual funds in the Lipper Health/Bio-technology Funds category and does not include the effects of any sales charges or taxes. Again, these returns would be lower if they included the effects of these expenses. Source: Lipper Inc.

JENNISON TECHNOLOGY FUND

ANNUAL TOTAL RETURNS* (CLASS A SHARES)


[CHART]

2000   -31.96%
2001   -31.01%
2002   -35.80%
2003    46.68%


BEST QUARTER:   55.50% (4th quarter of 1999)
WORST QUARTER: -33.21% (3rd quarter of 2001)



* These annual total returns do not include deductions for sales charges. If the sales charges were included, the annual total returns would be lower than those shown. Without the distribution and service (12b-1) fee waiver for Class A shares, the annual returns would have been lower, too. Effective June 9, 2003, Jennison Associates LLC became the Fund's sole investment adviser.

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 12/31/03)



                                                                             SINCE INCEPTION
RETURN BEFORE TAXES                                              ONE YEAR      (6-30-99)
Class A shares                                                    39.35%    -7.15%   (-7.28%)
--------------------------------------------------------------------------------------------
Class C shares                                                    43.24     -6.97    (-7.10)
--------------------------------------------------------------------------------------------
Class Z shares                                                    47.15     -5.85    (-5.97)
--------------------------------------------------------------------------------------------

CLASS B SHARES

Return Before Taxes                                               40.68     -6.95    (-7.08)
--------------------------------------------------------------------------------------------
Return After Taxes on Distributions(2)                            40.68     -7.86    (-7.99)
--------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares(2)    26.44     -5.52    (-5.64)
--------------------------------------------------------------------------------------------


INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)


S&P SC 1500 Index(3)                                              29.59        -2.01
-------------------------------------------------------------------------------------
S&P SC Information Technology Index(4)                            47.88        -9.86
-------------------------------------------------------------------------------------
Lipper Average(5)                                                 55.75        -8.43
-------------------------------------------------------------------------------------



(1) The Fund's returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee waiver for Class A shares, the returns would have been lower. Without a waiver of management fees and/or expense subsidization, the Fund's average annual returns would have been lower, as indicated in parentheses.


(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.


(3) The S&P SC 1500 Index is described above under the table for Jennison Financial Services Fund. These returns do not include the effects of any sales charges, operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effects of these expenses. The securities in the S&P SC 1500 Index may be very different from those in the Fund. Source: Lipper Inc.

(4) The S&P SuperComposite Information Technology Index (S&P SC Information Technology Index) is an unmanaged capitalization-weighted index that measures the performance of the technology sector of the S&P SC 1500 Index. These returns do not include the effects of any sales charges, operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effects of these expenses. Source: Lipper Inc.

(5) The Lipper Average is based on the average return of all mutual funds in the Lipper Science & Technology Funds category and does not include the effects of any sales charges or taxes. Again, these returns would be lower if they included the effects of these expenses. Source: Lipper Inc.

FEES AND EXPENSES

This table shows the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class of each Fund -- Class A, B, C and Z. The sales charges of a class are the same for each Fund, but the fees and expenses vary among the classes and the Funds. Each share class of a particular Fund has different (or no) sales charges -- known as loads -- and expenses, but represents an investment in the same Fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Funds."

SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                      CLASS A    CLASS B    CLASS C    CLASS Z
Maximum sales charge (load) imposed on
  purchases (as a percentage of offering price)            5%      None       None       None
Maximum deferred sales charge (load) (as a
  percentage of the lower of original purchase
  price or sale proceeds)                                  1%(2)      5%(3)      1%(4)   None
Maximum sales charge (load) imposed on
  reinvested dividends and other distributions          None       None       None       None
Redemption fees                                         None       None       None       None
Exchange fee                                            None       None       None       None


(1) Your broker may charge you a separate or additional fee for purchases and sales of shares.


(2) Investors who purchase $1 million or more of Class A shares are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1% for shares redeemed within 12 months of purchase. This charge is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential Financial, Inc. (Prudential).

(3) The CDSC for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares approximately seven years after purchase.

(4) The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)


                                                        CLASS A    CLASS B    CLASS C    CLASS Z
JENNISON FINANCIAL SERVICES FUND
  Management fees                                         .75%        .75%       .75%       .75%
------------------------------------------------------------------------------------------------
  + Distribution and service (12b-1) fees                 .30%(1)    1.00%      1.00%      None
------------------------------------------------------------------------------------------------
  + Other expenses                                        .57%        .57%       .57%       .57%
------------------------------------------------------------------------------------------------
  = TOTAL ANNUAL FUND OPERATING EXPENSES                 1.62%       2.32%      2.32%      1.32%
------------------------------------------------------------------------------------------------

JENNISON HEALTH SCIENCES FUND
  Management fees                                         .75%        .75%       .75%       .75%
------------------------------------------------------------------------------------------------
  + Distribution and service (12b-1) fees                 .30%(1)    1.00%      1.00%      None
------------------------------------------------------------------------------------------------
  + Other expenses                                        .42%        .42%       .42%       .42%
------------------------------------------------------------------------------------------------
  = TOTAL ANNUAL FUND OPERATING EXPENSES                 1.47%       2.17%      2.17%      1.17%
------------------------------------------------------------------------------------------------

JENNISON TECHNOLOGY FUND
  Management fees                                         .75%        .75%       .75%       .75%
------------------------------------------------------------------------------------------------
  + Distribution and service (12b-1) fees                 .30%(1)    1.00%      1.00%      None
------------------------------------------------------------------------------------------------
  + Other expenses                                        .86%        .86%       .86%       .86%
------------------------------------------------------------------------------------------------
  = TOTAL ANNUAL FUND OPERATING EXPENSES                 1.91%       2.61%      2.61%      1.61%
------------------------------------------------------------------------------------------------



(1) The Distributor of the Funds has agreed to reduce voluntarily its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares. It is anticipated that this fee reduction will terminate on or about June 30, 2004, but may be discontinued partially or completely at any time.

EXAMPLE


This example is intended to help you compare the fees and expenses of each Fund's different share classes and the cost of investing in each Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in a Fund for the time periods indicated and then sell all of your shares of that Fund at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                                    ONE YEAR  THREE YEARS  FIVE YEARS TEN YEARS
JENNISON FINANCIAL SERVICES FUND
  Class A shares                     $   657     $   986    $ 1,337    $ 2,326
-------------------------------------------------------------------------------
  Class B shares                         735       1,024      1,340      2,399
-------------------------------------------------------------------------------
  Class C shares                         335         724      1,240      2,656
-------------------------------------------------------------------------------
  Class Z shares                         134         418        723      1,590
-------------------------------------------------------------------------------

JENNISON HEALTH SCIENCES FUND
  Class A shares                         642         942      1,263      2,170
-------------------------------------------------------------------------------
  Class B shares                         720         979      1,264      2,243
-------------------------------------------------------------------------------
  Class C shares                         320         679      1,164      2,503
-------------------------------------------------------------------------------
  Class Z shares                         119         372        644      1,420
-------------------------------------------------------------------------------

JENNISON TECHNOLOGY FUND
  Class A shares                         684       1,070      1,480      2,621
-------------------------------------------------------------------------------
  Class B shares                         764       1,111      1,485      2,695
-------------------------------------------------------------------------------
  Class C shares                         364         811      1,385      2,944
-------------------------------------------------------------------------------
  Class Z shares                         164         508        876      1,911
-------------------------------------------------------------------------------


You would pay the following expenses on the same investment if you did not sell your shares:


                                    ONE YEAR   THREE YEARS FIVE YEARS  TEN YEARS
JENNISON FINANCIAL SERVICES FUND
  Class A shares                     $   657     $   986     $ 1,337    $ 2,326
--------------------------------------------------------------------------------
  Class B shares                         235         724       1,240      2,399
--------------------------------------------------------------------------------
  Class C shares                         235         724       1,240      2,656
--------------------------------------------------------------------------------
  Class Z shares                         134         418         723      1,590
--------------------------------------------------------------------------------
JENNISON HEALTH SCIENCES FUND
  Class A shares                         642         942       1,263      2,170
--------------------------------------------------------------------------------
  Class B shares                         220         679       1,164      2,243
--------------------------------------------------------------------------------
  Class C shares                         220         679       1,164      2,503
--------------------------------------------------------------------------------
  Class Z shares                         119         372         644      1,420
--------------------------------------------------------------------------------
JENNISON TECHNOLOGY FUND
  Class A shares                         684       1,070       1,480      2,621
--------------------------------------------------------------------------------
  Class B shares                         264         811       1,385      2,695
--------------------------------------------------------------------------------
  Class C shares                         264         811       1,385      2,944
--------------------------------------------------------------------------------
  Class Z shares                         164         508         876      1,911
--------------------------------------------------------------------------------

HOW THE FUNDS INVEST

INVESTMENT OBJECTIVE AND POLICIES


Each Fund's investment objective is LONG-TERM CAPITAL APPRECIATION. This means we seek investments whose prices will increase over time. While we make every effort to achieve each Fund's investment objective, we can't guarantee success.


In pursuing each Fund's objective, we normally invest at least 80% of a Fund's investable assets in EQUITY-RELATED SECURITIES OF U.S. COMPANIES IN ITS SECTOR. Each Fund considers a company to be principally engaged in a sector if at the time of investment, in the opinion of the investment adviser, at least 50% of a company's assets, revenues or profits on a consolidated basis are derived or (for start-up companies) are expected to be derived from operations in that area.


JENNISON FINANCIAL SERVICES FUND invests principally in stocks of the following types of banking and financial services companies: monetary authorities, credit institutions, securities and commodity institutions, and related institutions. Companies in these industries also include thrifts, commercial and investment banks, savings institutions (including their parent holding companies), brokerage and advisory firms, commercial and industrial finance companies, diversified financial service companies, leasing companies, and insurance companies (including multi-line, property, casualty and life insurance companies and insurance holding companies).

[SIDENOTE]

WE'RE VALUE INVESTORS

IN DECIDING WHICH STOCKS TO BUY FOR THE JENNISON FINANCIAL SERVICES FUND, WE USE WHAT IS KNOWN AS A VALUE INVESTMENT STYLE; THAT IS, WE INVEST IN COMPANIES SELLING AT A PRICE THAT WE BELIEVE IS LOW RELATIVE TO THE COMPANY'S EARNINGS, ASSETS, CASH FLOW OR DIVIDENDS.

JENNISON HEALTH SCIENCES FUND invests principally in stocks of the following types of health services companies: hospitals, nursing and residential care, health and medical insurance carriers, pharmaceutical and medicine companies, and medical equipment and supply companies. Companies in these industries also include manufacturers of healthcare products, such as; biotechnology companies; other providers of healthcare- or healthcare-related services, such as assisted living centers and physician practices; HMOs; distributors and retailers of healthcare products; healthcare information-technology suppliers; contract research organizations; and providers of outsourcing or other services to the healthcare industry.


JENNISON TECHNOLOGY FUND invests principally in stocks of companies that derive, or that its investment adviser expects will derive, a substantial portion of their sales from products or services in technology and technology-related activities within the following industries: computers, electronics and electronic equipment. These companies include those that design, manufacture or sell computers, peripheral products, electronic components and systems software; equipment vendors; electronic component manufacturers, contract manufacturers and distributors; and electronic instruments and system vendors. They also include companies that provide media, telecommunication and information services and companies expected to benefit from technological advances and improvements.

Each Fund will invest in equity-related securities, principally common stocks, convertible securities and nonconvertible preferred stocks. In addition, equity-related securities include American Depositary Receipts (ADRs) and S&P Depositary Receipts (SPDRs); warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; securities of real estate investment trusts (REITs); and similar securities. Convertible securities are securities -- like bonds, corporate notes and preferred stocks -- that we can convert into the

[SIDENOTE]


WE'RE GROWTH INVESTORS

IN DECIDING WHICH STOCKS TO BUY FOR THE JENNISON HEALTH SCIENCES FUND, WE USE WHAT IS KNOWN AS A GROWTH INVESTMENT STYLE. THIS MEANS WE INVEST IN COMPANIES EXPERIENCING SOME OR ALL OF THE FOLLOWING: ABOVE-AVERAGE REVENUE AND EARNINGS PER SHARE GROWTH, STRONG MARKET POSITION, IMPROVING PROFITABILITY AND DISTINCTIVE ATTRIBUTES SUCH AS UNIQUE MARKETING ABILITY, AND WHAT WE BELIEVE TO BE STRONG RESEARCH AND DEVELOPMENT AND PRODUCTIVE NEW PRODUCT FLOW, AND FINANCIAL STRENGTH. SUCH COMPANIES GENERALLY TRADE AT HIGH PRICES RELATIVE TO THEIR CURRENT EARNINGS.


OUR GROWTH STRATEGY


IN MANAGING THE JENNISON TECHNOLOGY FUND, WE LOOK FOR COMPANIES THAT HAVE GROWTH IN SALES AND EARNINGS DRIVEN BY PRODUCTS OR SERVICES. THESE COMPANIES USUALLY HAVE A UNIQUE MARKET NICHE, A STRONG NEW PRODUCT PROFILE OR WHAT WE BELIEVE TO BE SUPERIOR MANAGEMENT. WE ANALYZE COMPANIES USING BOTH FUNDAMENTAL AND QUANTITATIVE TECHNIQUES.

company's common stock or some other equity security. We buy only investment-grade convertible securities. We may buy equity-related securities of companies of every size -- small-, medium- and large-capitalization.


Each Fund may participate in the initial public offering (IPO) market. Jennison Health Sciences Fund and Jennison Technology Fund are expected to invest in IPOs to a greater extent than Jennison Financial Services Fund. IPO investments may increase a Fund's total returns, but as a Fund's assets grow, the impact of IPO investments will decline, which may reduce the Fund's total returns.

DIVISION OF ASSETS

STRATEGY. To the extent that there is a division of each Fund's assets between the Strategically Managed and Enhanced Index portfolios of each Fund, all daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided between the two portfolios of each Fund as the Manager deems appropriate. A divided portfolio structure will be managed by periodic rebalancing of each portfolio's assets to take account of market fluctuations that may skew the original allocation. As a consequence, the Manager may allocate assets from the portfolio that has appreciated more to the other.

RISKS. Reallocations may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because each portfolio manager in a divided structure selects portfolio securities independently, it is possible that a security held by one portfolio may also be held by the other portfolio of a Fund. In addition, if one portfolio manager buys a security as the other portfolio manager sells it, the net position of a Fund in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Fund will have incurred additional costs. The Manager will consider these costs in determining the allocation of assets. The Manager will consider the timing of reallocation based upon the best interests of the Fund and its shareholders. To maintain each Fund's federal income tax status as a regulated investment company, the Manager also may have to sell securities on a periodic basis and the Fund could realize capital gains that would not have otherwise occurred.


For more information, see "Investment Risks" below and the Statement of Additional Information, "Description of the Funds, Their Investments and Risks." The Statement of Additional Information -- which we refer to as the SAI -- contains additional information about the Funds. To obtain a copy, see the back cover page of this prospectus.

Each Fund's investment objective is a fundamental policy that cannot be changed without approval of that Fund's shareholders. The Board can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES

In addition to the principal strategies, we also may use the following investments and strategies to try to increase a Fund's returns or protect its assets if market conditions warrant.

INVESTMENTS IN NON-SECTOR INDUSTRIES


Each Fund may invest in securities of issuers not in its sector. These include equity-related securities, fixed-income instruments (Jennison Financial Services Fund and Jennison Technology Fund only) and money market instruments.


FOREIGN SECURITIES


We may invest in FOREIGN SECURITIES, including money market instruments and other fixed-income securities (Jennison Financial Services Fund and Jennison Technology Fund only), stocks and other equity-related securities. Foreign securities have additional risks. Foreign markets are more volatile than U.S. markets. Changes in currency exchange rates can reduce or increase market performance. We do not consider ADRs, ADSs and other similar receipts or shares traded in U.S. markets to be foreign securities. The ability to choose securities from around the world allows us to pursue potentially higher returns and attempt to decrease Fund risk.


SHORT SALES

Each Fund may make SHORT SALES of a security. This means that a Fund may sell a security that it does not own, which it may do, for example, when the investment adviser thinks the value of the security will decline. Each Fund generally borrows the security to deliver to the buyer in a short sale. Each Fund must then replace the borrowed security by purchasing it at the market price at the time of replacement. Short sales involve costs and risk. Each Fund must pay the lender any dividends or interest that accrues on the security it borrows, and each Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. Each Fund also may make SHORT SALES "AGAINST THE BOX." In a short sale against the box, at the time of sale, each Fund owns or has the right to acquire the identical security at no additional cost. When selling short against the box, each Fund gives up the opportunity for capital appreciation in the security. Up to 20% of each Fund's investable assets may be subject to short sales.

FIXED-INCOME OBLIGATIONS


Jennison Financial Services Fund and Jennison Technology Fund may invest up to 10% of their total assets in debt securities for capital appreciation, primarily those rated investment-grade by a major rating service (such as BBB or above by S&P or Baa or above by Moody's Investors Service Inc. (Moody's)). Jennison Financial Services Fund and Jennison Technology Fund may continue to hold a security if it is downgraded below investment grade or is no longer rated by a major rating service. Lower-rated obligations are subject to a greater risk of loss of principal and interest.


TEMPORARY DEFENSIVE INVESTMENTS


In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of a Fund's total assets in MONEY MARKET INSTRUMENTS. Money market instruments include the commercial paper of corporations, the obligations of banks, certificates of deposit and obligations issued or guaranteed by the U.S. government or its agencies or a foreign government. Investing heavily in these securities limits a Fund's ability to achieve its investment objective, but can help to preserve the Fund's assets when the equity markets are unstable.


REPURCHASE AGREEMENTS

Each Fund also may use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund and is, in effect, a loan by the Fund. Repurchase agreements are used for cash management purposes only.

DERIVATIVE STRATEGIES


We may use various derivative strategies to try to improve a Fund's returns. We may use hedging techniques to try to protect a Fund's assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Fund will not lose money. Derivatives -- such as futures, options, swaps, foreign currency forward contracts and options on futures -- involve costs and can be volatile. With derivatives, a Fund's investment adviser tries to predict whether the underlying investment -- a security, market index, currency, interest rate or some other benchmark -- will go up or down at some future date. We may use derivatives to try to reduce risk, for cash management purposes or to increase return consistent with a Fund's overall investment objective. A Fund's investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match or offset a Fund's underlying positions and this could result in losses to a Fund that would not otherwise have occurred. Derivatives that involve leverage could magnify losses.

OPTIONS. Each Fund may purchase and sell put and call options on equity securities and stock indexes and currencies traded on U.S. or foreign securities exchanges, on Nasdaq or in the over-the-counter market. An OPTION gives the purchaser the right to buy or sell securities in exchange for a premium. The Funds will sell only covered options.

FUTURES CONTRACTS AND RELATED OPTIONS. Each Fund may purchase and sell stock and bond index futures contracts and related options on stock and bond index futures to improve its returns or protect its assets. Each Fund also may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts. A FUTURES CONTRACT is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index or some other asset at a future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Fund makes daily margin payments based on price movements in the index. Each Fund also may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A FOREIGN CURRENCY FORWARD CONTRACT is an obligation to buy or sell a given currency on a future date at a set price. Delivery of the underlying currency is expected, the terms are individually negotiated, the counterparty is not a clearing corporation or an exchange and payment on the contract is made upon delivery, rather than daily.


For more information about these strategies, see the SAI, "Description of the Funds, Their Investments and Risks -- Risk Management and Return Enhancement Strategies."

ADDITIONAL STRATEGIES


Each Fund also follows certain policies when it BORROWS MONEY (each Fund can borrow up to 33 1/3% of the value of its total assets and may pledge up to 33 1/3% of its total assets to secure these borrowings); LENDS ITS SECURITIES to others for cash management purposes (each Fund can lend up to 33 1/3% of the value of its total assets, including collateral received in the transaction); and HOLDS ILLIQUID SECURITIES (each Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). Each Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without that Fund's shareholders' approval. For more information about these restrictions, see "Investment Restrictions" in the SAI.

PORTFOLIO TURNOVER

Primarily as a result of the reallocation of assets of each Fund, all of the Funds had annual portfolio turnover rates over 100%, except for Jennison Financial Services Fund which had annual portfolio turnover rate over 90%, during the fiscal year ended November 30, 2003. Generally, the Funds trade portfolio securities actively when warranted by market conditions, although Jennison Financial Services Fund historically has experienced lower turnover. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher transaction costs and can affect a Fund's performance. It can also result in a greater amount of distributions as ordinary income rather than long-term capital gains.


INVESTMENT RISKS

As noted previously, all investments involve risk, and investing in the Funds is no exception. Since each Fund's holdings can vary significantly from broad market indexes, performance of a Fund can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Funds' principal strategies and certain other non-principal strategies the Funds may make. The investment types are listed in the order in which they normally will be used by the portfolio managers. Unless otherwise noted, the Funds' ability to engage in a particular type of investment is expressed as a percentage of investable assets. For more information, see "Description of the Funds, Their Investments and Risks" in the SAI.

HOW THE FUND INVESTS

INVESTMENT TYPE


% OF FUND'S INVESTABLE ASSETS            RISKS                                   POTENTIAL REWARDS
EQUITY-RELATED SECURITIES                - Individual stocks could lose          - Historically, stocks have
At least 80%                               value                                   outperformed other
                                                                                   investments over the long term
                                         - The equity markets could go
                                           down, resulting in a decline          - Generally, economic growth
                                           in value of a Fund's                    means higher corporate
                                           investments                             profits, which leads to an
                                                                                   increase in stock prices,
                                         - Changes in economic or                  known as capital
                                           political conditions, both              appreciation
                                           domestic and international,
                                           may result in a decline in
                                           value of a Fund's investments

SECURITIES OF FINANCIAL                  - Companies in which the Fund           - Potential for capital
SERVICES COMPANIES                         invests may be adversely                appreciation
(JENNISON FINANCIAL                        affected by the adoption of
SERVICES FUND ONLY)                        legislation that impacts the          - Improved economic
At least 80%                               financial services industry             conditions may reduce
                                                                                   exposure to credit losses and
                                         - General economic conditions             dependence on interest rate activity
                                           affect companies that face
                                           exposure to credit losses and depend  - As baby boomers approach activity
                                           on interest rate                        retirement age, the financial
                                                                                   services industry may profit
                                         - Changes in regulatory                   from retirement investing
                                           environment

                                         - See risks of equity-related
                                           securities above

% OF FUND'S INVESTABLE ASSETS            RISKS                                   POTENTIAL REWARDS
SECURITIES OF HEALTH                     - Issuers are often subject to          - Potential for capital
SCIENCES COMPANIES                         government regulation and               appreciation
(JENNISON HEALTH                           approval, which could
SCIENCES FUND ONLY)                        suddenly and negatively               - New products or services may
At least 80%                               affect the price and                    reap profits from rendering
                                           availability of their products          others obsolete
                                           or services
                                                                                 - Technological advances in
                                         - Product cycle may be volatile           healthcare products and
                                                                                   services may produce more
                                         - Products and services may               effective and more profitable
                                           quickly become obsolete                 therapies for unmet medical
                                                                                   needs

                                         - Products may be withdrawn             - The aging of the population
                                           for safety reasons                      and the industrialization of
                                                                                   emerging markets may
                                         - See risks of equity-related             increase demand for
                                           securities above                        healthcare products and
                                                                                   services

                                                                                 - The healthcare industry
                                                                                   enjoys demand that is
                                                                                   relatively insensitive to the
                                                                                   ups and downs of the
                                                                                   business cycle

SECURITIES OF TECHNOLOGY                 - Products and services may               Potential for capital
COMPANIES (JENNISON                        quickly become obsolete                 appreciation
TECHNOLOGY FUND ONLY)
At least 80%                             - Dependence on global                  - New products or services may
                                           markets                                 reap profits from rendering
                                                                                   others obsolete
                                         - Companies with electronic
                                           products are subject to
                                           intense competition

                                         - Securities of companies with emerging
                                           concepts may be more volatile due to
                                           their limited product lines, markets
                                           or financial resources

                                         - See risks of equity-related
                                           securities above

% OF FUND'S INVESTABLE ASSETS            RISKS                                   POTENTIAL REWARDS
DERIVATIVES                              - The value of derivatives              - A Fund could make money
Percentage varies; usually less            (such as futures and options)           and protect against losses if
than 10% of total assets                   that are used to hedge a                the investment analysis
                                           portfolio security is generally         proves correct
                                           determined independently
                                           from that security and could          - Derivatives that involve
                                           result in a loss to a Fund              leverage could generate
                                           when the price movement of              substantial gains at low cost
                                           the derivative does not
                                           correlate with a change in the        - One way to manage a Fund's
                                           value of the portfolio security         risk/return balance is by
                                                                                   locking in the value of an
                                         - Derivatives may not have the            investment ahead of time
                                           intended effects and may
                                           result in losses or missed            - Hedges that correlate well
                                           opportunities                           with an underlying position
                                                                                   can reduce or eliminate
                                         - The other party to a                    investment income or capital
                                           derivatives contract could              gains at low cost
                                           default

                                         - Derivatives can increase share price
                                           volatility and those that involve
                                           leverage could magnify losses

                                         - Certain types of derivatives
                                           involve costs to a Fund that
                                           can reduce returns

% OF FUND'S INVESTABLE ASSETS            RISKS                                   POTENTIAL REWARDS
FOREIGN SECURITIES                       - Foreign markets, economies            - Investors can participate in
Up to 20%; usually less than               and political systems may not           the growth of foreign markets
10%                                        be as stable as those in the            through a Fund's investments
                                           U.S.                                    in companies operating in
                                                                                   those markets
                                         - Currency risk -- changing
                                           values of foreign currencies          - May profit from changing
                                           can cause losses                        values of foreign currencies

                                         - May be less liquid than U.S.
                                           stocks and bonds

                                         - Differences in foreign laws,
                                           accounting standards, public
                                           information, custody and settlement
                                           practices may result in less reliable
                                           information on foreign investments
                                           and more risks

SHORT SALES                              - May magnify underlying                - May magnify underlying
Up to 20%                                  investment losses                       investment gains

                                         - Investment costs may exceed
                                           potential underlying
                                           investment gains

                                         - Short sales "against the box"
                                           give up the opportunity for
                                           capital appreciation in the
                                           security

FIXED-INCOME OBLIGATIONS                 - A Fund's holdings, share              - Bonds have generally
(JENNISON FINANCIAL                        price, yield and total return           outperformed money market
SERVICES FUND AND                          may fluctuate in response to            instruments over the long
JENNISON TECHNOLOGY                        bond market movements                   term, with less risk than
 FUND ONLY)                                                                        stocks
                                         - Credit risk-- the risk that
                                           the default of an issuer would        - Most bonds will rise in value
Up to 10% of total assets                  leave a Fund with unpaid                when interest rates fall
                                           interest or principal. The
                                           lower a bond's quality, the           - A source of regular interest
                                           higher its potential volatility         income

                                                                                 - Investment-grade bonds have
                                                                                   a lower risk of default than
                                                                                   junk bonds

% OF FUND'S INVESTABLE ASSETS            RISKS                                   POTENTIAL REWARDS
FIXED-INCOME OBLIGATIONS                 - Market risk-- the risk that           - High-quality debt obligations
(CONT'D)                                   the market value of an                  generally are more secure
                                           investment may move up or               than stocks since companies
                                           down rapidly or                         must pay their debts before
                                           unpredictably. Market risk              they pay dividends
                                           may affect an industry, a
                                           sector, or the market as a            - Junk bonds offer higher yields
                                           whole                                   and higher potential gains

                                         - Interest rate risk-- the risk         - Principal and interest on
                                           that the value of most bonds            government securities may be
                                           will fall when interest rates           guaranteed by the issuing
                                           rise. The longer a bond's               government
                                           maturity and the lower its
                                           credit quality, the more its
                                           value typically falls. It can
                                           lead to price volatility

                                         - Junk bonds have a higher risk of
                                           default, tend to be less liquid and
                                           may be more difficult to value

                                         - Some government securities are not
                                           issued or guaranteed by the issuing
                                           government, but only by the issuing
                                           agency, which must rely on its own
                                           resources to repay the debt and are
                                           subject to risk of default like
                                           private issuers

ILLIQUID SECURITIES                      - Maybe difficult to value              - May offer a more attractive
Up to 15% of net assets                    precisely                               yield or potential for growth
                                                                                   than more widely traded
                                         - May be difficult to sell at the         securities
                                           time or price desired

MONEY MARKET INSTRUMENTS                 - Limits a Fund's potential for         - May preserve a Fund's assets
Up to 20% under normal                     capital appreciation and
circumstances; up to                       achieving its objective

100% of total assets on a                - See credit risk and market risk
temporary basis                             above (which are less of a
                                           concern  for money market
                                           funds)

HOW THE FUNDS ARE MANAGED

BOARD OF DIRECTORS

The Company's Board oversees the actions of the Manager, Investment Advisers and Distributor and decides on general policies. The Board also oversees the Company's officers, who conduct and supervise the daily business operations of each Fund.

MANAGER
PRUDENTIAL INVESTMENTS LLC (PI)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102-4077


Under a management agreement for each Fund, PI manages the Fund's investment operations and administers its business affairs. PI also is responsible for supervising each Fund's investment advisers. For the fiscal year ended November 30, 2003, each Fund paid PI a management fee of .75 of 1% of its average daily net assets.

PI and its predecessors have served as manager or administrator to investment companies since 1987. As of December 31, 2003, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $108.6 billion.

Subject to the supervision of the Board, PI is responsible for conducting the initial review of prospective investment advisers for each Fund. In evaluating a prospective investment adviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of each Fund's investment adviser.


PI and the Company operate under an exemptive order (the Order) from the Securities and Exchange Commission (the Commission) that generally permits PI to enter into or amend agreements with investment advisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an investment adviser. Shareholders of a Fund still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Fund. Each Fund will notify shareholders of any new investment advisers to the Fund or material amendments to its advisory agreements pursuant to the Order.

INVESTMENT ADVISERS


      Jennison Associates LLC (Jennison) is each Fund's investment adviser.
      Its address is 466 Lexington Avenue, New York, NY 10017. PI has responsibility for all investment advisory services, supervises Jennison and pays Jennison for its services. As of December 31, 2003, Jennison had approximately $59 billion in assets under management. Jennison has served as an investment adviser since 1969 and has advised investment companies since 1990.

      Jennison has served as an investment adviser to the Jennison Financial Services Fund and the Jennison Technology Fund since 2000 and to the Jennison Health Sciences Fund since its inception.

      Prudential Investment Management, Inc. served as an investment adviser to these Funds from their inception until June 9, 2003, when PI allocated investment advisory responsibility for 100% of the assets of these Funds to Jennison.


PORTFOLIO MANAGERS



   - JENNISON FINANCIAL SERVICES FUND. Michael A. Del Balso and Andrew M. Tucker, CFA, are the portfolio managers of the Fund. MICHAEL DEL BALSO, a Director and Executive Vice President of Jennison and its Director of Research for Growth Equity, became a portfolio manager of the Fund in May 2003. He has been a part of the Jennison investment team since
      1972. Mr. Del Balso received his B.S. from Yale University and his
      M.B.A. from Columbia University Graduate School of Business. He is a member of The New York Society of Security Analysts, Inc. ANDREW TUCKER, a Vice President of Jennison, has served as a portfolio manager to the Fund since June 2002. Prior to joining Jennison in September 1997, he served as an equity analyst and portfolio manager with the Wachovia Bank of North Carolina. Mr. Tucker received his B.S. magna cum laude from Washington and Lee University in 1992.

   - JENNISON HEALTH SCIENCES FUND. David Chan, CFA, and Michael A. Del Balso are the portfolio managers of the Fund. DAVID CHAN, who has been a portfolio manager of the Fund since its inception, is an Executive Vice President of Jennison. Prior to joining Jennison in 1992, he was employed at the Boston Consulting Group, where he was a team leader and consultant on projects in many industries, including a special focus in the healthcare area. He received a B.A. from Harvard University and an M.B.A. from Columbia University Graduate School of Business. MICHAEL DEL BALSO became a portfolio manager of the Fund in October 2000. Mr Del Balso's biographical information is presented above under "Jennison Financial Services Fund."

   - JENNISON TECHNOLOGY FUND. Susan Hirsch is the portfolio manager of the Fund. SUSAN HIRSCH, an Executive Vice President of Jennison, has managed the portfolio since its inception. Prior to joining Jennison, Ms. Hirsch was a Managing Director of PIM, which she joined in July 1996. Before that she was employed by Lehman Brothers Global Asset Management from 1986 to 1996 and Delphi Asset Management in 1996. She managed growth stock portfolios at both firms. During that time, Ms. Hirsch was named as an Institutional Investor All-American Research Team Analyst for small growth stocks in 1991, 1992 and 1993. Ms. Hirsch received her B.S. from Brooklyn College and is a member of the Financial Analysts Federation and The New York Society of Security Analysts, Inc.

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Funds' shares under a Distribution Agreement with each Fund. Each Fund has Distribution and Service Plans (the Plans) under Rule 12b-1 of the Investment Company Act of 1940, as amended (the 1940 Act). Under the Plans and the Distribution Agreements, PIMS pays the expenses of distributing each Fund's Class A, B, C and Z shares and provides certain shareholder support services. Each Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees -- known as 12b-1 fees -- are shown in the "Fees and Expenses" tables. Class A, Class B and Class C shares are subject to an annual 12b-1 fee of .30%, 1% and 1%, respectively. Because these fees are paid from each Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

FUND DISTRIBUTIONS AND TAX ISSUES

Investors who buy shares of a Fund should be aware of some important tax issues. For example, each Fund distributes DIVIDENDS of ordinary income and realized net CAPITAL GAINS, if any, to shareholders. These distributions are subject to income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA), or some other qualified or tax-deferred plan or account. Dividends and distributions from each Fund also may be subject to state and local income taxes.

Also, if you sell shares of a Fund for a profit, you may have to pay capital gains taxes on the amount of your profit unless you hold your shares in a qualified or tax-deferred plan or account.

The following briefly discusses some of the important federal income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

Each Fund distributes DIVIDENDS of any net investment income to shareholders -- typically once a year. For example, if a Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from a Fund will be taxed as ordinary income whether or not they are reinvested in the Fund.


Each Fund also distributes any realized net CAPITAL GAINS to shareholders -- typically once a year. Capital gains are generated when a Fund sells its assets for a profit. For example, if a Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's remaining total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long a Fund holds the security -- if a Fund holds a security for more than one year before selling it, any gain is treated as LONG-TERM capital gain which is generally taxed at rates of up to 15%. If a Fund holds the security for one year or less, any gain is SHORT-TERM capital gain which is taxed at ordinary income rates of up to 35%. Different rates apply to corporate shareholders.

Under recently enacted legislation, certain dividends received by individuals and other non-corporate shareholders may be eligible for the maximum 15% tax rate applicable to long-term capital gain. Also, a portion of the dividends paid to corporate shareholders of the Fund will be eligible for the 70% dividends received deduction to the extent a Fund's income is derived from certain dividends received from U.S. corporations.

For your convenience, a Fund's distributions of dividends and net capital gains are AUTOMATICALLY REINVESTED in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see subsection "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES
FORM 1099


Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year unless you own shares of a Fund as part of a qualified or tax-deferred plan or account. If you do own shares of a Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.

Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.


WITHHOLDING TAXES


If federal tax law requires you to provide a Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions and sale proceeds. Dividends of net investment income and net short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.


IF YOU PURCHASE JUST BEFORE RECORD DATE

If you buy shares of a Fund just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to ordinary income or capital gains taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so, because when dividends are paid out, the value of each share of a Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

QUALIFIED AND TAX-DEFERRED RETIREMENT PLANS


Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of JennisonDryden or Strategic Partners mutual funds that are suitable for retirement plans offered by Prudential.


IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of a Fund for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax unless you hold shares in a qualified or tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares and when you bought them. If you sell shares of a Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.

[GRAPHIC]                       +$  CAPITAL GAIN
                                    (taxes owed)

$  RECEIPTS FROM SALE               OR

                                -$  CAPITAL LOSS
                                    (offset against gain)

If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale of the shares). If you acquire shares of the Fund and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.


Exchanging your shares of a Fund for the shares of another JennisonDryden or Strategic Partners mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.


Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell -- or exchange -- Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES

We have obtained a legal opinion that the conversion of Class B shares into Class A shares -- which happens automatically approximately seven years after purchase -- is not a "taxable event." This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see subsection "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.

HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUNDS

HOW TO BUY SHARES

STEP 1: OPEN AN ACCOUNT

If you don't have an account with us or a securities firm that is permitted to buy or sell shares of a Fund for you, call Prudential Mutual Fund Services LLC
(PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES

P.O. BOX 8179

PHILADELPHIA, PA 19101

You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. We have the right to reject any purchase order (including an exchange into a Fund) or suspend or modify a Fund's sale of its shares.

STEP 2: CHOOSE A SHARE CLASS

Individual investors can choose among Class A, Class B, Class C and Class Z shares of a Fund, although Class Z shares are available only to a limited group of investors.


Multiple share classes let you choose a cost structure that better meets your needs. With Class A shares, investors who purchase less than $1 million of Class A shares pay the initial sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% sales charge when the shares are sold. This charge is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a Contingent Deferred Sales Charge, or CDSC), but the operating expenses each year are higher than Class A and Class Z share expenses. With Class C shares, you pay a 1% CDSC if you sell within 12 months of purchase, but the operating expenses are also higher than the expenses for Class A shares and Class Z shares.

When choosing a share class, you should consider the following:
   -  The amount of your investment,
   - The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges,

   - The different sales charges that apply to a share class -- Class A's front-end sales charge (or CDSC in certain circumstances) vs. Class B's CDSC vs. Class C's low CDSC,
   -  Whether you qualify for any reduction or waiver of sales charges,
   - The fact that, if you are purchasing Class B shares in an amount of $100,000 or more, you should consult with your financial adviser to determine whether other share classes (like Class A) are more beneficial given your circumstances,
   - The fact that if you are purchasing Class C shares in an amount of $500,000 or more, you should consult with your financial adviser to determine whether another share class (like Class A) may be more beneficial given your circumstances,

   - The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase, and
   -  Whether you qualify to purchase Class Z shares.

See "How to Sell Your Shares" for a description of the impact of CDSCs.

SHARE CLASS COMPARISON. Use this chart to help you compare the Funds' different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.


                                               CLASS A           CLASS B          CLASS C         CLASS Z
Minimum purchase amount(1)                 $        1,000    $         1,000    $      2,500        None
--------------------------------------------------------------------------------------------------------------
Minimum amount for
 subsequent purchases(1)                   $          100    $           100    $        100        None
--------------------------------------------------------------------------------------------------------------
Maximum initial sales charge(1)            5% of the         None               None                None
                                           public
                                           offering price
--------------------------------------------------------------------------------------------------------------
Contingent Deferred                        1%(3)             If sold during:    1% on sales         None
 Sales Charge (CDSC)(2)                                      Year 1     5%      made within
                                                             Year 2     4%      12 months of
                                                             Year 3     3%      purchase
                                                             Year 4     2%
                                                             Years 5/6  1%
                                                             Year 7     0%
--------------------------------------------------------------------------------------------------------------
Annual distribution and service (12b-1)    .30 of 1%         1%                 1% None
 fees shown as a percentage of
 average net assets(4)
--------------------------------------------------------------------------------------------------------------



(1) The minimum investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see "Step 4: Additional Shareholder Services -- Automatic Investment Plan."

(2) For more information about the CDSC and how it is calculated, see "How to Sell Your Shares -- Contingent Deferred Sales Charge (CDSC)."

(3) Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC. This charge is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential.

(4) These distribution and service fees are paid from a Fund's assets on a continuous basis. The service fee for Class A, Class B and Class C shares is .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including the .25 of 1% service fee) and is .75 of 1% for Class B and Class C shares. The Distributor of each Fund has voluntarily agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares. It is anticipated that this fee reduction will terminate on or about July 30, 2004, but it may be discontinued partially or completely at any time.

REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE

The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

INCREASE THE AMOUNT OF YOUR INVESTMENT. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.

                         SALES CHARGE AS % OF  SALES CHARGE AS % OF     DEALER
AMOUNT OF PURCHASE          OFFERING PRICE        AMOUNT INVESTED     REALLOWANCE
Less than $25,000               5.00%                 5.26%              4.75%
$25,000 to $49,999              4.50%                 4.71%              4.25%
$50,000 to $99,999              4.00%                 4.17%              3.75%
$100,000 to $249,999            3.25%                 3.36%              3.00%
$250,000 to $499,999            2.50%                 2.56%              2.40%
$500,000 to $999,999            2.00%                 2.04%              1.90%
$1 million and above*           None                  None               None

* If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares. If you purchase $1 million or more of Class A shares, you will be subject to a 1% CDSC for shares redeemed within 12 months of purchase. This charge is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential.

To satisfy the purchase amounts above, you can:
   -  Invest with an eligible group of investors who are related to you,

   - Buy Class A shares of two or more JennisonDryden or Strategic Partners mutual funds at the same time,
   - Use your RIGHTS OF ACCUMULATION, which allow you to combine (1) the current value of JennisonDryden or Strategic Partners mutual fund shares you already own, (2) the value of money market shares you have received for shares of other JennisonDryden or Strategic Partners mutual funds exchanged in an exchange transaction, and (3) the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent at the time of purchase if you qualify for Rights of Accumulation), or
   - Sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in a Fund and other JennisonDryden or Strategic Partners mutual funds within 13 months.


The Distributor may reallow Class A's sales charge to dealers.

BENEFIT PLANS. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

MUTUAL FUND PROGRAMS. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

   - Mutual fund "wrap" or asset allocation programs where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

   - Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in a Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.


OTHER TYPES OF INVESTORS. Other investors may pay no sales charge, including certain officers, employees or agents of Prudential and its affiliates, the JennisonDryden or Strategic Partners mutual funds, the investment advisers of the JennisonDryden or Strategic Partners mutual funds and registered representatives and employees of brokers that have entered into a dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Reduction and Waiver of Initial Sales Charge -- Class A Shares."

QUALIFYING FOR CLASS Z SHARES

BENEFIT PLANS. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

MUTUAL FUND PROGRAMS. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes a Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:
   - Mutual fund "wrap" or asset allocation programs where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or
   - Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in a Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

OTHER TYPES OF INVESTORS. Class Z shares also can be purchased by any of the following:

   - Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the JennisonDryden or Strategic Partners mutual funds are an available option,
   - Current and former Directors/Trustees of the JennisonDryden or Strategic Partners mutual funds (including the Company), and

   -  Prudential, with an investment of $10 million or more.


PAYMENTS TO THIRD PARTIES


In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise. The Distributor or one of its affiliates may make ongoing payments from its own resources to brokers, financial advisers and other persons for providing recordkeeping or otherwise facilitating the maintenance of shareholder accounts.

CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS

If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we also will convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.

Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, to the extent the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to each Fund. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Conversion Feature -- Class B Shares."

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY

The price you pay for each share of a Fund is based on the share value. The share value of a mutual fund -- known as the NET ASSET VALUE or NAV -- is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of fund XYZ owned by shareholders, the price of one share of the fund -- or the NAV -- is $10 ($1,000 divided by 100).

A Fund's portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Company's Board. A Fund also may use fair value pricing if it determines that the market quotation is not reliable based, among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that a Fund uses to determine its NAV may differ from the security's quoted or published price. A Fund may determine to use fair value pricing after the NAV publishing deadline, but before capital shares are processed; in these instances, the NAV you receive may differ from the published NAV price. For purposes of computing a Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of trading on the New York Stock Exchange (NYSE). Except when we fair value securities or as noted below, we normally value each foreign security held by a Fund as of the close of the security's primary market.

We determine each Fund's NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase, redeem or exchange a Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, each Fund will ordinarily price its shares, and you may purchase, redeem or exchange shares on days that the NYSE is open but foreign securities markets are closed. We may not determine the NAV of a Fund on days when we have not received any orders to purchase, sell or exchange the Fund's shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV.

[SIDENOTE]

MUTUAL FUND SHARES

THE NAV OF MUTUAL FUND SHARES CHANGES EVERY DAY BECAUSE THE VALUE OF A FUND'S PORTFOLIO CHANGES CONSTANTLY. FOR EXAMPLE, IF FUND XYZ HOLDS ACME CORP. STOCK IN ITS PORTFOLIO AND THE PRICE OF ACME STOCK GOES UP WHILE THE VALUE OF THE FUND'S OTHER HOLDINGS REMAINS THE SAME AND EXPENSES DON'T CHANGE, THE NAV OF FUND XYZ WILL INCREASE.

Most national newspapers report the NAVs of larger mutual funds, allowing investors to check the prices of those funds daily.

WHAT PRICE WILL YOU PAY FOR SHARES OF A FUND?


For Class A shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B, Class C and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.


Unless regular trading on the NYSE closes before 4:00 p.m. New York time, your order to purchase must be received by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

STEP 4: ADDITIONAL SHAREHOLDER SERVICES

As a Fund shareholder, you can take advantage of the following services and privileges:

AUTOMATIC REINVESTMENT. As we explained in the "Fund Distributions and Tax Issues" section, each Fund pays out -- or distributes -- its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in your Fund at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 8159
PHILADELPHIA, PA 19101

AUTOMATIC INVESTMENT PLAN. You can make regular purchases of a Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

RETIREMENT PLAN SERVICES. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLES, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

SYSTEMATIC WITHDRAWAL PLAN. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class A (in certain cases), Class B and Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report for each Fund, which contain important financial information about the Funds. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of a Fund's prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES

You can sell your shares of a Fund for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" below.

When you sell shares of a Fund -- also known as redeeming your shares -- the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable
CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 8149
PHILADELPHIA, PA 19101

Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES

There are certain times when you may not be able to sell shares of a Fund, or when we may delay paying you the proceeds from a sale. As permitted by the Commission, this may happen only during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Sale of Shares."

If you are selling more than $100,000 of shares, you want the redemption proceeds payable to or sent to someone or some place that is not in our records, or you are a business or a trust and you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Signature Guarantee."

CONTINGENT DEFERRED SALES CHARGE (CDSC)


If you sell Class B shares within six years of purchase or Class C shares within 12 months of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares through certain broker-dealers that are not affiliated with Prudential, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

   - Amounts representing shares you purchased with reinvested dividends and distributions,

   - Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases) and Class C shares and six years for Class B shares and
   - Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases) and Class C shares and six years for Class B shares).


Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid -- or at least minimize -- the CDSC.

Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

As we noted before in the "Share Class Comparison" chart, if you purchase $1 million or more of Class A shares through certain broker-dealers that are not affiliated with Prudential, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. The CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares -- which is applied to shares sold within 12 months of purchase. For Class A, Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.


The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC -- CLASS A SHARES

The Class A CDSC is waived for all Class A investors who purchase $1 million or more of Class A shares and redeem those shares within 12 months of purchase, other than those who purchase their shares from certain broker-dealers that are not affiliated with Prudential. The Class A CDSC does not apply to investors that purchase less than $1 million of Class A shares.

WAIVER OF THE CDSC -- CLASS B SHARES

The CDSC will be waived if the Class B shares are sold:
   - After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability,
   - To provide for certain distributions -- made without IRS penalty -- from a tax-deferred retirement plan, IRA or Section 403(b) custodial account, and
   -  On certain sales effected through a Systematic Withdrawal Plan.


For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Contingent Deferred Sales Charge -- Waiver of Contingent Deferred Sales Charge -- Class B Shares."

WAIVER OF THE CDSC -- CLASS C SHARES

BENEFIT PLANS. The CDSC will be waived for purchases by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

REDEMPTION IN KIND

If the sales of a Fund's shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS

If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize Fund expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE

After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund and account without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Sale of Shares."

RETIREMENT PLANS

To sell shares and receive a distribution from a retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES


You can exchange your shares of a Fund for shares of the same class in certain other JennisonDryden or Strategic Partners mutual funds -- including certain money market funds -- if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of a Fund for Class A shares of another JennisonDryden or Strategic Partners mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Special Money Market Fund, Inc. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.


If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 8157
PHILADELPHIA, PA 19101


There is no sales charge for such exchanges. However, if you exchange -- and then sell -- Class A shares within 12 months of your original purchase (only in certain circumstances), Class B shares within approximately six years of your original purchase or Class C shares within 12 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class A, Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding periods for CDSC liability.


Remember, as we explained in the section entitled "Fund Distributions and Tax Issues -- If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account -- Exchange Privilege."


FREQUENT TRADING


Frequent trading of Fund shares in response to short-term fluctuations in the market -- also known as "market timing" -- may make it very difficult to manage a Fund's investments. When market timing occurs, a Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash a

Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, each Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume or frequency of trading. A Fund will notify a market timer of rejection of an exchange or purchase order.


TELEPHONE REDEMPTIONS OR EXCHANGES

You may redeem your shares of a Fund if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the applicable Fund at (800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see section entitled "How to Sell Your Shares -- Restrictions on Sales" for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

The Funds' Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. A Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If a Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

The telephone redemption and exchange procedure may be modified or terminated at any time. If this occurs, you will receive a written notice from the applicable Fund.

EXPEDITED REDEMPTION PRIVILEGE


If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the applicable Fund prior to 4:00 p.m. New York time to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "Purchase, Redemption and Pricing of Fund Shares -- Sale of Shares -- Expedited Redemption Privilege" in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

FINANCIAL HIGHLIGHTS

The financial highlights below are intended to help you evaluate each Fund's financial performance since its inception. The TOTAL RETURN in each chart represents the rate that a shareholder would have earned on an investment in that share class of a Fund, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.


A copy of each Fund's annual report, along with each Fund's audited financial statements and report of independent auditors, is available, upon request, at no charge, as described on the back cover of this prospectus.

JENNISON FINANCIAL SERVICES FUND

The financial highlights were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report was unqualified.


CLASS A SHARES (fiscal periods ended 11-30)


PER SHARE OPERATING PERFORMANCE                 2003           2002          2001(f)          2000(f)          1999(a)
Net asset value, beginning of period         $    10.58     $    11.92     $    11.11       $     9.36       $    10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                               .08            .04            .05              .08               --(d)
Net realized and unrealized gain
  (loss) on investment transactions                1.60           (.76)           .86             1.67             (.64)
Total from investment operations                   1.68           (.72)           .91             1.75             (.64)
LESS DISTRIBUTIONS:
Dividends from net investment income                 --             --           (.10)              --               --
Distributions from net realized gains              (.38)          (.62)            --               --               --
Total distributions                                (.38)          (.62)          (.10)              --               --
Net asset value, end of period               $    11.88     $    10.58     $    11.92       $    11.11       $     9.36
Total return(b)                                   16.61%         (6.42)%         8.06%           18.80%           (6.40)%

RATIOS/SUPPLEMENTAL DATA                        2003           2002           2001(f)          2000(f)          1999(a)
Net assets, end of period (000)              $   27,092     $   27,084     $   36,622       $   28,801       $   22,050
Average net assets (000)                     $   25,604     $   32,778     $   36,447       $   22,614       $   21,235
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
  service (12b-1) fees(g)                          1.57%          1.50%          1.45%            1.33%(e)         1.58%(c)(e)
Expenses, excluding distribution and
  service (12b-1) fees                             1.32%          1.25%          1.20%            1.08%(e)         1.33%(c)(e)
Net investment income                               .74%           .28%           .44%             .83%(e)          .09%(c)(e)
FOR CLASS A, B, C AND Z SHARES:
Portfolio turnover rate                              93%            65%            81%              85%              39%(h)


(a) Information shown is for the period 6-30-99 (when shares were first offered) through 11-30-99.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than one full year are not annualized.

(c)  Annualized.
(d)  Less than $.005 per share.
(e)  Net of management fee waiver.
(f)  Based on average shares outstanding during the year.

(g) The Distributor of the Fund contractually agreed to limit its distribution and service fees to .25 of 1% of the average daily net assets of the Class A shares.
(h)  Portfolio turnover for periods less than one full year are not annualized.

The financial highlights were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report was unqualified.


CLASS B SHARES (fiscal periods ended 11-30)


PER SHARE OPERATING PERFORMANCE                 2003           2002          2001(e)          2000(e)          1999(a)
Net asset value, beginning of period         $    10.39     $    11.80     $    11.00       $     9.33       $    10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         --(f)        (.06)          (.04)             .01             (.02)
Net realized and unrealized gain
  (loss) on investment transactions                1.56           (.73)           .84             1.66             (.65)
Total from investment operations                   1.56           (.79)           .80             1.67             (.67)
LESS DISTRIBUTIONS:
Distributions from net realized gains              (.38)          (.62)            --               --               --
Net asset value, end of period               $    11.57     $    10.39     $    11.80       $    11.00       $     9.33
Total return(b)                                   15.73%         (7.11)%         7.27%           17.90%           (6.70)%

RATIOS/SUPPLEMENTAL DATA                        2003           2002          2001(e)          2000(e)          1999(a)
Net assets, end of period (000)              $   68,888     $   70,132     $   91,892       $   78,182       $   50,252
Average net assets (000)                     $   65,823     $   83,029     $   92,775       $   59,442       $   44,194
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
  service (12b-1) fees                             2.32%          2.25%          2.20%            2.08%(d)         2.33%(c)(d)
Expenses, excluding distribution and
  service (12b-1) fees                             1.32%          1.25%          1.20%            1.08%(d)         1.33%(c)(d)
Net investment income (loss)                       (.01)%         (.47)%         (.31)%            .09%(d)         (.69)%(c)(d)


(a) Information shown is for the period 6-30-99 (when shares were first offered) through 11-30-99.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than one full year are not annualized.

(c)  Annualized.
(d)  Net of management fee waiver.
(e)  Based on average shares outstanding during the year.

(f)  Less than $.005 per share.

The financial highlights were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report was unqualified.


CLASS C SHARES (fiscal periods ended 11-30)


PER SHARE OPERATING PERFORMANCE                 2003           2002          2001(e)          2000(e)          1999(a)
Net asset value, beginning of period         $    10.39     $    11.80     $    11.00       $     9.33       $    10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         --(f)        (.06)          (.04)             .01             (.02)
Net realized and unrealized gain
  (loss) on investment transactions                1.56           (.73)           .84             1.66             (.65)
Total from investment operations                   1.56           (.79)           .80             1.67             (.67)
LESS DISTRIBUTIONS:
Distributions from net realized gains              (.38)          (.62)            --               --               --
Net asset value, end of period               $    11.57     $    10.39     $    11.80       $    11.00       $     9.33
Total return(b)                                   15.73%         (7.11)%         7.27%           17.90%           (6.70)%

RATIOS/SUPPLEMENTAL DATA                        2003           2002          2001(e)          2000(e)          1999(a)
Net assets, end of period (000)              $   28,820     $   30,937     $   44,119       $   41,011       $   26,939
Average net assets (000)                     $   28,204     $   38,005     $   46,601       $   30,639       $   25,325
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
  service (12b-1) fees                             2.32%          2.25%          2.20%            2.08%(d)         2.33%(c)(d)
Expenses, excluding distribution and
  service (12b-1) fees                             1.32%          1.25%          1.20%            1.08%(d)         1.33%(c)(d)
Net investment income (loss)                       (.02)%         (.47)%         (.30)%            .09%(d)         (.66)%(c)(d)


(a) Information shown is for the period 6-30-99 (when shares were first offered) through 11-30-99.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than one full year are not annualized.

(c)  Annualized.
(d)  Net of management fee waiver.
(e)  Based on average shares outstanding during the year.

(f)  Less than $.005 per share.

The financial highlights were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report was unqualified.


CLASS Z SHARES (fiscal periods ended 11-30)


PER SHARE OPERATING PERFORMANCE                 2003           2002          2001(e)          2000(e)          1999(a)
Net asset value, beginning of period         $    10.63     $    11.95     $    11.15       $     9.36       $    10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                               .11            .08            .08              .11              .01
Net realized and unrealized gain
  (loss) on investment transactions                1.62           (.78)           .86             1.68             (.65)
Total from investment operations                   1.73           (.70)           .94             1.79             (.64)
LESS DISTRIBUTION:
Dividends from net investment income                 --             --           (.14)              --               --
Distributions from net realized gains              (.38)          (.62)            --               --               --
Total distributions                                (.38)          (.62)          (.14)              --               --
Net asset value, end of period               $    11.98     $    10.63     $    11.95       $    11.15       $     9.36
Total investment return(b)                        17.02%         (6.22)%         8.30%           19.10%           (6.40)%

RATIOS/SUPPLEMENTAL DATA                        2003           2002          2001(e)          2000(e)          1999(a)
Net assets, end of period (000)              $    7,007     $    8,131     $   13,570       $    9,753       $    4,941
Average net assets (000)                     $    6,851     $   11,031     $   12,855       $    5,913       $    4,972
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
  service (12b-1) fees                             1.32%          1.25%          1.20%            1.08%(d)         1.33%(c)(d)
Expenses, excluding distribution and
  service (12b-1) fees                             1.32%          1.25%          1.20%            1.08%(d)         1.33%(c)(d)
Net investment income                               .98%           .52%           .70%            1.13%(d)          .35%(c)(d)


(a) Information shown is for the period 6-30-99 (when shares were first offered) through 11-30-99.
(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than one full year are not annualized.
(c)  Annualized.
(d)  Net of management fee waiver.
(e)  Based on average shares outstanding during the year.

JENNISON HEALTH SCIENCES FUND

The financial highlights were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report was unqualified.


CLASS A SHARES (fiscal periods ended 11-30)


PER SHARE OPERATING PERFORMANCE                 2003           2002           2001             2000            1999(a)
Net asset value, beginning of period         $    10.78     $    15.62     $    18.51       $    10.86       $    10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       (.09)          (.04)          (.01)            (.01)(d)         (.02)(d)
Net realized and unrealized gain
  (loss) on investment transactions                3.24          (3.99)           .10             7.81              .88
Total from investment operations                   3.15          (4.03)           .09             7.80              .86
LESS DISTRIBUTIONS:
Distributions from net realized gains                --           (.81)         (2.98)            (.15)              --
Net asset value, end of period               $    13.93     $    10.78     $    15.62       $    18.51       $    10.86
Total return(b)                                   29.22%        (27.09)%          .76%           72.32%            8.60%

RATIOS/SUPPLEMENTAL DATA                        2003           2002           2001             2000            1999(a)
Net assets, end of period (000)              $   71,249     $   54,246     $   92,196       $   98,129       $   36,646
Average net assets (000)                     $   62,783     $   72,143     $   94,702       $   59,890       $   32,032
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
  service (12b-1) fees(f)                          1.42%          1.37%          1.29%            1.10%(a)         1.59%(c)(d)
Expenses, excluding distribution and
  service (12b-1) fees                             1.17%          1.12%          1.04%             .85%(d)         1.34%(c)(d)
Net investment income (loss)                       (.73)%         (.48)%         (.49)%           (.13)%(d)        (.43)%(c)(d)
FOR CLASS A, B, C AND Z SHARES:
Portfolio turnover rate                             192%           116%            94%             138%              61%(e)


(a) Information shown is for the period 6-30-99 (when shares were first offered) through 11-30-99.

(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.

(c)  Annualized.
(d)  Net of management fee waiver.
(e)  Not annualized.

(f) The Distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

The financial highlights were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report was unqualified.


CLASS B SHARES (fiscal periods ended 11-30)


PER SHARE OPERATING PERFORMANCE                 2003           2002           2001             2000            1999(a)
Net asset value, beginning of period         $    10.47     $    15.30     $    18.31       $    10.83       $    10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       (.20)          (.17)          (.21)            (.11)(d)         (.05)(d)
Net realized and unrealized gain
  (loss) on investment transactions                3.15          (3.85)           .18             7.74              .88
Total from investment operations                   2.95          (4.02)          (.03)            7.63              .83
LESS DISTRIBUTIONS:
Distributions from net realized gains                --           (.81)         (2.98)            (.15)              --
Net asset value, end of period               $    13.42     $    10.47     $    15.30       $    18.31       $    10.83
Total return(b)                                   28.18%        (27.62)%          .06%           70.85%            8.30%

RATIOS/SUPPLEMENTAL DATA                        2003           2002           2001             2000            1999(a)
Net assets, end of period (000)              $  148,077     $  129,568     $  215,087       $  222,772       $   89,061
Average net assets (000)                     $  137,866     $  164,481     $  207,806       $  156,579       $   74,448
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
  service (12b-1) fees                             2.17%          2.12%          2.04%            1.85%(d)         2.34%(c)(d)
Expenses, excluding distribution and
  service (12b-1) fees                             1.17%          1.12%          1.04%             .85%(d)         1.34%(c)(d)
Net investment income (loss)                      (1.47)%        (1.23)%        (1.24)%           (.87)%(d)       (1.20)%(c)(d)


(a) Information shown is for the period 6-30-99 (when shares were first offered) through 11-30-99.

(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.

(c)  Annualized.
(d)  Net of management fee waiver.

The financial highlights were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report was unqualified.


CLASS C SHARES (fiscal periods ended 11-30)


PER SHARE OPERATING PERFORMANCE                 2003           2002           2001             2000            1999(a)
Net asset value, beginning of period         $    10.47     $    15.30     $    18.31       $    10.83       $    10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       (.21)          (.18)          (.22)            (.12)(d)         (.05)(d)
Net realized and unrealized gain
  (loss) on investment transactions                3.16          (3.84)           .19             7.75              .88
Total from investment operations                   2.95          (4.02)          (.03)            7.63              .83
LESS DISTRIBUTIONS:
Distributions from net realized gains                --           (.81)         (2.98)            (.15)              --
Net asset value, end of period               $    13.42     $    10.47     $    15.30       $    18.31       $    10.83
Total return(b)                                   28.18%        (27.62)%          .06%           70.85%            8.30%

RATIOS/SUPPLEMENTAL DATA                        2003           2002           2001             2000            1999(a)
Net assets, end of period (000)              $   52,212     $   47,750     $   86,887       $   93,698       $   46,551
Average net assets (000)                     $   49,357     $   63,423     $   86,176       $   69,491       $   41,090
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
  service (12b-1) fees                             2.17           2.12%          2.04%            1.85%(d)         2.34%(c)(d)
Expenses, excluding distribution and
  service (12b-1) fees                             1.17           1.12%          1.04%             .85%(d)         1.34%(c)(d)
Net investment income (loss)                      (1.47)%        (1.23)%        (1.23)%           (.87)%(d)       (1.18)%(c)(d)


(a) Information shown is for the period 6-30-99 (when shares were first offered) through 11-30-99.

(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.

(c)  Annualized.
(d)  Net of management fee waiver.

The financial highlights were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report was unqualified.


CLASS Z SHARES (fiscal periods ended 11-30)


PER SHARE OPERATING PERFORMANCE                 2003           2002           2001             2000            1999(a)
Net asset value, beginning of period         $    10.90     $    15.74     $    18.58       $    10.88       $    10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       (.01)         --(e)            .04              .01(d)          (.01)(d)
Net realized and unrealized gain
  (loss) on investment transactions                3.22          (4.03)           .10             7.84              .89
Total from investment operations                   3.21          (4.03)           .14             7.85              .88
LESS DISTRIBUTIONS:
Distributions from net realized gains                --           (.81)         (2.98)            (.15)              --
Net asset value, end of period               $    14.11     $    10.90     $    15.74       $    18.58       $    10.88
Total return(b)                                   29.45%        (26.88)%         1.14%           72.55%            8.80%

RATIOS/SUPPLEMENTAL DATA                        2003           2002           2001             2000            1999(a)
Net assets, end of period (000)              $   21,607     $   19,106     $   32,475       $   31,101       $    8,381
Average net assets (000)                     $   18,671     $   24,447     $   30,209       $   17,429       $    6,932
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
  service (12b-1) fees                             1.17%          1.12%          1.04%             .85%(d)         1.34%(c)(d)
Expenses, excluding distribution and
  service (12b-1) fees                             1.17%          1.12%          1.04%             .85%(d)         1.34%(c)(d)
Net investment income (loss)                       (.48)%         (.23)%         (.25)%            .12%(d)         (.20)%(c)(d)


(a) Information shown is for the period 6-30-99 (when shares were first offered) through 11-30-99.

(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.

(c)  Annualized.
(d)  Net of management fee waiver.
(e)  Less than ($0.005).

JENNISON TECHNOLOGY FUND

The financial highlights were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report was unqualified.


CLASS A SHARES (fiscal periods ended 11-30)


PER SHARE OPERATING PERFORMANCE                 2003           2002           2001             2000            1999(a)
Net asset value, beginning of period         $     5.15     $     7.07     $    11.72       $    13.44       $    10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                (.09)          (.10)          (.07)            (.11)(d)         (.04)(d)
Net realized and unrealized gain
  (loss) on investment transactions                1.68          (1.82)         (3.36)           (1.53)            3.80
Total from investment operations                   1.59          (1.92)         (3.43)           (1.64)            3.76
LESS DISTRIBUTIONS:
Distributions from net realized gains
  on investments                                     --             --          (1.22)            (.08)            (.32)
Net asset value, end of period               $     6.74     $     5.15     $     7.07       $    11.72       $    13.44
Total return(b)                                   30.87%        (27.16)%       (33.35)%         (12.39)%          37.59%

RATIOS/SUPPLEMENTAL DATA                        2003           2002           2001             2000            1999(a)
Net assets, end of period (000)              $   51,747     $   43,808     $   70,417       $  107,924       $   65,991
Average net assets (000)                     $   42,894     $   54,459     $   86,366       $  137,874       $   46,443
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
  service (12b-1) fees(e)                          1.86%          1.86%          1.53%            1.08%(d)         1.47%(c)(d)
Expenses, excluding distribution and
  service (12b-1) fees                             1.61%          1.61%          1.28%             .83%(d)         1.22%(c)(d)
Net investment loss                               (1.59)%        (1.57)%         (.85)%           (.74)%(d)       (1.00)%(c)(d)
FOR CLASS A, B, C AND Z SHARES:
Portfolio turnover rate                             188%           164%           154%             151%              38%(f)


(a) Information shown is for the period 6-30-99 (when shares were first offered) through 11-30-99.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c)  Annualized.
(d)  Net of management fee waiver.

(e) The Distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(f)  Not annualized.

The financial highlights were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report was unqualified.


CLASS B SHARES (fiscal periods ended 11-30)


PER SHARE OPERATING PERFORMANCE                 2003           2002           2001             2000            1999(a)
Net asset value, beginning of period         $     5.01     $     6.94     $    11.60       $    13.40       $    10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                (.13)          (.15)          (.14)            (.23)(d)         (.06)(d)
Net realized and unrealized gain
  (loss) on investment transactions                1.64          (1.78)         (3.30)           (1.49)            3.78
Total from investment operations                   1.51          (1.93)         (3.44)           (1.72)            3.72
LESS DISTRIBUTIONS:
Distributions from net realized gains
  on investments                                     --             --          (1.22)            (.08)            (.32)
Net asset value, end of period               $     6.52     $     5.01     $     6.94       $    11.60       $    13.40
Total return(b)                                   30.14%        (27.81)%       (33.83)%         (13.03)%          37.19%

RATIOS/SUPPLEMENTAL DATA                        2003           2002           2001             2000            1999(a)
Net assets, end of period (000)              $   92,163     $   80,613     $  138,220       $  230,357       $  155,801
Average net assets (000)                     $   77,751     $  101,549     $  170,790       $  306,603       $   97,787
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
  service (12b-1) fees                             2.61%          2.61%          2.28%            1.83%(d)         2.22%(c)(d)
Expenses, excluding distribution and
  service (12b-1) fees                             1.61%          1.61%          1.28%             .83%(d)         1.22%(c)(d)
Net investment loss                               (2.35)%        (2.32)%        (1.59)%          (1.49)%(d)       (1.75)%(c)(d)


(a) Information shown is for the period 6-30-99 (when shares were first offered) through 11-30-99.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c)  Annualized.
(d)  Net of management fee waiver.

The financial highlights were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report was unqualified.


CLASS C SHARES (fiscal periods ended 11-30)


PER SHARE OPERATING PERFORMANCE                 2003           2002           2001             2000            1999(a)
Net asset value, beginning of period         $     5.01     $     6.94     $    11.60       $    13.40       $    10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                (.13)          (.15)          (.14)            (.23)(d)         (.07)(d)
Net realized and unrealized gain
  (loss) on investment transactions                1.64          (1.78)         (3.30)           (1.49)            3.79
Total from investment operations                   1.51          (1.93)         (3.44)           (1.72)            3.72
LESS DISTRIBUTIONS:
Distributions from net realized gains
  on investments                                     --             --          (1.22)            (.08)            (.32)
Net asset value, end of period               $     6.52     $     5.01     $     6.94       $    11.60       $    13.40
Total return(b)                                   30.14%        (27.81)%       (33.83)%         (13.03)%          37.19%

RATIOS/SUPPLEMENTAL DATA                        2003           2002           2001             2000            1999(a)
Net assets, end of period (000)              $   32,234     $   28,710     $   50,876       $   83,717       $   66,353
Average net assets (000)                     $   27,519     $   36,790     $   63,088       $  111,334       $   46,510
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
  service (12b-1) fees                             2.61%          2.61%          2.28%            1.83%(d)         2.22%(c)(d)
Expenses, excluding distribution and
  service (12b-1) fees                             1.61%          1.61%          1.28%             .83%(d)         1.22%(c)(d)
Net investment loss                               (2.35)%        (2.31)%        (1.59)%          (1.49)%(d)       (1.75)%(c)(d)


(a) Information shown is for the period 6-30-99 (when shares were first offered) through 11-30-99.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c)  Annualized.
(d)  Net of management fee waiver.

The financial highlights were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report was unqualified.


CLASS Z SHARES (fiscal periods ended 11-30)


PER SHARE OPERATING PERFORMANCE                 2003           2002           2001             2000            1999(a)
Net asset value, beginning of period         $     5.20     $     7.12     $    11.76       $    13.46       $    10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                (.06)          (.08)          (.05)            (.08)(d)         (.03)(d)
Net realized and unrealized gain
  (loss) on investment transactions                1.68          (1.84)         (3.37)           (1.54)            3.81
Total from investment operations                   1.62          (1.92)         (3.42)           (1.62)            3.78
LESS DISTRIBUTIONS:
Distributions from net realized gains
  on investments                                     --             --          (1.22)            (.08)            (.32)
Net asset value, end of period               $     6.82     $     5.20     $     7.12       $    11.76       $    13.46
Total return(b)                                   31.15%        (26.97)%       (33.14)%         (12.23)%          37.79%

RATIOS/SUPPLEMENTAL DATA                        2003           2002           2001             2000            1999(a)
Net assets, end of period (000)              $    7,478     $    5,906     $   10,274       $   16,386       $   12,711
Average net assets (000)                     $    5,030     $    7,193     $   12,330       $   21,704       $    8,743
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
  service (12b-1) fees                             1.61%          1.61%          1.28%             .83%(d)         1.22%(c)(d)
Expenses, excluding distribution and
  service (12b-1) fees                             1.61%          1.61%          1.28%             .83%(d)         1.22%(c)(d)
Net investment loss                               (1.28)%        (1.32)%         (.58)%           (.49)%(d)        (.75)%(c)(d)


(a) Information shown is for the period 6-30-99 (when shares were first offered) through 11-30-99.
(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c)  Annualized.
(d)  Net of management fee waiver.

NOTES

NOTES

NOTES

NOTES

FOR MORE INFORMATION


Please read this prospectus before you invest in the Funds and keep it for future reference. For information or shareholder questions contact:


-  MAIL

   Prudential Mutual

   Fund Services LLC
   PO Box 8098
   Philadelphia, PA 19101

-  TELEPHONE
   (800) 225-1852
   (732) 482-7555 (from outside the U.S.)

-  WEBSITES
   www.jennisondryden.com
   www.strategicpartners.com

-  Outside Brokers should contact:

   Prudential Investment Management

   Services LLC
   PO Box 8310
   Philadelphia, PA 19101

-  TELEPHONE
   (800) 778-8769


You can also obtain copies of Funds documents from the Securities and Exchange Commission as follows:


-  MAIL
   Securities and Exchange Commission
   Public Reference Section
   Washington, DC 20549-0102

-  ELECTRONIC REQUEST
   publicinfo@sec.gov
   Note: The SEC charges a fee to copy documents

-  IN PERSON
   Public Reference Room in Washington, DC
   For hours of operation, call (202) 942-8090

-  VIA THE INTERNET
   on the EDGAR database at http://www.sec.gov


Additional information about the Funds can be obtained without charge and can be found in the following documents:


-  STATEMENT OF ADDITIONAL INFORMATION (SAI)
   (incorporated by reference into this prospectus)

-  ANNUAL REPORT
   (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)

-  SEMI-ANNUAL REPORT


Jennison Financial Services Fund Symbols



 SHARE CLASS          A          B          C          Z
 Nasdaq               PFSAX      PUFBX      PUFCX      PFSZX
 CUSIP                476294103  476294202  476294301  476294400



Jennison Health Sciences Fund Symbols



 SHARE CLASS          A          B          C          Z
 Nasdaq               PHLAX      PHLBX      PHLCX      PHSZX
 CUSIP                476294509  476294608  476294707  476294806



Jennison Technology Fund Symbols



 SHARE CLASS          A          B          C          Z
 Nasdaq               PTYAX      PTYBX      PTYCX      PTFZX
 CUSIP                476294889  476294871  476294863  476294855



MF188A                                  Investment Company Act File No. 811-3175

JENNISON UTILITY FUND


FORMERLY KNOWN AS PRUDENTIAL UTILITY FUND

FEBRUARY 2, 2004


PROSPECTUS

[GRAPHIC]

FUND TYPE

SECTOR STOCK

OBJECTIVE


TOTAL RETURN THROUGH A COMBINATION OF CAPITAL APPRECIATION AND CURRENT INCOME

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

JENNISONDRYDEN IS A SERVICE MARK OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, NEWARK, NJ, AND ITS AFFILIATES.



JENNISONDRYDEN MUTUALFUNDS

TABLE OF CONTENTS


 1   RISK/RETURN SUMMARY
 1   Investment Objective and Principal Strategies
 2   Principal Risks
 3   Evaluating Performance
 5   Fees and Expenses

 7   HOW THE FUND INVESTS
 7   Investment Objective and Policies
 8   Other Investments and Strategies
10   Investment Risks

15   HOW THE FUND IS MANAGED
15   Board of Directors
15   Manager
16   Investment Adviser
16   Portfolio Managers
16   Distributor

17   FUND DISTRIBUTIONS AND TAX ISSUES
17   Distributions
18   Tax Issues
19   If You Sell or Exchange Your Shares

20   HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND
20   How to Buy Shares
28   How to Sell Your Shares
31   How to Exchange Your Shares
33   Telephone Redemptions or Exchanges
33   Expedited Redemption Privilege

34   FINANCIAL HIGHLIGHTS
35   Class A Shares
36   Class B Shares
37   Class C Shares
38   Class Z Shares

     FOR MORE INFORMATION (Back Cover)

RISK/RETURN SUMMARY


This section highlights key information about the JENNISON UTILITY FUND, which we refer to as "the Fund." The Fund is a series of Jennison Sector Funds, Inc. (the Company). Prior to June 30, 2003, the Fund was known as Prudential Utility Fund. To obtain information about the three other series of the Company, Jennison Financial Services Fund, Jennison Health Sciences Fund and Jennison Technology Fund, see the back cover of this prospectus. Additional information follows this summary.


INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
Our investment objective is TOTAL RETURN THROUGH A COMBINATION OF CAPITAL APPRECIATION AND CURRENT INCOME. This means that we seek investments whose price will increase as well as pay the Fund dividends and other income. We normally invest at least 80% of the Fund's investable assets in equity-related and investment-grade debt securities of utility companies. The term "investable assets" in this prospectus refers to the Fund's net assets plus any borrowings for investment purposes. The Fund's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. The Fund will provide 60 days' prior written notice to shareholders of a change in its non-fundamental policy of investing at least 80% of its investable assets in the type of investment suggested by its name. Utility companies include electric, gas, gas pipeline, telephone, telecommunications, water, cable, airport, seaport and toll road companies. Some of these securities are issued by foreign companies. We may invest more than 5% of the Fund's assets in any one issuer.

While we make every effort to achieve our objective, we can't guarantee success.

[SIDENOTE]

WE'RE VALUE INVESTORS IN DECIDING WHICH STOCKS TO BUY, WE USE WHAT IS KNOWN AS A VALUE INVESTMENT STYLE. THAT IS, WE INVEST IN STOCKS THAT WE BELIEVE ARE UNDERVALUED, GIVEN THE COMPANY'S EARNINGS, ASSETS, CASH FLOW AND DIVIDENDS. WE CONSIDER SELLING A SECURITY IF IT HAS INCREASED TO THE POINT WHERE WE NO LONGER CONSIDER IT TO BE UNDERVALUED.

PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risk. The Fund is subject to risks of the utility industry, such as inflation and regulatory changes, because it concentrates its investments in utility securities. Since the Fund is a sector fund, its holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance of the indexes. Since we invest in stocks, there is the risk that the price of a particular stock we own could go down, or pay lower-than-expected dividends. In addition to an individual stock losing value, the value of the equity markets or a sector of them could go down. Stock markets are volatile.

Our investments in investment-grade debt securities involve market risk and credit risk. Market risk, which may affect an industry, a sector or the entire market, is the possibility that the market value of an investment may move up or down and that its movement may occur quickly or unpredictably. Credit risk is the possibility that an issuer of a debt obligation may fail to pay the Fund interest or principal.

Since the Fund invests in foreign securities, there are additional risks. Foreign markets are often more volatile than U.S. markets and foreign issuers are generally not subject to regulatory requirements comparable to those placed on U.S. issuers. Changes in currency exchange rates can reduce or increase market performance.

Some of our investment strategies -- such as using derivatives -- involve above-average risks. The Fund may use risk management techniques to try to preserve assets. We may use hedging techniques to try to enhance return. Derivatives may not fully match or offset the Fund's underlying positions and this could result in losses to the Fund that would not otherwise have occurred.

As a nondiversified fund, we can invest more than 5% of the Fund's assets in the securities of any one issuer. Investing in a nondiversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a nondiversifed fund.

Like any mutual fund, an investment in the Fund could lose value, and you could lose money. For more detailed information about the risks associated with the Fund, see "How the Fund Invests -- Investment Risks."

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Visit our website at www.jennisondryden.com

EVALUATING PERFORMANCE

A number of factors -- including risk -- can affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operation for the last 10 years. The bar chart and table below demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual returns compare with broad-based market measures and a group of similar mutual funds. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.


[CHART]


ANNUAL TOTAL RETURNS* (CLASS B SHARES)


1994                -8.51%
1995                24.80%
1996                21.16%
1997                26.80%
1998                 7.18%
1999                 3.17%
2000                38.91%
2001               -19.72%
2002               -26.64%
2003                30.20%


BEST QUARTER:        20.07% (2nd quarter of 2003)
WORST QUARTER:      -19.98% (3rd quarter of 2002)



* These annual total returns do not include sales charges. If the sales charges were included, the annual total returns would be lower than those shown.

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 12/31/03)



RETURN BEFORE TAXES                                            ONE YEAR   FIVE YEARS  TEN YEARS      SINCE INCEPTION
Class A shares                                                  24.68%        1.64%     7.78%     8.80% (since 1-22-90)
Class C shares                                                  27.91         1.70       N/A      8.17  (since 8-1-94)
Class Z shares                                                  31.50         2.94       N/A      8.72  (since 3-1-96)

CLASS B SHARES

RETURN BEFORE TAXES                                             25.20         1.76      7.52     13.03  (since 8-10-81)
Return After Taxes on Distributions(2)                          24.92         0.02      5.36     10.50  (since 8-10-81)
Return After Taxes on Distributions and
 Sale of Fund Shares(2)                                         16.67         1.25      5.64     10.61  (since 8-10-81)

INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)

S&P 500(3)                                                      28.67        -0.57     11.06                  *(3)
S&P Utility TR(4)                                               26.26        -2.57      4.51                  *(4)
Lipper Average(5)                                               22.68        -1.05      6.60                  *(5)



(1) The Fund's returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns would have been lower.


(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.


(3) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how U.S. stock prices have performed. These returns do not include the effects of any sales charges, or operating expenses of a mutual fund, or taxes. Returns would be lower if they included the effects of these expenses. S&P 500 returns since the inception of each class are 11.55% for Class A, 13.28% for Class B, 11.81% for Class C and 8.99% for Class Z shares. Source: Lipper Inc.

(4) The Standard & Poor's Utility Total Return Index (S&P Utility TR) is an unmanaged, market capitalization-weighted index representing three utility groups and, within the three groups, forty-three of the largest utility companies listed on the New York Stock Exchange, including twenty-three electric power companies, twelve natural gas distributors and eight telephone companies. These returns do not include the effects of any sales charges, operating expenses of a mutual fund, or taxes, which would lower the returns. S&P Utility TR returns since the inception of each class are 6.61% for Class A, 6.69% for Class B (since 9/30/89, the closest month-end after the inception of the index, 9/11/89), 6.32% for Class C and 3.85% for Class Z shares. Source: Ibbotson.

(5) The Lipper Average is unmanaged and is based on the average return of all mutual funds in the Lipper Utility Funds category. Funds in the Lipper Average invest at least 65% of their equity portfolios in utility shares. The Lipper Average does not include the effects of any sales charges or taxes which would lower the returns. Lipper returns since the inception of each class are 8.06% for Class A, 11.36% for Class B, 7.79% for Class C and 6.18% for Class Z shares. Source: Lipper Inc.

FEES AND EXPENSES
These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class of the Fund -- Class A, B, C and Z. Each share class has different (or no) sales charges -- known as loads -- and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."

SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                CLASS A    CLASS B    CLASS C    CLASS Z
Maximum sales charge (load) imposed on
 purchases (as a percentage of offering price)                     5%      None       None        None

Maximum deferred sales charge (load) (as a
 percentage of the lower of original purchase
 price or sale proceeds)                                           1%(2)      5%(3)     1%(4)     None

Maximum sales charge (load) imposed on
 reinvested dividends and other distributions                   None       None       None        None

Redemption fees                                                 None       None       None        None
Exchange fee                                                    None       None       None        None


ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)


                                                                CLASS A    CLASS B    CLASS C    CLASS Z
Management fees                                                  .45%       .45%       .45%        .45%

+ Distribution and service (12b-1) fees                          .30%(5)   1.00%      1.00%       None

+ Other expenses                                                 .21%       .21%       .21%        .21%

= TOTAL ANNUAL FUND OPERATING EXPENSES                           .96%      1.66%      1.66%        .66%


(1) Your broker may charge you a separate or additional fee for purchases and sales of shares.


(2) Investors who purchase $1 million or more of Class A shares are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1% for shares redeemed within 12 months of purchase. This charge is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential Financial, Inc. (Prudential).

(3) The CDSC for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares approximately seven years after purchase.

(4) The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase.

(5) The Distributor of the Fund has agreed to reduce voluntarily its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares. It is anticipated that this fee reduction will terminate on or about July 30, 2004, but may be discontinued partially or completely at any time.

EXAMPLE

This example is intended to help you compare the fees and expenses of the Fund's different share classes and compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                                    ONE YEAR  THREE YEARS  FIVE YEARS  TEN YEARS
 Class A shares                      $ 593       $ 791      $ 1,004     $ 1,619
 Class B shares                        669         823        1,002       1,692
 Class C shares                        269         523          902       1,965
 Class Z shares                         67         211          368         822


You would pay the following expenses on the same investment if you did not sell your shares:


                                    ONE YEAR  THREE YEARS  FIVE YEARS  TEN YEARS
 Class A shares                      $ 593       $ 791      $ 1,004     $ 1,619
 Class B shares                        169         523          902       1,692
 Class C shares                        169         523          902       1,965
 Class Z shares                         67         211          368         822

HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES
The Fund's investment objective is TOTAL RETURN THROUGH A COMBINATION OF CAPITAL APPRECIATION AND CURRENT INCOME. This means we seek investments whose price will increase as well as pay the Fund dividends and other income. While we make every effort to achieve our objective, we can't guarantee success.

In pursuing our objective, we normally invest at least 80% of the Fund's investable assets in EQUITY-RELATED AND INVESTMENT-GRADE DEBT SECURITIES OF UTILITY COMPANIES. This means that we concentrate on companies in the electric, gas, gas pipeline, telephone, telecommunication, water, cable, airport, seaport and toll road industries. We buy equity-related securities including common stocks; nonconvertible preferred stocks; American Depositary Receipts (ADRs); warrants and rights that can be exercised to obtain stocks; investments in various types of business ventures, including partnerships and joint ventures; securities of real estate investment trusts (REITs); and similar securities.

We may also buy convertible securities. These are securities -- like bonds, corporate notes and preferred stocks -- that we can convert into the company's common stock or some other equity security. Generally, we consider selling a security when it has increased in value to the point where it is no longer undervalued in the opinion of the investment adviser.

Our investment in debt securities, including corporate and government bonds, is limited to those rated investment-grade by a major rating service (such as BBB or above by Standard & Poor's Ratings Services (S&P) or Baa or above by Moody's Investors Service Inc. (Moody's)) or, if not rated, to those we believe are of comparable quality. Obligations rated below BBB by S&P or Baa by Moody's have speculative characteristics. If the rating of a bond is downgraded after the Fund purchases it (or if the bond is no longer rated), we will not have to sell the bond, but we will take this into consideration in deciding whether the Fund should continue to hold the bond.

FOREIGN SECURITIES
We may invest up to 20% of the Fund's investable assets in FOREIGN SECURITIES, including money market instruments and other investment-grade fixed-income securities, stocks and other equity-related securities. For purposes of the 20% limit, we do not consider ADRs, ADSs and other similar receipts or shares traded in U.S. markets to be foreign securities.

[SIDENOTE]

OUR TOTAL RETURN STRATEGY WE LOOK FOR STOCKS OF COMPANIES THAT WE BELIEVE WILL PRODUCE BOTH ABOVE-AVERAGE EARNINGS AND DIVIDEND GROWTH OVER THE LONG TERM. WE ALSO TRY TO DIVERSIFY WITHIN THE UTILITY INDUSTRY TO TAKE ADVANTAGE OF OPPORTUNITIES THAT HAVE ARISEN FROM DEREGULATION.

For more information, see "Investment Risks" below and the Statement of Additional Information, "Description of the Funds, Their Investments and Risks." The Statement of Additional Information -- which we refer to as the SAI -- contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.

The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES
In addition to the principal strategies, we also may use the following investments and strategies to try to increase the Fund's returns or protect its assets if market conditions warrant.

NON-UTILITY INVESTMENTS
The Fund may invest in securities of issuers not in the utility industry. These include stocks and fixed-income obligations, like corporate and government bonds and money market instruments.

SHORT SALES

The Fund may make SHORT SALES of a security. This means that the Fund may sell a security that it does not own, when, for example, the investment adviser thinks the value of the security will decline. The Fund generally borrows the security to deliver to the buyer in a short sale. The Fund must then replace the borrowed security by purchasing it at the market price at the time of replacement. Short sales involve costs and risk. The Fund must pay the lender any dividends or interest that accrues on the security it borrows, and the Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. The Fund may only make SHORT SALES "AGAINST THE BOX." In a short sale against the box, at the time of sale, the Fund owns or has the right to acquire the identical security at no additional cost. When selling short against the box, the Fund gives up the opportunity for capital appreciation in the security. Up to 10% of the Fund's total assets may be subject to short sales.


TEMPORARY DEFENSIVE INVESTMENTS

In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of the Fund's total assets in MONEY MARKET INSTRUMENTS or short-term municipal obligations. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Fund's assets when the equity markets are unstable.

REPURCHASE AGREEMENTS
The Fund also may use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund and is, in effect, a loan by the Fund. The Fund uses repurchase agreements for cash management purposes only.

DERIVATIVE STRATEGIES

We may use various derivative strategies to try to improve the Fund's returns. We may use hedging techniques to try to protect the Fund's assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Fund will not lose money. Derivatives -- such as futures, options, swaps, foreign currency forward contracts and options on futures -- involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment -- a security, market index, currency, interest rate or some other benchmark -- will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we may use may not match or offset the Fund's underlying positions and this could result in losses to the Fund that would not otherwise have occurred. Derivatives that involve leverage could magnify losses.

OPTIONS. The Fund may purchase and sell put and call options on equity securities, stock indexes and foreign currencies traded on U.S. or foreign securities exchanges, on Nasdaq or in the over-the-counter market. An OPTION gives the purchaser the right to buy or sell securities or currencies in exchange for a premium. The Fund will sell only covered options.

FUTURES CONTRACTS AND RELATED OPTIONS. The Fund may purchase and sell stock and bond index futures contracts and related options on stock and bond index futures. The Fund also may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts. A FUTURES CONTRACT is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index or some other asset at a future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Fund makes daily margin payments based on price movements in the index. The Fund also may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A FOREIGN CURRENCY FORWARD CONTRACT is an obligation to buy or sell a given currency on a future date at a set price. Delivery of the underlying currency is expected, the terms are individually negotiated, the counterparty is not a clearing corporation or an exchange and payment on the contract is made upon delivery, rather than daily.


For more information about these strategies, see the SAI, "Description of the Funds, Their Investments and Risks -- Risk Management and Return Enhancement Strategies."

ADDITIONAL STRATEGIES

The Fund also follows certain policies when it BORROWS MONEY (the Fund can borrow up to 33 1/3% of the value of its total assets and may pledge up to 33 1/3% of its total assets to secure these borrowings); LENDS ITS SECURITIES to others for cash management purposes (the Fund can lend up to 33 1/3% of the value of its total assets, including collateral received in the transaction); and HOLDS ILLIQUID SECURITIES (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain investment restrictions that are fundamental policies, and cannot be changed without shareholder approval. For more information about these restrictions, see "Investment Restrictions" in the SAI.

PORTFOLIO TURNOVER
Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases and sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other costs and can affect the Fund's performance. It also can result in a greater amount of distributions as ordinary income rather than long-term capital gains. For the previous 5 fiscal years, the Fund's portfolio turnover rate was under 100%.


INVESTMENT RISKS
As noted previously, all investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad market indexes, performance of the Fund can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Fund's principal strategies and certain other non-principal strategies the Fund may make. The investment types are listed in the order in which they normally will be used by the portfolio managers. Unless otherwise noted, the Fund's ability to engage in a particular type of investment is expressed as a percentage of investable assets. For more information, see "Description of the Funds, Their Investments and Risks" in the SAI.

INVESTMENT TYPE


% OF FUND'S INVESTABLE ASSETS      RISKS                                     POTENTIAL REWARDS
SECURITIES OF UTILITY COMPANIES    -  Inflationary and other cost            -  Potential for both current
At least 80%                          increases in fuel and other               income and capital
                                      operating expenses                        appreciation

                                   -  Utilities' earnings growth may be      -  Utilities are regulated by
                                      slower than broad market indexes          the government so earnings
                                                                                tend to be more consistent
                                   -  Deregulation of utility companies         and less susceptible to
                                      may negatively affect their               economic cycles
                                      earnings
                                                                             -  Most utility stocks have
                                   -  Changes in regulatory environment         higher yields than other
                                                                                sectors of the market
                                   -  See risks of equity-related
                                      securities and fixed-income            -  Deregulation of utility
                                      obligations                               companies may present
                                                                                opportunities for significant
                                                                                capital appreciation

EQUITY-RELATED SECURITIES          -  Individual stocks could lose value     -  Historically, stocks have
Up to 100%                                                                      outperformed other
                                   -  The equity markets could go down,         investments over the long term
                                      resulting in a decline in value of
                                      the Fund's investments                 -  Generally, economic growth
                                                                                means higher corporate
                                   -  Companies that pay dividends may          profits, which lead to an
                                      not do so if they don't have              increase in stock prices,
                                      profits or adequate cash flow             known as capital appreciation

                                   -  Changes in economic or political       -  May be a source of dividend
                                      conditions, both domestic and             income
                                      international, may result in a
                                      decline in value of the Fund's
                                      investments

% OF FUND'S INVESTABLE ASSETS      RISKS                                     POTENTIAL REWARDS
FIXED-INCOME OBLIGATIONS           -  The Fund's holdings, share price,      -  Bonds have generally
Up to 100%; usually less than 15%     yield and total return may                outperformed money market
                                      fluctuate in response to bond             instruments over the long
                                      market movements                          term, with less risk than
                                                                                stocks
                                   -  Credit risk - the risk that the
                                      default of an issuer would leave       -  Most bonds will rise in value
                                      the Fund with unpaid interest or          when interest rates fall
                                      principal. The lower a bond's
                                      quality, the higher its potential      -  A source of regular interest
                                      volatility                                income

                                   -  Market risk - the risk that the        -  Investment-grade bonds have a
                                      market value of an investment may         lower risk of default than
                                      move up or down, sometimes rapidly        junk bonds
                                      or unpredictably. Market risk may
                                      affect an industry, a sector or        -  High-quality debt obligations
                                      the market as a whole                     generally are more secure
                                                                                than stocks since companies
                                   -  Interest rate risk - the risk that        must pay their debts before
                                      the value of most bonds will fall         they pay dividends
                                      when interest rates rise. The
                                      longer a bond's maturity and the       -  Principal and interest on
                                      lower its credit quality, the more        government securities may be
                                      its value typically falls. It can         guaranteed by the issuing
                                      lead to price volatility                  government

                                   -  Some government securities are not
                                      issued or guaranteed by the
                                      issuing government, but only by
                                      the issuing agency, which must
                                      rely on its own resources to repay
                                      the debt and are subject to risk
                                      of default like private issuers.

% OF FUND'S INVESTABLE ASSETS      RISKS                                     POTENTIAL REWARDS
FOREIGN SECURITIES                 -  Foreign markets, economies and         -  Investors can participate in
Up to 20%; usually less than 15%      political systems may not be as           the growth of foreign markets
                                      stable as those in the U.S.               through the Fund's investment
                                                                                in companies operating in
                                   -  Currency risk - changing values of        those markets
                                      foreign currencies can cause losses
                                                                             -  May profit from changing
                                   -  May be less liquid than U.S. stocks       values of foreign currencies
                                      and bonds

                                   -  Differences in foreign laws,
                                      accounting standards, public
                                      information, custody and
                                      settlement practices may result in
                                      less reliable information on
                                      foreign investments and more risk

DERIVATIVES                        -  The value of derivatives (such as      -  The Fund could make money and
Up to 10% of total assets             futures and options) that are used        protect against losses if the
                                      to hedge a portfolio security is          investment analysis proves
                                      generally determined independently        correct
                                      from that security and could
                                      result in a loss to the Fund when      -  Derivatives that involve
                                      the price movement of the                 leverage could generate
                                      derivative does not correlate with        substantial gains at low cost
                                      a change in the value of the
                                      portfolio security                     -  One way to manage the Fund's
                                                                                risk/return balance is by
                                   -  Derivatives may not have the              locking in the value of an
                                      intended effects and may result in        investment ahead of time
                                      losses or missed opportunities
                                                                             -  Hedges that correlate well
                                   -  The other party to a derivatives          with an underlying position
                                      contract could default                    can reduce or eliminate
                                                                                investment income or capital
                                   -  Derivatives can increase share            gains at low cost
                                      price volatility and those that
                                      involve leverage could magnify
                                      losses

                                   -  Certain types of derivatives involve
                                      costs to the Fund that can reduce
                                      returns

% OF FUND'S INVESTABLE ASSETS      RISKS                                     POTENTIAL REWARDS
ILLIQUID SECURITIES                -  May be difficult to value precisely    -  May offer a more attractive
Up to 15% of net assets                                                         yield or potential for growth
                                   -  May be difficult to sell at the           than more widely traded
                                      time or price desired                     securities

SHORT SALES "AGAINST THE BOX"      -  Investment costs may exceed            -  May preserve underlying
Up to 10% of total assets             potential underlying investment           investment gains
                                      gains

                                   -  Short sales "against the box" give
                                      up the opportunity for capital
                                      appreciation in the security

MONEY MARKET INSTRUMENTS           -  Limits the Fund's potential for        -  May preserve the Fund's assets
Up to 20% under normal                capital appreciation and achieving
circumstances; up to 100% of total    our objective
assets on a temporary basis
                                   -  See credit risk and market risk
                                      above (which are less of a concern
                                      for money market funds)

HOW THE FUND IS MANAGED

BOARD OF DIRECTORS
The Company's Board oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Company's officers, who conduct and supervise the daily business operations of the Fund.

MANAGER
PRUDENTIAL INVESTMENTS LLC (PI)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102-4077


Under a management agreement with the Fund, PI manages the Fund's investment operations and administers its business affairs. PI also is responsible for supervising the Fund's investment adviser. For the fiscal year ended November 30, 2003, the Fund paid PI management fees of .45% of the Fund's average net assets.

PI and its predecessors have served as manager or administrator to investment companies since 1987. As of December 31, 2003, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $108.6 billion.

Subject to the supervision of the Board, PI is responsible for conducting the initial review of prospective investment advisers for the Fund. In evaluating a prospective investment adviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Fund's investment adviser.


PI and the Company operate under an exemptive order (the Order) from the Securities and Exchange Commission (the Commission) that generally permits PI to enter into or amend agreements with investment advisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an investment adviser. Shareholders of the Fund still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Fund. The Fund will notify shareholders of any new investment advisers or material amendments to advisory agreements pursuant to the Order.

INVESTMENT ADVISER

Jennison Associates LLC (Jennison) is the Fund's investment adviser. Its address is 466 Lexington Avenue, New York, NY 10017. PI has responsibility for all investment advisory services, supervises Jennison and pays Jennison for its services. As of December 31, 2003, Jennison had approximately $59 billion in assets under management. Jennison has served as an investment adviser since 1969 and has advised investment companies since 1990.


PORTFOLIO MANAGERS
David A. Kiefer, CFA and Shaun Hong, CFA are the portfolio managers of the Fund.


DAVID KIEFER, a Senior Vice President of Jennison, has managed the Fund since 1994. He joined Prudential's management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer became a portfolio manager in 1994 at Prudential. In September 2000, he joined Jennison. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School.

SHAUN HONG, a Vice President of Jennison, has managed the Fund since September 2000. Previously, he was a Vice President and equity research analyst of PIM. Prior to joining Prudential in 1999, Mr. Hong was employed as an analyst at Equinox Capital Management following the utility, consumer products, commodities and technology sectors from 1994-1999. Mr. Hong earned a B.S. from Carnegie Mellon University. He is a member of The New York Society of Security Analysts, Inc.


DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans (the Plans) under Rule 12b-1 of the Investment Company Act of 1940, as amended (the 1940 Act). Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees -- known as 12b-1 fees -- are shown in the "Fees and Expenses" tables. Class A, Class B and Class C shares are subject to an annual 12b-1 fee of .30%, 1% and 1%, respectively. Because these fees are paid from each Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

FUND DISTRIBUTIONS AND TAX ISSUES

Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes DIVIDENDS of ordinary income and realized net CAPITAL GAINS, if any, to shareholders. These distributions are subject to income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified or tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income taxes.

Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit unless you hold your shares in a qualified or tax-deferred plan or account.

The following briefly discusses some of the important federal income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS
The Fund distributes DIVIDENDS of any net investment income to shareholders -- typically once a quarter. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be taxed as ordinary income whether or not they are reinvested in the Fund.


The Fund also distributes any realized net CAPITAL GAINS to shareholders -- typically once a year. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's remaining total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security -- if the Fund holds a security for more than one year before selling it, any gain is treated as long-term capital gain which is generally taxed at rates of up to 15%. If the Fund holds the security for one year or less, any gain is short-term capital gain which is taxed at ordinary income rates of up to 35%. Different rates apply to corporate shareholders.

Under recently enacted legislation, certain dividends received by individuals and other non-corporate shareholders may be eligible for the maximum 15% tax rate applicable to long-term capital gain. Also, a portion of the dividends paid to corporate shareholders of the Fund will be eligible for the 70% dividends received deduction to the extent a Fund's income is derived from certain dividends received from U.S. corporations.


For your convenience, Fund distributions of dividends and net capital gains are AUTOMATICALLY REINVESTED in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see subsection "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES
FORM 1099

Every year, you will receive a FORM 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year unless you own shares of the Fund as part of a qualified or tax-deferred plan or account. If you do own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.

Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.


WITHHOLDING TAXES

If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions and sale proceeds. Dividends of net investment income and net short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.


IF YOU PURCHASE JUST BEFORE RECORD DATE
If you buy shares of the Fund just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to ordinary income or capital gains taxes. You may think you've done well, since you bought shares one day and soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

QUALIFIED AND TAX-DEFERRED RETIREMENT

Plans Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of JennisonDryden or Strategic Partners mutual funds that are suitable for retirement plans offered by Prudential.


IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of the Fund for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax unless you hold shares in a qualified or tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares and when you bought them. If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.

[GRAPHIC]                           +$  CAPITAL GAIN
                                    (taxes owed)

$  RECEIPTS FROM SALE               OR

                                -$  CAPITAL LOSS
                                    (offset against gain)

If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale of the shares). If you acquire shares of the Fund and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.


Exchanging your shares of the Fund for the shares of another JennisonDryden or Strategic Partners mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.


Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell -- or exchange -- Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES
We have obtained a legal opinion that the conversion of Class B shares into Class A shares -- which happens automatically approximately seven years after purchase -- is not a "taxable event." This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see subsection "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.

HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND

HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC
(PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 8179
PHILADELPHIA, PA  19101

You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.

STEP 2: CHOOSE A SHARE CLASS
Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Fund, although Class Z shares are available only to a limited group of investors.


Multiple share classes let you choose a cost structure that better meets your needs. With Class A shares, investors that purchase less than $1 million of Class A shares pay the initial sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% sales charge when the shares are sold. This charge is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a Contingent Deferred Sales Charge, or CDSC), but the operating expenses each year are higher than Class A and Class Z share expenses. With Class C shares, you pay a 1% CDSC if you sell within 12 months of purchase, but the operating expenses are also higher than the expenses for Class A and Class Z shares.

When choosing a share class, you should consider the following:
 -   The amount of your investment,
 - The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges,

 - The different sales charges that apply to each share class -- Class A's front-end sales charge (or CDSC in certain circumstances) vs. Class B's CDSC vs. Class C's low CDSC,

 -   Whether you qualify for any reduction or waiver of sales charges,

 - The fact that if you are purchasing Class B shares in an amount of $100,000 or more, you should consult with your financial adviser to determine whether other share classes (like Class A) are more beneficial given your circumstances,
 - The fact that if you are purchasing Class C shares in an amount of $500,000 or more, you should consult with your financial adviser to determine whether another share class (like Class A) may be more beneficial given your circumstances,

 - The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase, and
 -   Whether you qualify to purchase Class Z shares.

See "How to Sell Your Shares" for a description of the impact of CDSCs.

SHARE CLASS COMPARISON. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.


                                              CLASS A       CLASS B         CLASS C         CLASS Z
Minimum purchase amount(1)                   $ 1,000       $ 1,000          $ 2,500           None
Minimum amount for
 subsequent purchases(1)                     $   100       $   100          $   100           None
Maximum initial sales charge                 5% of the     None             None              None
                                             public
                                             offering
                                             price

Contingent Deferred                                1%(3)   If sold during:  1% on sales       None
 Sales Charge (CDSC)(2)                                    Year 1       5%  made within
                                                           Year 2       4%  12 months of
                                                           Year 3       3%  purchase
                                                           Year 4       2%
                                                           Years 5/6    1%
                                                           Year 7       0%

Annual distribution and service (12b-1)     .30 of 1%            1%               1%         None
 fees shown as a percentage of
 average net assets(4)



(1) The minimum investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see "Step 4: Additional Shareholder Services -- Automatic Investment Plan."

(2) For more information about the CDSC and how it is calculated, see "How to Sell Your Shares -- Contingent Deferred Sales Charge (CDSC)."

(3) Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC. This charge is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential.

(4) These distribution and service fees are paid from the Fund's assets on a continuous basis. The service fee for Class A, Class B and Class C shares is .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including the .25 of 1% service fee) and is .75 of 1% for Class B and Class C shares. The Distributor of the Fund has agreed to reduce voluntarily its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares. It is anticipated that this fee reduction will terminate on or about July 30, 2004, but may be discontinued partially or completely at any time.


REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

INCREASE THE AMOUNT OF YOUR INVESTMENT. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.

                        SALES CHARGE AS % OF  SALES CHARGE AS % OF     DEALER
AMOUNT OF PURCHASE         OFFERING PRICE        AMOUNT INVESTED     REALLOWANCE
Less than $ 25,000              5.00%                 5.26%             4.75%
$  25,000 to $ 49,999           4.50                  4.71              4.25
$  50,000 to $ 99,999           4.00                  4.17              3.75
$ 100,000 to $ 249,999          3.25                  3.36              3.00
$ 250,000 to $ 499,999          2.50                  2.56              2.40
$ 500,000 to $ 999,999          2.00                  2.04              1.90
$ 1 million and above*          None                  None              None

* If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares. If you purchase $1 million or more of Class A shares, you will be subject to a 1% CDSC for shares redeemed within 12 months of purchase. This charge is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential.

To satisfy the purchase amounts above, you can:
    - Invest with an eligible group of investors who are related to you,

    - Buy Class A shares of two or more JennisonDryden or Strategic Partners mutual funds at the same time,

    - Use your RIGHTS OF ACCUMULATION, which allow you to combine (1) the current value of JennisonDryden or Strategic Partners mutual fund shares you already own, (2) the value of money market shares you have received for shares of other JennisonDryden or Strategic Partners mutual funds exchanged in an exchange transaction, and (3) the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent at the time of purchase if you qualify for Rights of Accumulation), or
    - Sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other JennisonDryden or Strategic Partners mutual funds within 13 months.


The Distributor may reallow Class A's sales charge to dealers.

BENEFIT PLANS. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

MUTUAL FUND PROGRAMS. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

    - Mutual fund "wrap" or asset allocation programs where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or
    - Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.


OTHER TYPES OF INVESTORS. Other investors may pay no sales charge, including certain officers, employees or agents of Prudential and its affiliates, JennisonDryden or Strategic Partners mutual funds, the investment advisers of the JennisonDryden or Strategic Partners mutual funds and registered representatives and employees of brokers that have entered into a dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Reduction and Waiver of Initial Sales Charge -- Class A Shares."

QUALIFYING FOR CLASS Z SHARES

BENEFIT PLANS. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

MUTUAL FUND PROGRAMS. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:
    - Mutual fund "wrap" or asset allocation programs where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or
    - Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

OTHER TYPES OF INVESTORS. Class Z shares can be purchased by any of the following:

    - Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the JennisonDryden or Strategic Partners mutual funds are an available option,
    - Current and former Directors/Trustees of the JennisonDryden or Strategic Partners mutual funds (including the Company), and

    - Prudential, with an investment of $10 million or more.


PAYMENTS TO THIRD PARTIES

In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.

The Distributor or one of its affiliates may make ongoing payments from its own resources to brokers, financial advisers and other Persons for providing recordkeeping or otherwise facilitating the maintenance of shareholder accounts.

CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS
If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.

Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, to the extent the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Conversion Feature -- Class B Shares."

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY
The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund -- known as the NET ASSET VALUE or NAV -- is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund -- or the NAV -- is $10 ($1,000 divided by 100).

The Fund's portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the

[SIDENOTE]

MUTUAL FUND SHARES THE NAV OF MUTUAL FUND SHARES CHANGES EVERY DAY BECAUSE THE VALUE OF A FUND'S PORTFOLIO CHANGES CONSTANTLY. FOR EXAMPLE, IF FUND XYZ HOLDS ACME CORP. STOCK IN ITS PORTFOLIO AND THE PRICE OF ACME STOCK GOES UP, WHILE THE VALUE OF THE FUND'S OTHER HOLDINGS REMAINS THE SAME AND EXPENSES DON'T CHANGE, THE NAV OF FUND XYZ WILL INCREASE.

Company's Board. The Fund also may use fair value pricing if it determines that the market quotation is not reliable based, among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. The Fund may determine to use fair value pricing after the NAV publishing deadline, but before capital shares are processed; in these instances, the NAV you receive may differ from the published NAV price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of trading on the New York Stock Exchange (NYSE). Except when we fair value securities or as noted below, we normally value each foreign security held by the Fund as of the close of the security's primary market.

We determine the Fund's NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase, redeem or exchange the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and you may purchase, redeem or exchange shares on days that the NYSE is open but foreign securities markets are closed. We may not determine the Fund's NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV.

Most national newspapers report the NAVs of larger mutual funds, allowing investors to check the price of those funds daily.

WHAT PRICE WILL YOU PAY FOR SHARES OF THE FUND?

For Class A shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B, Class C and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

Unless regular trading on the NYSE closes before 4:00 p.m. New York time, your order to purchase must be received by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Fund shareholder, you can take advantage of the following services and privileges:

AUTOMATIC REINVESTMENT. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out -- or distributes -- its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 8159
PHILADELPHIA, PA 19101

AUTOMATIC INVESTMENT PLAN. You can make regular purchases of the Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

RETIREMENT PLAN SERVICES. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLES, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

SYSTEMATIC WITHDRAWAL PLAN. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class A (in certain cases), Class B and Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES
You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" below.

When you sell shares of the Fund -- also known as redeeming your shares -- the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable
CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 8149
PHILADELPHIA, PA 19101

Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES
There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. As permitted by the Commission, this may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Sale of Shares."

If you are selling more than $100,000 of shares, you want the redemption proceeds payable to or sent to someone or some place that is not in our records or you are a business or a trust and you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Signature Guarantee."

CONTINGENT DEFERRED SALES CHARGE (CDSC)

If you sell Class B shares within six years of purchase or Class C shares within 12 months of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares through certain broker-dealers that are not affiliated with Prudential, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

    - Amounts representing shares you purchased with reinvested dividends and distributions,

    - Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases) and Class C shares and six years for Class B shares, and
    - Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases) and Class C shares and six years for Class B shares).


Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid -- or at least minimize -- the CDSC.

Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.


As we noted before in the "Share Class Comparison" chart, if you purchase $1 million or more of Class A shares through certain broker-dealers that are not affiliated with Prudential, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. The CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and

1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares -- which is applied to shares sold within 12 months of purchase. For Class A, Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.


The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC -- CLASS A SHARES
The Class A CDSC is waived for all Class A investors who purchase $1 million or more of Class A shares and redeem those shares within 12 months of purchase, other than those who purchase their shares from certain broker-dealers that are not affiliated with Prudential. The Class A CDSC does not apply to investors that purchase less than $1 million of Class A shares.


WAIVER OF THE CDSC -- CLASS B SHARES
The CDSC will be waived if the Class B shares are sold:
    - After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability,
    - To provide for certain distributions -- made without IRS penalty -- from a tax-deferred retirement plan, IRA or Section 403(b) custodial account, and
    - On certain sales effected through a Systematic Withdrawal Plan.


For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Contingent Deferred Sales Charge -- Waiver of Contingent Deferred Sales Charge -- Class B Shares."


WAIVER OF THE CDSC -- CLASS C SHARES
BENEFIT PLANS. The CDSC will be waived for purchases by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

REDEMPTION IN KIND
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE
After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund and account without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Sale of Shares."

RETIREMENT PLANS
To sell shares and receive a distribution from a retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Fund for shares of the same class in certain other JennisonDryden or Strategic Partners mutual funds -- including certain money market funds -- if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another JennisonDryden or Strategic Partners mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Special Money Market Fund, Inc. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.


If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 8157
PHILADELPHIA, PA 19101


There is no sales charge for such exchanges. However, if you exchange -- and then sell -- Class A shares (in certain circumstances) or Class C shares within 12 months of your original purchase or Class B shares within approximately six years of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class A, Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding period for CDSC liability.


Remember, as we explained in the section entitled "Fund Distributions and Tax Issues -- If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account -- Exchange Privilege."


FREQUENT TRADING
Frequent trading of Fund shares in response to short-term fluctuations in the market -- also known as "market timing" -- may make it very difficult to manage the Fund's investments. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume or frequency of trading. The Fund will notify a market timer of rejection of an exchange or purchase order.


TELEPHONE REDEMPTIONS OR EXCHANGES
You may redeem your shares of the Fund if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at
(800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see section entitled "How to Sell Your Shares -- Restrictions on Sales" for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

The Fund's Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

EXPEDITED REDEMPTION PRIVILEGE

If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "Purchase, Redemption and Pricing of Fund Shares -- Sale of Shares -- Expedited Redemption Privilege" in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

FINANCIAL HIGHLIGHTS

The financial highlights below are intended to help you evaluate the Fund's financial performance for the past five fiscal years. The TOTAL RETURN in each chart represents the rate that a shareholder would have earned on an investment in that share class of the Fund, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.


A copy of the Fund's annual report, along with the Fund's audited financial statements and report of independent auditors, is available, upon request, at no charge, as described on the back cover of this prospectus.

CLASS A SHARES

The financial highlights were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report was unqualified.


CLASS A SHARES (fiscal periods ended 11-30(a))


                                                 2003         2002(c)        2001          2000          1999          1998
PER SHARE OPERATING PERFORMANCE(b)
Net asset value, beginning of period          $    7.02     $    9.46     $   13.74     $   11.02     $   12.06     $   12.33
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net investment income                               .17           .17           .20           .29           .27           .30
Net realized and unrealized gain
  (loss) on investment and
  foreign currency transactions                    1.52         (2.42)        (1.92)         2.85           .14           .69
Total from investment operations                   1.69         (2.25)        (1.72)         3.14           .41           .99
LESS DISTRIBUTIONS:
Dividends from net investment income               (.16)         (.17)         (.23)         (.21)         (.27)         (.32)
Distributions in excess of
  net investment income                              --            --            --            --          (.03)           --
Distributions from net realized gains                --          (.02)        (2.33)         (.21)        (1.15)         (.94)
Total distributions                                (.16)         (.19)        (2.56)         (.42)        (1.45)        (1.26)
Net asset value, end of period                $    8.55     $    7.02     $    9.46     $   13.74     $   11.02     $   12.06
Total return(d)                                   24.51%       (23.99)%      (15.24)%       28.85%         3.64%         7.98%

                                                 2003        2002(c)         2001          2000          1999         1998
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000,000)           $   2,150     $   1,924     $   2,978     $   3,348     $   2,440     $   2,741
Average net assets (000,000)                  $   1,989     $   2,428     $   3,518     $   3,011     $   2,691     $   2,652
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
  service (12b-1) fees(e)                           .91%          .87%          .80%          .79%         .78%(f)        .78%
Expenses, excluding distribution and
  service (12b-1) fees                              .66%          .62%          .55%          .54%          .53%(f)       .53%
Net investment income                              2.27%         2.03%         1.69%         2.30%         2.45%(f)      2.43%
FOR CLASS A, B, C AND Z SHARES:
Portfolio turnover rate                              35%           52%           40%           31%           19%(g)        17%


(a) Prior to 1999, the Fund's fiscal year end was December 31. Information for 1999 is for the 11 months ended November 30.

(b) Calculated based upon weighted average shares outstanding during the period.
(c) Effective December 1, 2001, the Jennison Utility Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended November 30, 2002 was to decrease net investment income per share and increase net realized and unrealized gain (loss) per share by less than $.005. There was no effect on the ratio of net investment income. Per share amounts and ratios for the periods ended prior to November 30, 2002 have not been restated to reflect this change in presentation.
(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(e) The Distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(f) Annualized.
(g) Not annualized.

CLASS B SHARES

The financial highlights were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report was unqualified.


CLASS B SHARES (fiscal periods ended 11-30(a))


                                                 2003        2002(c)         2001         2000          1999           1998
PER SHARE OPERATING PERFORMANCE (b)
Net asset value, beginning of period          $    7.02     $    9.44     $   13.71     $   11.02     $   12.05     $   12.32
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net investment income                               .11           .10           .11           .21           .19           .21
Net realized and unrealized gain
  (loss) on investment and foreign
  currency transactions                            1.52         (2.40)        (1.91)         2.83           .13           .69
Total from investment operations                   1.63         (2.30)        (1.80)         3.04           .32           .90
LESS DISTRIBUTIONS:
Dividends from net investment income               (.11)         (.10)         (.14)         (.14)         (.19)         (.23)
Distributions in excess of
  net investment income                              --            --            --            --          (.01)           --
Distributions from net realized gains                --          (.02)        (2.33)         (.21)        (1.15)         (.94)
Total distributions                                (.11)         (.12)        (2.47)         (.35)        (1.35)        (1.17)
Net asset value, end of period                $    8.54     $    7.02     $    9.44     $   13.71     $   11.02     $   12.05
Total return(d)                                   23.50%       (24.44)%      (15.89)%       27.81%         2.98%         7.18%

                                                 2003        2002(c)         2001         2000          1999           1998
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000,000)           $     286     $     294     $     523     $     917     $   1,306     $   1,990
Average net assets (000,000)                  $     279     $     402     $     687     $   1,123     $   1,691     $   2,120
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
  service (12b-1) fees                             1.66%         1.62%         1.55%         1.54%         1.53%(e)      1.53%
Expenses, excluding distribution and
  service (12b-1) fees                              .66%          .62%          .55%          .54%          .53%(e)       .53%
Net investment income                              1.52%         1.27%          .95%         1.63%         1.71%(e)      1.67%


(a) Prior to 1999, the Fund's fiscal year end was December 31. Information for 1999 is for the 11 months ended November 30.

(b) Calculated based upon weighted average shares outstanding during the period.
(c) Effective December 1, 2001, the Jennison Utility Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended November 30, 2002 was to decrease net investment income per share and increase net realized and unrealized gain (loss) per share by less than $.005. There was no effect on the ratio of net investment income. Per share amounts and ratios for the periods ended prior to November 30, 2002 have not been restated to reflect this change in presentation.
(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(e) Annualized.

CLASS C SHARES

The financial highlights were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report was unqualified.


CLASS C SHARES (fiscal periods ended 11-30(a))


                                                 2003        2002(c)         2001          2000          1999          1998
PER SHARE OPERATING PERFORMANCE(b)
Net asset value, beginning of period          $    7.02     $    9.44     $   13.71     $   11.02     $   12.05     $   12.32
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net investment income                               .11           .11           .11           .19           .19           .21
Net realized and unrealized gains
  (losses) on investment and foreign
  currency transactions                            1.52         (2.41)        (1.91)         2.85           .13           .69
Total from investment operations                   1.63         (2.30)        (1.80)         3.04           .32           .90
LESS DISTRIBUTIONS:
Dividends from net investment income               (.11)         (.10)         (.14)         (.14)         (.19)         (.23)
Distributions in excess of
  net investment income                              --            --            --            --          (.01)           --
Distributions from net realized gains                --          (.02)        (2.33)         (.21)        (1.15)         (.94)
Total distributions                                (.11)         (.12)        (2.47)         (.35)        (1.35)        (1.17)
Net asset value, end of period                $    8.54     $    7.02     $    9.44     $   13.71     $   11.02     $   12.05
Total return(d)                                   23.50%       (24.44)%      (15.89)%       27.81%         2.98%         7.18%

                                                 2003        2002(c)         2001          2000          1999          1998
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)               $  32,839     $  31,675     $  48,344     $  35,725     $  20,550     $  27,072
Average net assets (000)                      $  31,569     $  40,759     $  46,369     $  24,061     $  24,448     $  20,309
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
  service (12b-1) fees                             1.66%         1.62%         1.55%         1.54%         1.53%(e)      1.53%
Expenses, excluding distribution and
  service (12b-1) fees                              .66%          .62%          .55%          .54%          .53%(e)       .53%
Net investment income                              1.53%         1.29%          .97%         1.54%         1.71%(e)      1.71%


(a) Prior to 1999, the Fund's fiscal year end was December 31. Information for 1999 is for the 11 months ended November 30.

(b) Calculated based upon weighted average shares outstanding during the period.
(c) Effective December 1, 2001, the Jennison Utility Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended November 30, 2002 was to decrease net investment income per share and increase net realized and unrealized gain (loss) per share by less than $.005. There was no effect on the ratio of net investment income. Per share amounts and ratios for the periods ended prior to November 30, 2002 have not been restated to reflect this change in presentation.
(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(e) Annualized.

CLASS Z SHARES

The financial highlights were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report was unqualified.


CLASS Z SHARES (fiscal periods ended 11-30(a))


                                                 2003        2002(c)         2001          2000          1999          1998
PER SHARE OPERATING PERFORMANCE(b)
Net asset value, beginning of period          $    7.03     $    9.47     $   13.76     $   11.02     $   12.07     $   12.34
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net investment income                               .19           .19           .23           .31           .30           .34
Net realized and unrealized gains
  (losses) on investment and foreign
  currency transactions                            1.52         (2.42)        (1.93)         2.87           .13           .69
Total from investment operations                   1.71         (2.23)        (1.70)         3.18           .43          1.03
LESS DISTRIBUTIONS:
Dividends from net investment income               (.18)         (.19)         (.26)         (.23)         (.30)         (.36)
Distributions in excess of
  net investment income                              --            --            --            --          (.03)           --
Distributions from net realized gains                --          (.02)        (2.33)         (.21)        (1.15)         (.94)
Total distributions                                (.18)         (.21)        (2.59)         (.44)        (1.48)        (1.30)
Net asset value, end of period                $    8.56     $    7.03     $    9.47     $   13.76     $   11.02     $   12.07
Total return(d)                                   24.76%       (23.76)%      (15.06)%       29.13%         3.91%         8.24%

                                                 2003        2002(c)        2001          2000          1999          1998
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)               $  42,055     $  41,582     $  63,867     $  66,422     $  35,201     $  46,642
Average net assets (000)                      $  40,872     $  52,230     $  69,628     $  48,486     $  42,002     $  46,093
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
  service (12b-1) fees                              .66%          .62%          .55%          .54%          .53%(e)       .53%
Expenses, excluding distribution and
  service (12b-1) fees                              .66%          .62%          .55%          .54%          .53%(e)       .53%
Net investment income                              2.53%         2.28%         1.95%         2.51%         2.70%(e)      2.68%



(a) Prior to 1999, the Fund's fiscal year end was December 31. Information for 1999 is for the 11 months ended November 30.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Effective December 1, 2001, the Jennison Utility Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended November 30, 2002 was to decrease net investment income per share and increase net realized and unrealized gain (loss) per share by less than $.005. There was no effect on the ratio of net investment income. Per share amounts and ratios for the periods ended prior to November 30, 2002 have not been restated to reflect this change in presentation.
(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(e) Annualized.

NOTES

NOTES

NOTES

NOTES

NOTES

NOTES

NOTES

FOR MORE INFORMATION
Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:

- MAIL

  Prudential Mutual Fund Services LLC

  PO Box 8098
  Philadelphia, PA 19101

- TELEPHONE
  (800) 225-1852
  (732) 482-7555 (from outside the U.S.)

- WEBSITES
  www.jennisondryden.com
  www.strategicpartners.com

- Outside Brokers should contact:

  Prudential Investment Management Services LLC

  PO Box 8310
  Philadelphia, PA 19101

- TELEPHONE
  (800) 778-8769

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

- MAIL
  Securities and Exchange Commission
  Public Reference Section
  Washington, DC 20549-0102

- ELECTRONIC REQUEST
  publicinfo@sec.gov
  Note: The SEC charges a fee to copy documents

- IN PERSON
  Public Reference Room in Washington, DC
  For hours of operation, call (202) 942-8090

- VIA THE INTERNET
  on the EDGAR database at http://www.sec.gov

Additional information about the Fund can be obtained without charge and can be found in the following documents:

- STATEMENT OF ADDITIONAL INFORMATION (SAI)
  (incorporated by reference into this prospectus)

- ANNUAL REPORT
  (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)

- SEMI-ANNUAL REPORT

Fund Symbols


SHARE CLASS    A          B          C          Z
Nasdaq         PRUAX      PRUTX      PCUFX      PRUZX
CUSIP          476294848  476294830  476294822  476294814



MF105A                                  Investment Company Act File No. 811-3175

                           JENNISON SECTOR FUNDS, INC.

                       Statement of Additional Information
                                February 2, 2004

     Jennison Sector Funds, Inc. (the Company) is an open-end, management investment company presently consisting of the following four series: Jennison Financial Services Fund, Jennison Health Sciences Fund, Jennison Technology Fund and Jennison Utility Fund (each a Fund and, collectively, the Funds). Each of the Funds is a non-diversified series that focuses its investments on companies in a particular group of industries (a sector).

     THE INVESTMENT OBJECTIVE OF JENNISON FINANCIAL SERVICES FUND IS LONG-TERM CAPITAL APPRECIATION. The Fund seeks to achieve its objective by investing primarily in equity-related securities of U.S. companies in the banking and financial services group of industries. Under normal circumstances, the Fund intends to invest at least 80% of its investable assets in such securities.

     THE INVESTMENT OBJECTIVE OF JENNISON HEALTH SCIENCES FUND IS LONG-TERM CAPITAL APPRECIATION. The Fund seeks to achieve its objective by investing primarily in equity-related securities of U.S. companies engaged in the drug, health care, medicine, medical device, medical insurance carriers and biotechnology group of industries. Under normal circumstances, the Fund intends to invest at least 80% of its investable assets in such securities.

     THE INVESTMENT OBJECTIVE OF JENNISON TECHNOLOGY FUND IS LONG-TERM CAPITAL APPRECIATION. The Fund seeks to achieve its objective by investing primarily in equity-related securities of U.S. companies in the technology and technology-related group of industries. Under normal circumstances, the Fund intends to invest at least 80% of its investable assets in such securities.

     THE INVESTMENT OBJECTIVE OF JENNISON UTILITY FUND IS TOTAL RETURN THROUGH A COMBINATION OF CAPITAL APPRECIATION AND CURRENT INCOME. The Fund seeks to achieve its objective through investment in equity-related and investment-grade debt securities of utility companies, which include electric, gas, gas pipeline, telephone, telecommunications, water, cable, airport, seaport and toll road companies. Under normal circumstances, the Fund intends to invest at least 80% of its investable assets in such securities. It is anticipated that the Fund will invest primarily in common stocks of utility companies that its investment adviser believes have the potential for total return; however, the Fund may invest primarily in preferred stocks and debt securities of utility companies when it appears that the Fund will be better able to achieve its investment objective through investments in such securities.


     There can be no assurance that a Fund's investment objective will be achieved. See "Description of the Funds, Their Investments and Risks."

     The Company's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.


     This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with Jennison Utility Fund's Prospectus dated February 2, 2004, and the Prospectus of Jennison Financial Services Fund, Jennison Health Sciences Fund and Jennison Technology Fund dated February 2, 2004 (each, a Prospectus), copies of which may be obtained at no charge from the Company upon request at the address or telephone number noted above. Each Fund's audited financial statements for the fiscal year ended November 30, 2003 are incorporated in this SAI by reference to that Fund's 2003 annual report to shareholders (File No. 811-3175). You may obtain a copy of each Fund's annual report at no charge by request to the Company at the address or telephone number noted above.


                                TABLE OF CONTENTS


                                                                                       PAGE
                                                                                       ----
Company History                                                                        B-2
Description of the Funds, Their Investments and Risks                                  B-2
Investment Restrictions                                                                B-18
Management of the Company                                                              B-20
Control Persons and Principal Holders of Securities                                    B-25
Investment Advisory and Other Services                                                 B-27
Brokerage Allocation and Other Practices                                               B-33
Capital Shares, Other Securities and Organization                                      B-35
Purchase, Redemption and Pricing of Fund Shares                                        B-36
Shareholder Investment Account                                                         B-45
Net Asset Value                                                                        B-49
Taxes, Dividends and Distributions                                                     B-50
Performance Information                                                                B-54
Financial Statements                                                                   B-57
Appendix I--Description of Security Ratings                                            I-1
Appendix II--General Investment Information                                            II-1
Appendix III--Description of Proxy Voting Policies and Recordkeeping Procedures        III-1


MF188B

                                 COMPANY HISTORY

     The Company was incorporated in Maryland on April 29, 1981. At a special meeting held on July 19, 1994, shareholders approved an amendment to the Company's Articles of Incorporation to change the Company's name from Prudential-Bache Utility Fund, Inc. to Prudential Utility Fund, Inc. Effective May 17, 1999, the Company's name changed from Prudential Utility Fund, Inc. to Prudential Sector Funds, Inc. in conjunction with the creation of Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund, and Prudential Utility Fund became a fourth series of the Company.


     Effective June 30, 2003, the Company and Funds changed their names as follows:



         FORMER NAME                            CURRENT NAME
         Prudential Sector Funds, Inc.          Jennison Sector Funds, Inc.
         -Prudential Financial Services Fund    Jennison Financial Services Fund
         -Prudential Health Sciences Fund       Jennison Health Sciences Fund
         -Prudential Technology Fund            Jennison Technology Fund
         -Prudential Utility Fund               Jennison Utility Fund


              DESCRIPTION OF THE FUNDS, THEIR INVESTMENTS AND RISKS

CLASSIFICATION

     The Company is an open-end, management investment company. Each Fund is non-diversified.

INVESTMENT STRATEGIES, POLICIES AND RISKS


     Jennison Financial Services Fund, Jennison Health Sciences Fund and Jennison Technology Fund each have an investment objective of long-term capital appreciation. Jennison Utility Fund's investment objective is total return through a combination of capital appreciation and current income. Under normal circumstances, each Fund, other than Jennison Utility Fund, intends to invest at least 80% of its net assets plus any borrowings for investment purposes (investable assets) in equity-related securities of U.S. companies within its sector. Jennison Utility Fund intends to invest at least 80% of its investable assets in equity-related and investment-grade debt securities of utility companies. Each Fund considers a company to be principally engaged in a sector if at the time of investment, in the opinion of the investment adviser, at least 50% of a company's assets, revenues or profits on a consolidated basis are derived or (for start-up companies) are expected to be derived from operations in that area. While the principal investment policies and strategies for seeking to achieve each Fund's objective are described in that Fund's Prospectus, each Fund may from time to time use the securities, instruments, principal and non-principal policies and strategies that are further described below in seeking to achieve its objective. A Fund may not be successful in achieving its objective and you could lose money.


     Each Fund will concentrate its investments in the sector as described in its Prospectus.


     Jennison Financial Services Fund concentrates its investments in industries comprised of the following types of companies: monetary authorities, credit institutions, securities and commodity institutions, and insurance carriers and related institutions. Companies in these industries include the following:


     Major banks                             Savings & loan associations          Property/casualty insurers
     Mid-sized banks                         Finance companies                    Multi-line insurers
     Smaller banks                           Investment banking/brokers           Life insurance
     Non-U.S. banks                          Investment managers                  Accident and health insurance
     Real estate investment trusts           Diversified financial services       Specialty insurers
     Rental/leasing companies                Mutual funds                         Insurance brokers


     Jennison Health Sciences Fund concentrates its investments in the following types of health services companies: hospitals, nursing and residential care homes, health and medical insurance carriers, pharmaceutical and medicine companies, and medical equipment and supply companies. Companies in these industries include the following:


     Major pharmaceuticals                   Medical specialties                  Medical nursing services companies
     Specialty pharmaceuticals (including    Healthcare providers                 Healthcare information services
     drug delivery)                          Managed care                         companies
     Other pharmaceuticals                   Drug/medical/dental distribution     Other healthcare services companies
     Generic drug companies                  Hospital management                  (including providers of outsourcing
     Biotechnology companies                 Assisted living services             services)
     Medical devices/equipment companies                                          Contract research organizations

     Jennison Technology Fund concentrates its investments in the following industries: computers, electronics and electronic equipment. These industries include companies that provide the following services or design, manufacture or sell the following products:


     Semiconductors                          Electronic components                Diversified electronic products
     Telecommunications equipment            Military/government services         Aerospace
     Precision instruments                   Electronic data processing (E.D.P.)        E.D.P. peripherals
     Office/plant automation                 Computer communications              Electronic production
     Consumer electronics/applications       Internet services                    Computer software
     Electronics distribution                Broadcasting                         Financial publishing/services
     Media content                           Other telephone/communications       Cable television
     Major U.S. telecommunications services                                       Cellular telephone


     Jennison Utility Fund invests in utility companies, including companies in the following businesses:


     Electric                                Telecommunications                   Airport
     Gas                                     Water                                Seaport
     Gas pipeline                            Cable                                Toll road
     Telephone


     Where the focus of one Fund may overlap with that of another Fund, such Funds may invest in securities of the same issuer.


FOREIGN SECURITIES

     Each Fund may invest up to 20% of its investable assets in foreign money market instruments and debt and equity securities. American Depositary Receipts
(ADRs) and American Depositary Shares (ADSs) are not considered foreign securities within this limitation. In many instances, foreign debt securities may provide higher yields but may be subject to greater fluctuations in price than securities of domestic issuers which have similar maturities and quality. Under certain market conditions, these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. government, its instrumentalities or agencies.


     Foreign securities involve certain risks that should be considered carefully by an investor in a Fund. These risks include exchange rate fluctuations, political, social or economic instability of the country of issue, diplomatic developments which could affect the assets of a Fund held in foreign countries, and the possible imposition of exchange controls, withholding taxes on dividends or interest payments, confiscatory taxes or expropriation. There may be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States, foreign brokerage commissions and custody fees are generally higher than those in the United States, and foreign security settlements will in some instances be subject to delays and related administrative uncertainties. A Fund may have greater difficulty in obtaining or enforcing a court judgment abroad than it would have doing so within the United States. Less information may be publicly available about a foreign company than about a domestic company, and foreign companies may not be subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. In addition, foreign securities markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies.

     Investing in Jennison Utility Fund may involve additional risks because the utility companies of many major foreign countries, such as the United Kingdom, Spain and Mexico, have substantially increased investor ownership (including ownership by U.S. investors). As a result, these companies have become subject to adversarial rate-making procedures. In addition, certain foreign utilities are experiencing demand growth at rates greater than economic expansion in their countries or regions. Political conditions and instability in certain countries may also create additional risks. These factors as well as those associated with foreign issuers generally may affect the future values of foreign securities held by Jennison Utility Fund.


RISK FACTORS AND SPECIAL CONSIDERATIONS OF INVESTING IN EURO-DENOMINATED SECURITIES


     Beginning July 1, 2002, the euro became the sole legal tender of the participating member states of the European Monetary Union. The adoption by the participating member states of the euro has eliminated the substantial currency risk among the participating member states that formerly used a currency unique to each member, and will likely affect the investment process and considerations of the Funds' investment advisers. To the extent a Fund holds non-U.S. dollar-denominated securities, including those denominated in euros, the Funds will still be subject to currency risk due to fluctuations in those currencies as compared to the U.S. dollar.

     The medium- to long-term impact of the introduction of the euro in member states cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general short- and long-term ramifications can be expected, such as changes in the economic environment and changes in behavior of investors, all of which will impact a Fund's investments.


STRUCTURED NOTES


     Jennison Health Sciences Fund may invest up to 5% of its total assets in structured notes. The values of the structured notes in which the Fund will invest are linked to equity securities or equity indices (reference instruments). These notes differ from other types of debt securities in several respects. The interest rate or principal amount payable at maturity may vary based on changes in the value of the equity security or index. A structured note may be positively or negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).


     Investments in structured notes involve certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain structured notes, a decline or increase in the reference instrument may cause the interest rate to be reduced to zero, and any further declines or increases in the reference instrument may then reduce the principal amount payable on maturity. The percentage by which the value of the structured note decreases may be far greater than the percentage by which the value of the reference instrument increases or decreases. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

FIXED-INCOME OBLIGATIONS


     Jennison Financial Services Fund, Jennison Technology Fund and Jennison Utility Fund may each invest in fixed-income obligations. Jennison Health Sciences Fund may not invest in fixed-income obligations. Except where otherwise indicated, each such Fund will invest in securities rated BBB/Baa or above by Standard & Poor's Ratings Services (S&P) or Moody's Investors Service Inc. (Moody's), respectively, or in securities determined by the investment advisers to be of comparable quality.

     The market value of fixed-income obligations of each Fund (except Jennison Health Sciences Fund) will be affected by general changes in interest rates, which will result in increases or decreases in the value of the obligations held by each such Fund. The market value of the obligations held by a Fund can be expected to vary inversely with changes in prevailing interest rates. Investors also should recognize that, in periods of declining interest rates, a Fund's yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, a Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will tend to be invested in instruments producing lower yield than the balance of its portfolio, thereby reducing the Fund's current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which a Fund may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.


     Ratings made available by S&P, Moody's or other major rating service are relative and subjective and are not absolute standards of quality. Although these ratings are initial criteria for selection of portfolio investments, each investment adviser will also make its own evaluation of these securities on behalf of a Fund. Among the factors that will be considered are the long-term ability of the issuers to pay principal and interest and general economic trends.

LOWER-RATED AND UNRATED DEBT SECURITIES


     Jennison Financial Services Fund and Jennison Technology Fund may invest up to 5% of their total assets in lower-rated and unrated debt securities. Non-investment-grade fixed-income securities are rated lower than Baa by Moody's or BBB by S&P (or, if not rated, determined by the investment adviser to be of comparable quality to securities so rated) and are commonly referred to as high risk or high yield securities or "junk" bonds. High yield securities are generally riskier than higher quality securities and are subject to more credit risk, including risk of default, and the prices of such securities are more volatile than higher quality securities. Such securities may also have less liquidity than higher quality securities.


     Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (that is, high yield or high risk) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. An investment adviser considers both credit risk and market risk in making investment decisions for a Fund.

     Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities and, from time to time, it may be more difficult to value high yield securities than more highly rated securities. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Fund's net asset value.

     Lower-rated fixed-income securities present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Also, as the principal value of fixed-income securities moves inversely with movements in interest rates, in the event of rising interest rates, the value of the securities held by the Fund may decline proportionately more than a fund consisting of higher-rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher-rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower-rated securities.

RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES

     Each Fund also may engage in various portfolio strategies, including using derivatives, to seek to reduce certain risks of its investments and to enhance return but not for speculation. These strategies include (1) the purchase and writing (that is, sale) of put and call options on equity securities and on stock indexes, (2) the purchase and sale of listed stock and bond index futures and options thereon and (3) the purchase and sale of options on foreign currencies and futures contracts on foreign currencies and options on such contracts. Each Fund may engage in these transactions on U.S. or foreign securities exchanges or, in the case of equity and stock index options, in the over-the-counter market (OTC). Each Fund also may purchase and sell foreign currency forward contracts. A Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. A Fund's ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations, and there can be no assurance that any of these strategies will succeed. If new financial products and risk management techniques are developed, a Fund may use them to the extent they are consistent with its investment objective and policies.

OPTIONS ON EQUITY SECURITIES

     Each Fund may purchase and write (that is, sell) put and call options on equity securities that are traded on securities exchanges, on Nasdaq (Nasdaq options) or in the over-the-counter market (OTC options).

     CALL OPTIONS ON STOCK. A call option is a short-term contract that gives the purchaser, in exchange for a premium paid, the right to buy the security subject to the option at a specified exercise price at any time during the term of the option. The writer of the call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending on the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When a Fund writes a call option, the Fund gives up the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open. There is no limitation on the amount of call options a Fund may write.

     Each Fund may write only call options which are "covered," meaning that the Fund either owns the underlying security or has an absolute and immediate right to acquire that security, without additional consideration (or for additional consideration held in a segregated account by its Custodian), upon conversion or exchange of other securities currently held in its portfolio. In addition, a Fund will not permit the call to become uncovered prior to the expiration of the option or termination through a closing purchase transaction as described below. If a Fund writes a call option, the purchaser of the option has the right to buy (and the Fund has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The amount paid to a Fund by the purchaser of the option is the "premium." A Fund's obligation to deliver the underlying security against payment of the exercise price would terminate either upon expiration of the option or earlier if the Fund were to effect a "closing purchase transaction" through the purchase of an equivalent option on an exchange. There can be no assurance that a closing purchase transaction can be effected.

     A Fund would not be able to effect a closing purchase transaction after it had received notice of exercise. In order to write a call option on an exchange, a Fund is required to comply with the rules of The Options Clearing Corporation and the various exchanges with respect to collateral requirements. It is possible that the cost of effecting a closing purchase transaction may be greater than the premium received by a Fund for writing the option.

     PUT OPTIONS ON STOCK. A put option gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. The writer of the put, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. A Fund as the writer of a put option might, therefore, be obligated to purchase underlying securities for more than their current market price.

     Each Fund also may purchase a "protective put," that is, a put option acquired for the purpose of protecting a portfolio security from a decline in market value. In exchange for the premium paid for the put option, the Fund acquires the right to sell the underlying security at the exercise price of the put regardless of the extent to which the underlying security declines in value. The loss to the Fund is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold. Similar principles apply to the purchase of puts on stock indexes as described below.

     A Fund may purchase put options as a portfolio investment strategy when its investment adviser perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a security that it feels has strong fundamentals, but for some reason may be weak in the near term, it may purchase a put on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put's strike price and the market price of the underlying security on the date the Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security.

STOCK INDEX OPTIONS

     Each Fund also may purchase and write (that is, sell) put and call options on stock indexes traded on securities exchanges, on Nasdaq or in the OTC market. Options on stock indexes are similar to options on stock except that, rather than the right to take or make delivery of a stock at a specified price, an option on a stock index gives the holder the right in return for premium paid to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the index option, in return for a premium, is obligated to pay the amount of cash due upon exercise of the option. Unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the underlying market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

     A Fund's successful use of options on indexes depends upon its investment adviser's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the index and the price of the securities being written against is imperfect and the risk from imperfect correlation increases as the composition of the Fund's portfolio diverges from the composition of the relevant index. Accordingly, a decrease in the value of the securities being written against may not be wholly offset by a gain on the exercise of a stock index put option held by a Fund. Likewise, if a stock index call option written by a Fund is exercised, the Fund may incur a loss on the transaction which is not offset, in whole or in part, by an increase in the value of the securities being written against, which securities may, depending on market circumstances, decline in value.

     Except as described below, a Fund will write call options on indexes only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When a Fund writes a call option on a broadly-based stock market index, the Fund will segregate with its Custodian, or pledge to a broker as collateral for the option, any combination of cash, other liquid assets or "qualified securities" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

     If a Fund has written an option on an industry or market segment index, it will segregate with its Custodian, or pledge to a broker as collateral for the option, one or more "qualified securities," all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

     If at the close of business on any day the market value of such qualified securities so segregated or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will segregate or pledge an amount in cash or other liquid assets equal in value to the difference. In addition, when a Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with its Custodian or pledge to the broker as collateral cash or other liquid assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a securities exchange or listed on Nasdaq against which the Fund has not written a stock call option and which has not been hedged by the Fund by the sale of stock index futures. However, if a Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash or other liquid assets segregated with its Custodian, it will not be subject to the requirements described in this paragraph.

FUTURES CONTRACTS AND OPTIONS THEREON

     STOCK AND BOND INDEX FUTURES. Each Fund may use listed stock and bond index futures traded on a commodities exchange or board of trade to better manage or reduce certain risks of its investments and to attempt to enhance return in accordance with regulations of the Commodity Exchange Act as enforced by the Commodity Futures Trading Commission. A Fund, and thus its investors, may lose money through any unsuccessful use of these strategies.

     A stock or bond index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made. Unlike the cash market, where a physical commodity is being traded for immediate or spot delivery, for which a seller receives payment as soon as delivery is made, no physical delivery of the underlying stocks in the index is made. The agreement in other types of futures contracts is for deferred delivery of currency or financial instruments.


     A Fund will purchase and sell stock and bond index futures contracts as a hedge against changes resulting from market conditions in the values of securities that are held in the Fund's portfolio or that it intends to purchase or when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund or for return enhancement. In instances involving the purchase of stock or bond index futures contracts by a Fund, an amount of cash or other liquid assets equal to the market value of the futures contracts will be segregated with the Fund's Custodian and/or in a margin account with a broker or futures commission merchant to collateralize the position and thereby insure that the use of such futures is unleveraged.


     Pursuant to the requirements of the Commodity Exchange Act, all futures contracts and options thereon must be traded on an exchange. Therefore, as with exchange-traded options, a clearing corporation is technically the counterparty on every futures contract and option thereon.

     OPTIONS ON STOCK AND BOND INDEX FUTURES CONTRACTS. Each Fund also may purchase and write options on stock and bond index futures contracts to reduce certain risks of its investments and to attempt to enhance return. In the case of options on stock or bond index futures, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume a position in a stock or bond index futures contract (a long position if the option is a call and a short position if the option is a put). If the option is exercised by the holder before the last trading day during the option period, the option writer delivers the futures position, as well as any balance in the writer's futures margin account, which represents the amount by which the market price of the stock or bond index futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the stock or bond index future. If it is exercised on the last trading day, the option writer delivers to the option holder cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index on the date the option expires.


     FUTURES CONTRACTS ON FOREIGN CURRENCIES. Each Fund is permitted to buy and sell futures contracts on foreign currencies, and purchase and write options thereon for hedging purposes. A Fund will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade. A "sale" of a futures contract on foreign currency means the assumption of a contractual obligation to deliver the specified amount of foreign currency at a specified price in a specified future month. A "purchase" of a futures contract means the assumption of a contractual obligation to acquire the currency called for by the contract at a specified price in a specified future month. At the time a futures contract is purchased or sold, a Fund must allocate cash or securities as a deposit payment (initial margin). Thereafter, the futures contract is valued daily and the payment of "variation margin" may be required, resulting in the Fund's paying or receiving cash that reflects any decline or increase, respectively, in the contract's value, a process known as "mark-to-market."

     A Fund's successful use of futures contracts and options thereon depends on its investment adviser's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of a futures contract and the price of the securities being hedged is imperfect and there is a risk that the value of the securities being hedged may increase or decrease at a greater rate than the related futures contract, resulting in losses to the Fund. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not market risks. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of a futures contract or option thereon may vary, either up or down, from the previous day's settlement price. These daily limits may restrict a Fund's ability to purchase or sell certain futures contracts or options thereon on any particular day. In addition, if a Fund purchases futures to hedge against market advances before it can invest in stocks or bonds in an advantageous manner and the market declines, the Fund might incur a loss on the futures contract. In addition, the ability of a Fund to close out a futures position or an option depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option thereon at any particular time.


     Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act of 1940, as amended (1940 Act) are exempt from the definition of "commodity pool operator," subject to compliance with certain conditions. Each Fund intends to limit its futures-related investment activity so that it, and/or any applicable person associated with it, is excluded from the definition of the term "commodity pool operator " under applicable rules and regulatory relief issued by the Commodity Futures Trading Commission (CFTC). Each Fund will so limit its futures-related investment activity so that, other than with respect to bona fide hedging activity (as defined in CFTC Rule 1.3(z)):

     (i) the aggregate initial margin and premiums paid to establish commodity futures and commodity option contract positions does not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating such 5% limitation) and/or

     (ii) the aggregate "notional value" (I.E., the size of a commodity futures or commodity option contract, in contract units, multiplied by the current market price (for a futures contract) or strike price (for an option contract) of each such unit) of all commodity futures and commodity option contracts that each Fund has entered into does not exceed the liquidation value of each Fund's portfolio, after taking into account profits and unrealized losses on any such contracts that each Fund has entered into (the foregoing alternative limits being the "Alternative Commodity Trading Limits"). The Alternative Commodity Trading Limits are based on provisional no-action relief issued by the CFTC. If this relief is modified or terminated, each Fund will limit its futures-related investment activity accordingly so that it will be excluded from the definition of the term "commodity pool operator" under applicable rules and regulatory relief issued by the CFTC. In the event that any final rule adopted by the CFTC with respect to this exemption permits greater ability to invest in futures-related instruments, each Fund may avail itself of this relief.


RISKS OF RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES

     Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. A Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. If a Fund's investment adviser's predictions of movements in the direction of the securities, foreign currency or interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of these strategies include: (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities;
(4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the risk that the counterparty may be unable to complete the transaction; and (6) the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so or the possible need for a Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate assets in connection with hedging transactions.

RISKS OF TRANSACTIONS IN STOCK OPTIONS

     Writing of options involves the risk that there will be no market in which to effect a closing transaction. An exchange traded option may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist.

In such event, it might not be possible to effect closing transactions in particular exchange-traded options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

     In the case of OTC options, it is not possible to effect a closing transaction in the same manner as exchange-traded options because a clearing corporation is not interposed between the buyer and seller of the option. When a Fund writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the Fund originally wrote the OTC option. Any such cancellation, if agreed to, may require the Fund to pay a premium to the counterparty. While a Fund will enter into OTC options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until a Fund is able to effect a closing purchase transaction in a covered OTC call option the Fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. Alternatively, a Fund could write an OTC call option to, in effect, close an existing OTC call option or write an OTC put option to close its position on an OTC put option. However, the Fund would remain exposed to each counterparty's credit risk on the put or call until such option is exercised or expires. There is no guarantee that a Fund will be able to write put or call options, as the case may be, that would effectively close an existing position. In the event of insolvency of the counterparty, a Fund may be unable to liquidate an OTC option.

     Each Fund also may purchase a "protective put," that is, a put option acquired for the purpose of protecting a portfolio security from a decline in market value. In exchange for the premium paid for the put option, a Fund acquires the right to sell the underlying security at the exercise price of the put regardless of the extent to which the underlying security declines in value. The loss to the Fund is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold. Similar principles apply to the purchase of puts on stock or bond indexes in the over-the-counter market.

     As discussed above, an OTC option is a direct contractual relationship with another party. Consequently, in entering into OTC options, a Fund will be exposed to the risk that the counterparty will default on, or be unable to complete, due to bankruptcy or otherwise, its obligation on the option. In such an event, the Fund may lose the benefit of the transaction. The value of an OTC option to a Fund is dependent upon the financial viability of the counterparty. If a Fund decides to enter into transactions in OTC options, its investment adviser will take into account the credit quality of counterparties in order to limit the risk of default by the counterparty.

RISKS OF OPTIONS ON INDEXES

     A Fund's purchase and sale of options on indexes will be subject to risks described above under "Risks of Transactions in Stock Options." In addition, the distinctive characteristics of options on indexes create certain risks that are not present with stock options.

     Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market in which the securities comprising the index are traded generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by a Fund of options on indexes would be subject to its investment adviser's ability to predict correctly movements in the direction of the market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual securities. Each investment adviser currently uses such techniques in conjunction with the management of other mutual funds.

     Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, a Fund would not be able to close out options that it had purchased or written and, if restrictions on exercise were imposed, the Fund may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is each Fund's policy to purchase or write options only on indexes that include a number of securities sufficient to minimize the likelihood of a trading halt in the index, such as the S&P 100 or S&P 500 index option.

     Although the markets for certain index option contracts have developed rapidly, the markets for other index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. A Fund will not purchase or sell any index option contract unless and until, in its investment adviser's opinion, the market for such options has developed sufficiently that the risk in connection with these transactions is no greater than the risk in connection with options on stocks.

SPECIAL RISKS OF WRITING CALLS ON INDEXES

     Because exercises of index options are settled in cash, a call writer such as a Fund cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, a Fund will write call options on indexes only under the circumstances described above under "Stock Index Options."

     Price movements in a Fund's portfolio probably will not correlate precisely with movements in the level of a particular index and, therefore, the Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such an event, the Fund would bear a loss on the call which is not completely offset by movements in the price of the Fund's portfolio. It is also possible that the index may rise when the price of a Fund's portfolio does not rise. If this occurred, the Fund would experience a loss on the call that is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio.

     Unless a Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if a Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 33 1/3% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

     When a Fund has written a call, there also is a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell securities in its portfolio. As with stock options, a Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock or bond options. For example, even if an index call which a Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call which in either case would occur no earlier than the day following the day the exercise notice is filed.

SPECIAL RISKS OF PURCHASING PUTS AND CALLS ON INDEXES

     If a Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiple) to the assigned writer. Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

RISKS OF TRANSACTIONS IN OPTIONS ON STOCK AND BOND INDEX FUTURES

     There are several risks in connection with the use of options on stock and bond index futures contracts as a hedging device. The correlation between the price of the futures contract and the movements in the index may not be perfect. Therefore, a correct forecast of interest rates and other factors affecting markets for securities may still not result in a successful hedging transaction.

     Futures prices often are extremely volatile so successful use of options on stock or bond index futures contracts by a Fund is also subject to the ability of the Fund's investment adviser to predict correctly movements in the direction of markets, changes in supply and demand, interest rates, international political and economic policies, and other factors affecting the stock and bond markets generally. For example, if a Fund has hedged against the possibility of a decrease in an index which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, then the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions.

In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements at a time when it is disadvantageous to do so. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market.

     The hours of trading of options on stock or bond index futures contracts may not conform to the hours during which a Fund may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

     Options on stock and bond index futures contracts are highly leveraged and the specific market movements of the contract underlying an option cannot be predicted. Options on futures must be bought and sold on exchanges. Although the exchanges provide a means of selling an option previously purchased or of liquidating an option previously written by an offsetting purchase, there can be no assurance that a liquid market will exist for a particular option at a particular time. If such a market does not exist, a Fund, as the holder of an option on futures contracts, would have to exercise the option and comply with the margin requirements for the underlying futures contract to realize any profit, and if a Fund were the writer of the option, its obligation would not terminate until the option expired or the Fund was assigned an exercise notice.

FOREIGN CURRENCY FORWARD CONTRACTS

     Each Fund may enter into foreign currency forward contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. These contracts are traded in the interbank market conducted directly between currency traders (typically large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged for such trades.

     A Fund may not use forward contracts to generate income, although the use of such contracts may incidentally generate income. There is no limitation on the value of forward contracts into which a Fund may enter. However, a Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of a Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a different foreign currency (cross-hedge). A Fund will not speculate in forward contracts. A Fund may not position hedge (including cross-hedges) with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of foreign currency) of the securities being hedged.

     When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transaction, a Fund may be able to protect itself against possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when a Fund's investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. A Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, each Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will thereby be served. If a Fund enters into a position hedging transaction, the transaction will be covered by the position being hedged, or the Fund's Custodian will segregate cash or other liquid assets of the Fund (less the value of the "covering" positions, if any) in an amount equal to the value of the Fund's total assets committed to the consummation of the given forward contract.

     A Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

     If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     A Fund's dealing in foreign currency forward contracts will be limited to the transactions described above. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. Also, this method of protecting the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. A Fund's ability to enter into foreign currency forward contracts may be limited by certain requirements for qualification as a regulated investment company under the Internal Revenue Code. See "Taxes, Dividends and Distributions."

     Although each Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

OPTIONS ON FOREIGN CURRENCIES

     Each Fund is permitted to purchase and write put and call options on foreign currencies and on futures contracts on foreign currencies traded on securities exchanges or boards of trade (foreign and domestic) for hedging purposes in a manner similar to that in which forward foreign currency exchange contracts and futures contracts on foreign currencies will be employed. Options on foreign currencies and on futures contracts on foreign currencies are similar to options on stock, except that a Fund has the right to take or make delivery of a specified amount of foreign currency, rather than stock.

     Each Fund may purchase and write options to hedge the Fund's portfolio securities denominated in foreign currencies. If there is a decline in the dollar value of a foreign currency in which a Fund's portfolio securities are denominated, the dollar value of such securities will decline even though the foreign currency value remains the same. To hedge against the decline of the foreign currency, a Fund may purchase put options on futures contracts on such foreign currency. If the value of the foreign currency declines, the gain realized on the put option would offset, in whole or in part, the adverse effect such decline would have on the value of the portfolio securities. Alternatively, a Fund may write a call option on a futures contract on the foreign currency. If the value of the foreign currency declines, the option would not be exercised and the decline in the value of the portfolio securities denominated in such foreign currency would be offset in part by the premium the Fund received for the option.

     If, on the other hand, a Fund's investment adviser anticipates purchasing a foreign security and also anticipates a rise in the value of such foreign currency (thereby increasing the cost of such security), the Fund may purchase call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements of the exchange rates. Alternatively, a Fund could write a put option on the currency and, if the exchange rates move as anticipated, the option would expire unexercised.

     Instead of purchasing or selling futures or forward currency exchange contracts, a Fund may attempt to accomplish similar objectives by purchasing put or call options on currencies either on exchanges or in over-the-counter markets or by writing put options or covered call options on currencies. A put option gives a Fund the right to sell a currency at the exercise price until the option expires. A call option gives a Fund the right to purchase a currency at the exercise price until the option expires. Both options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to fully hedge its positions by purchasing such options.


     Each Fund may hedge against the risk of a decrease or increase in the U.S. dollar value of a foreign currency denominated security which a Fund owns or intends to acquire by purchasing or selling options contracts, futures contracts or options thereon with respect to a foreign currency other than the foreign currency in which such security is denominated, where the values of such different currencies (as compared to the U.S. dollar) historically have a high degree of positive correlation.


RISKS OF TRANSACTIONS IN EXCHANGE-TRADED OPTIONS

     An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profits and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying currencies acquired through the exercise of call options or upon the purchase of underlying currencies for the exercise of put options. If a Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency until the option expires or it delivers the underlying currency upon exercise.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading or volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Each Fund intends to purchase and sell only those options which are cleared by a clearinghouse whose facilities are considered to be adequate to handle the volume of options transactions.

RISKS OF OPTIONS ON FOREIGN CURRENCIES

     Options on foreign currencies involve the currencies of two nations and, therefore, developments in either or both countries can affect the values of options on foreign currencies. Risks include those described above under "Risks of Risk Management and Return Enhancement Strategies," including government actions affecting currency valuation and the movements of currencies from one country to another. The quantity of currency underlying option contracts represents odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Options markets may be closed while round-the-clock interbank currency markets are open. This can create price and rate discrepancies.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS ON FOREIGN CURRENCIES

     There are several risks in connection with the use of futures contracts as a hedging device. Due to the imperfect correlation between the price of futures contracts and movements in the currency or group of currencies, the price of a futures contract may move more or less than the price of the currencies being hedged. Therefore, a correct forecast of currency rates, market trends or international political trends by the Manager or a Fund's investment adviser may still not result in a successful hedging transaction for the Fund.

     Although a Fund will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close a futures position. In the event a Fund could not close a futures position and the value of such position declined, the Fund would be required to continue to make daily cash payments of variation margin. There is no guarantee that the price movements of the portfolio securities denominated in foreign currencies will, in fact, correlate with the price movements in the futures contracts and thus provide an offset to losses on a futures contract.

     Successful use of futures contracts by a Fund is also subject to the ability of the Fund's Manager or investment adviser to predict correctly movements in the direction of markets and other factors affecting currencies generally. For example, if a Fund has hedged against the possibility of an increase in the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it is disadvantageous to do so.

     The hours of trading of futures contracts may not conform to the hours during which a Fund may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

OPTIONS ON FUTURES CONTRACTS ON FOREIGN CURRENCIES

     An option on a futures contract gives the purchaser the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     The holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.

POSITION LIMITS

     Transactions by a Fund in futures contracts and options will be subject to limitations, if any, established by each of the exchanges, boards of trade or other trading facilities (including Nasdaq) governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of futures contracts and options which a Fund may write or purchase may be affected by the futures contracts and options written or purchased by other investment advisory clients of its investment adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

     A Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A Fund's Custodian will segregate cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities, the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.

REPURCHASE AGREEMENTS

     A Fund may enter into repurchase agreements, whereby the seller agrees to repurchase that security from the Fund at a mutually agreed-upon time and at a price in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. A Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss.

     A Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the investment adviser. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral.

     Each Fund participates in a joint repurchase agreement account with other investment companies managed by Prudential Investments LLC (PI) pursuant to an order of the Securities and Exchange Commission (the Commission or SEC). On a daily basis, any uninvested cash balances of a Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each Fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

BORROWING

     Each Fund may borrow up to 33 1/3% of the value of its total assets (calculated when the loan is made). Each Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. If a Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action (within 3 days) to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. No Fund will purchase portfolio securities when borrowings exceed 5% of the value of its total assets, unless this policy is changed by the Board of Directors.

LENDING OF SECURITIES

     Consistent with applicable regulatory requirements, each Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 33 1/3% of the value of the Fund's total assets and that the loans are callable at any time by the Fund. As a matter of fundamental policy, each of the Funds will not lend more than 33 1/3% of the value of their total assets. The loans must at all times be secured by cash or other liquid assets or secured by an irrevocable letter of credit in favor of the lending Fund in an amount equal to at least 100%, determined daily, of the market value of the loaned securities. The collateral is segregated pursuant to applicable regulations. During the time portfolio securities are on loan, the borrower will pay the lending Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral, which will be invested in short-term obligations.

     A loan may be terminated by the borrower or by the lending Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors of the Company. On termination of the loan, the borrower is required to return the securities to the lending Fund, and any gain or loss in the market price during the loan would inure to the Fund.

     Since voting or consent rights which accompany loaned securities pass to the borrower, the lending Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

SEGREGATED ASSETS

     Each Fund segregates with its Custodian, State Street Bank and Trust Company, cash, U.S. government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions. These include forward contracts, when-issued and delayed delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities. The assets deposited in the segregated account will be marked-to-market daily.

ILLIQUID SECURITIES

     Each Fund may hold up to 15% of its net assets in illiquid securities. If a Fund were to exceed this limit, the investment adviser would take prompt action to reduce the Fund's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, certain securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the Securities Act), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.


     A large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.


     Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment advisers anticipate that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this new regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD).

     Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and privately placed commercial paper for which there is a readily available market are treated as liquid only when deemed liquid under procedures established by the Board of Directors. A Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. Each investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, each investment adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (a) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (b) it must not be "traded flat" (that is, without accrued interest) or in default as to principal or interest.

     The staff of the Commission has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities unless the Fund participating in the option and the counterparty have provided for the Fund, at the Fund's election, to unwind the OTC option. The exercise of such an option ordinarily would involve the payment by that Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid."


SECURITIES OF OTHER INVESTMENT COMPANIES

     Each Fund may purchase shares of affiliated investment companies as permitted by the Commission. Each Fund may invest up to 10% of its total assets in securities of other non-affiliated investment companies. If a Fund does invest in securities of other investment companies, shareholders of such Fund may be subject to duplicate management and advisory fees.

     EXCHANGE-TRADED FUNDS. Jennison Financial Services Fund, Jennison Health Sciences Fund and Jennison Technology Fund each may invest in exchange-traded funds in an amount up to 5% of their total assets. Shareholders may be subject to duplicate management and advisory fees if these Funds invest in securities of other investment companies. Also these securities are not traded at net asset value, i.e., they can be sold at a premium or with a discount.


SHORT SALES


     Jennison Financial Services Fund, Jennison Health Sciences Fund, Jennison Technology Fund and Jennison Utility Fund, each, may sell a security it does not own (I.E., make short sales) in anticipation of a decline in the market value of that security. The Jennison Utility Fund is limited to making short sales "against the box." Generally, to complete the transaction, a Fund will borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any interest that accrues during the period of the loan. To borrow the security, a Fund may be required to pay a premium that would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until a Fund replaces the borrowed security, it will (1) segregate on its records or with its Custodian cash or other liquid assets at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short and will not be less than the market value of the security at the time it was sold short or (2) otherwise cover its short position.

     A Fund will incur a loss as a result of a short sale if the price of the security borrowed increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security borrowed declines in price between those dates. The result is the opposite of what would occur from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium or interest paid in connection with the short sale. No more than 10% of Jennison Utility Fund's total assets and no more than 20% of other Funds' investable assets will be, when added together, (1) deposited as collateral for the obligation to replace securities borrowed to effect short sales, (2) segregated in connection with short sales and (3) used as cover for short sales.


TEMPORARY DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS


     When conditions dictate a defensive strategy, or pending investment of proceeds from sales of a Fund's shares, a Fund may invest up to 100% of the Fund's total assets in money market instruments, including commercial paper of domestic corporations, certificates of deposit, bankers' acceptances and other obligations of domestic banks (including foreign branches), and obligations issued or guaranteed by the U.S. government, its instrumentalities or its agencies. Investments in foreign branches of domestic banks may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions. Each Fund also may invest in short-term municipal obligations, such as tax, bond and revenue anticipation notes, construction loan and project financing notes and tax-exempt commercial paper. When cash may be available only for a few days, it may be invested by a Fund in repurchase agreements until such time as it may otherwise be invested or used for payment of obligations of the Fund. See "Repurchase Agreements" above.


PORTFOLIO TURNOVER


     Each Fund's portfolio turnover rate is computed by dividing the lesser of portfolio purchases or sales (excluding all securities whose maturities at acquisition were one year or less) by the average value of the portfolio. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by a Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Brokerage Allocation and Other Practices" and "Taxes, Dividends and Distributions."

     The portfolio turnover rates for the Funds for the fiscal years ended November 30, 2003 and 2002 were as follows:



     FUND                                                 2003              2002
     ----                                                 ----              ----
     Jennison Utility Fund                                 35%               52%
     Jennison Financial Services Fund                      93%               65%
     Jennison Health Sciences Fund                        192%              116%
     Jennison Technology Fund                             188%              164%



                             INVESTMENT RESTRICTIONS


     Investment restrictions listed below have been adopted by the Funds as fundamental policies, except as otherwise indicated. Under the 1940 Act, a Fund's fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. A "majority of a Fund's outstanding voting securities," when used in this SAI, means the lesser of (1) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting shares.

EACH FUND MAY NOT:

     1. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that a Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the "1940 Act Laws, Interpretations and Exemptions"). For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions, including, without limitation, interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of a Fund to its Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

     2. Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that a Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

     3. Buy or sell physical commodities or contracts involving physical commodities. A Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and a Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.


     4. Purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if, as a result, 25% or more of the Fund's total assets (determined at the time of investment) would be invested in any one industry other than as follows: Jennison Financial Services Fund will concentrate its investments (I.E., will invest at least 25% of its total assets under normal circumstances) in securities of companies in the financial services group of industries. Jennison Health Sciences Fund will concentrate its investments (I.E., will invest at least 25% of its total assets under normal circumstances) in securities of companies in the health sciences group of industries. Jennison Technology Fund will concentrate its investments (I.E., will invest at least 25% of its total assets under normal circumstances) in securities of companies in the technology group of industries. Jennison Utility Fund will concentrate its investments (I.E., will invest at least 25% of its total assets under normal circumstances) in securities of companies in the utility group of industries.


     5. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     Each Fund may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund's investment objective.

     For purposes of Investment Restriction 4, each Fund relies on the Global Industry Classification Standard (GICS) published by S&P in determining industry classification. A Fund's reliance on this classification system is not a fundamental policy of the Fund and, therefore, can be changed without shareholder approval.

     Whenever any fundamental investment policy or investment restriction states a maximum percentage of a Fund's assets, it is intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total asset values will not be considered a violation of such policy. However, if a Fund's asset coverage for borrowings permitted by Investment Restriction 1 falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.

     Although not fundamental, each Fund has the following additional investment restrictions.

     The Fund may not:

     1. Purchase securities on margin (but a Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

     2.  Invest for the purpose of exercising control or management.

     3. Invest in securities of other investment companies, except: (a) purchases in the open market involving only customary brokerage commissions and as a result of which a Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities of one or more investment companies, (b) as part of a merger, consolidation or other acquisition and (c) purchases of affiliated investment company shares pursuant to and subject to such limits as the Commission may impose by rule or order.


     In addition to the previous investment restrictions, Jennison Utility Fund also has the following non-fundamental investment restrictions.


     The Fund may not:

     1. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short and unless not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time.

     2. Purchase any security if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old.

     3. Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs.


     The Office of Public Utility Regulation of the Commission has advised The Prudential Insurance Company of America and its subsidiaries (Prudential) that the Office would not recommend enforcement action with respect to the purchase by Prudential of securities of "public utility companies" as defined by the Public Utility Holding Company Act of 1935 in Prudential's capacity as owner or manager of securities on the conditions that (1) the aggregate voting securities of public utility companies held by accounts owned or managed by Prudential, including Jennison Utility Fund, will be less than 10% of the outstanding voting securities of any public utility company and (2) Prudential will not attempt to control any public utility company, other than through the exercise of rights associated with stock ownership (including director representation). Accordingly, it is a policy of Jennison Utility Fund, which may be changed without shareholder approval, not to purchase any voting security of any public utility company if, as a result, the Fund, along with other accounts owned or managed by Prudential, would then hold 10% or more of the outstanding voting securities of such company.


     Each Fund will provide 60 days' written notice to shareholders of a change in that Fund's non-fundamental policy of investing at least 80% of its investable assets in the type of investment suggested by the Fund's name.

                            MANAGEMENT OF THE COMPANY

     Information pertaining to the Directors of the Company is set forth below. Directors who are not deemed to be "interested persons" of the Company (as defined in the 1940 Act) are referred to as "Independent Directors." Directors who are deemed to be "interested persons" of the Company are referred to as "Interested Directors." "Fund Complex" consists of the Company and any other investment companies managed by Prudential Investments LLC (PI).

                              INDEPENDENT DIRECTORS


                                          TERM OF                                      NUMBER OF
                                       OFFICE*** AND                                 PORTFOLIOS IN
                           POSITION      LENGTH OF                                   FUND COMPLEX+     OTHER DIRECTORSHIPS
                           WITH THE        TIME           PRINCIPAL OCCUPATIONS       OVERSEEN BY           HELD BY THE
NAME, ADDRESS** AND AGE    COMPANY        SERVED          DURING PAST FIVE YEARS       DIRECTOR            DIRECTOR****
-----------------------    --------    -------------      ----------------------     -------------     -------------------
David E. A. Carson (69)    Director    Since 2003    Director (January 2000 to May        89       Director of United
                                                      2000), Chairman (January 1999                 Illuminating and UIL Holdings,
                                                      to December 1999), Chairman                   (utility company) since 1993.
                                                      and Chief Executive Officer
                                                      (January 1998 to December
                                                      1998) and President, Chairman
                                                      and Chief Executive Officer
                                                      of People's Bank (1983-1997).

Robert E. La Blanc (69)    Director    Since 2003    President (since 1981) of           109       Director of Storage Technology
                                                      Robert E. La Blanc                            Corporation (technology)
                                                      Associates, Inc                               (since 1979), Chartered
                                                      (telecommunications);                         Semiconductor Manufacturing
                                                      formerly General Partner at                   Ltd. (since 1998), Titan
                                                      Salomon Brothers and                          Corporation (electronics)
                                                      Vice-Chairman of Continental                  (since 1995), Computer
                                                      Telecom; Trustee of Manhattan                 Associates International, Inc.
                                                      College.                                      (software company) (since
                                                                                                    2002); FiberNet Telecom Group,
                                                                                                    Inc. (telecom company) (since
                                                                                                    2003); Director (since April
                                                                                                    1999) of The High Yield Plus
                                                                                                    Fund, Inc.

Douglas H. McCorkingdale   Director    Since 1996    Chairman (since February             91       Director of Gannett Co.,
(64)                                                  2001), Chief Executive                        Director of Continental
                                                      Officer (since June 2000) and                 Airlines, Inc., (since May
                                                      President (since September                    1993); Director of Lockheed
                                                      1997) of Gannett Co. Inc.                     Martin Corp. (aerospace and
                                                      (publishing and media);                       defense) (since May 2001);
                                                      formerly Vice Chairman (March                 Director of The High Yield
                                                      1984-May 2000) of Gannett Co.                 Plus Fund, Inc. (since 1996).
                                                      Inc. Director of Gannett Co.,
                                                      Director of Continental
                                                      Airlines, Inc., (since May
                                                      1993); Director of Lockheed
                                                      Martin Corp. (aerospace and
                                                      defense) (since May 2001);
                                                      Director of The High Yield
                                                      Plus Fund, Inc. (since 1996).

Richard A. Redeker (60)    Director    Since 1993    Management Consultant;               92       None.
                                                      formerly employee of
                                                      Prudential Investments
                                                      (October 1996-December 1998);
                                                      Director of Invesmart, Inc.
                                                      (since 2001) and Director of
                                                      Penn Tank Lines, Inc. (since
                                                      1999).

Robin B. Smith (64)        Director    Since 1996    Chairman of the Board (since         99       Director of BellSouth
                                                      January 2003) of Publishers                   Corporation (since 1992).
                                                      Clearing House (direct
                                                      marketing); formerly Chairman
                                                      and Chief Executive Officer
                                                      (August 1996- January 2003)
                                                      of Publishers Clearing House.

                                          TERM OF                                      NUMBER OF
                                       OFFICE*** AND                                 PORTFOLIOS IN
                           POSITION      LENGTH OF                                   FUND COMPLEX+     OTHER DIRECTORSHIPS
                           WITH THE        TIME           PRINCIPAL OCCUPATIONS       OVERSEEN BY           HELD BY THE
NAME, ADDRESS** AND AGE    COMPANY        SERVED          DURING PAST FIVE YEARS       DIRECTOR            DIRECTOR****
-----------------------    --------    -------------      ----------------------     -------------     -------------------
Stephen Stoneburn (60)     Director    Since 2003    President and Chief Executive       97        None.
                                                      Officer (since June 1996) of
                                                      Quadrant Media Corp. (a
                                                      publishing company); formerly
                                                      President (June 1995-June
                                                      1996) of Argus Integrated
                                                      Media Inc.; Senior Vice
                                                      President and Managing
                                                      Director (January 1993-1995)
                                                      of Cowles Business Media and
                                                      Senior Vice President of
                                                      Fairchild Publications, Inc.
                                                      (1975-1989).

Clay T. Whitehead (65)     Director    Since 1996    President (since 1983) of           96        Director (since 2000) of The
                                                      National Exchange Inc. (new                   High Yield Plus Fund, Inc.
                                                      business development firm).


                                INTERESTED DIRECTORS


                                          TERM OF                                      NUMBER OF
                                       OFFICE*** AND                                 PORTFOLIOS IN
                           POSITION      LENGTH OF                                   FUND COMPLEX+     OTHER DIRECTORSHIPS
                           WITH THE        TIME           PRINCIPAL OCCUPATIONS       OVERSEEN BY           HELD BY THE
NAME, ADDRESS** AND AGE    COMPANY        SERVED          DURING PAST FIVE YEARS       DIRECTOR            DIRECTOR****
-----------------------    --------    -------------      ----------------------     -------------     -------------------
Judy A. Rice (56)*         President   Since 2003    President, Chief Executive          95        None.
                           and                        Officer, Chief Operating
                           Director    Since 2000     Officer and Officer-in-Charge
                                                      (since 2003) of Prudential
                                                      Investments LLC (PI);
                                                      Director, Officer-in-Charge,
                                                      President, Chief Executive
                                                      Officer and Chief Operating
                                                      Officer (since May 2003) of
                                                      American Skandia Advisory
                                                      Services, Inc.; Director,
                                                      Officer-in-Charge, President,
                                                      Chief Executive Officer and
                                                      Chief Operating Officer
                                                      (since May 2003) of American
                                                      Skandia Investment Services,
                                                      Inc. and American Skandia
                                                      Fund Services, Inc.; Vice
                                                      President (since February
                                                      1999) of Prudential
                                                      Investment Management
                                                      Services LLC; President,
                                                      Chief Executive Officer and
                                                      Officer-In-Charge (since
                                                      April 2003) of Prudential
                                                      Mutual Fund Services LLC;
                                                      formerly various positions to
                                                      Senior Vice President
                                                      (1992-1999) of Prudential
                                                      Securities Incorporated; and
                                                      various positions to Managing
                                                      Director (1975-1992) of
                                                      Salomon Smith Barney; Member
                                                      of Board of Governors of the
                                                      Money Management Institute.

                                          TERM OF                                      NUMBER OF
                                       OFFICE*** AND                                 PORTFOLIOS IN
                           POSITION      LENGTH OF                                   FUND COMPLEX+     OTHER DIRECTORSHIPS
                           WITH THE        TIME           PRINCIPAL OCCUPATIONS       OVERSEEN BY           HELD BY THE
NAME, ADDRESS** AND AGE    COMPANY        SERVED          DURING PAST FIVE YEARS       DIRECTOR            DIRECTOR****
-----------------------    --------    -------------      ----------------------     -------------     -------------------
Robert F. Gunia (57)*      Vice        Since 1996    Chief Administrative Officer        179       Vice President and Director
                           President                  (since June 1999) of PI;                      (since May 1989) and Treasurer
                           and                        Executive Vice President and                  (since 1999) of The Asia
                           Director                   Treasurer (since January 1996)                 Pacific Fund Inc.
                                                      of PI; President (since
                                                      April 1999) of Prudential
                                                      Investment Management
                                                      Services LLC (PIMS);
                                                      Corporate Vice President
                                                      (since September 1997) of The
                                                      Prudential Insurance Company
                                                      of America; Director,
                                                      Executive Vice President and
                                                      Chief Administrative Officer
                                                      (since May 2003) of American
                                                      Skandia Investment Services,
                                                      Inc., American Skandia
                                                      Advisory Services, Inc. and
                                                      American Skandia Fund
                                                      Services, Inc.; President
                                                      (since April 1999) of
                                                      Prudential Investment
                                                      Management Services LLC;
                                                      Executive Vice President
                                                      (since March 1999) and
                                                      Treasurer (since May 2000) of
                                                      Prudential Mutual Fund
                                                      Services LLC; formerly Senior
                                                      Vice President (March
                                                      1987-May 1999) of Prudential
                                                      Securities Incorporated.


     Information pertaining to the Officers of the Company who are not also Directors is set forth below.

                                      OFFICERS


                                            TERM OF
                                         OFFICE*** AND
                             POSITION      LENGTH OF
                             WITH THE        TIME                       PRINCIPAL OCCUPATIONS
NAME, ADDRESS** AND AGE      COMPANY        SERVED                      DURING PAST FIVE YEARS
-----------------------      --------    -------------                  ----------------------
Marguerite E.H. Morrison    Chief Legal  Since 2003    Vice President and Chief Legal Officer--Mutual Funds and
(47)                        Officer and                 Unit Investment Trusts (since August 2000) of
                            Assistant    Since 2002     Prudential; Senior Vice President and Secretary (since
                            Secretary                   April 2003) of PI; Senior Vice President and Secretary
                                                        (since May 2003) of American Skandia Investment
                                                        Services, Inc., American Skandia Advisory Services,
                                                        Inc., and American Skandia Fund Services, Inc.; Vice
                                                        President and Assistant Secretary of PIMS (since October
                                                        2001); previously Senior Vice President and Assistant
                                                        Secretary (February 2001-April 2003) of PI, Vice
                                                        President and Associate General Counsel (December
                                                        1996-February 2001) of PI.

Maryanne Ryan (39)          Anti-Money   Since 2002    Vice President Prudential (since November 1998); First
                            Laundering                  Vice President of Prudential Securities (March 1997-May
                            Compliance                  1998); Anti-Money Laundering Officer of American Skandia
                            Officer                     Investment Services, Inc., American Skandia Advisory
                                                        Services, Inc. and American Skandia Marketing, Inc.

                                            TERM OF
                                         OFFICE*** AND
                             POSITION      LENGTH OF
                             WITH THE        TIME                       PRINCIPAL OCCUPATIONS
NAME, ADDRESS** AND AGE      COMPANY        SERVED                      DURING PAST FIVE YEARS
-----------------------      --------    -------------                  ----------------------
Grace C. Torres (44)        Treasurer    Since 1998    Senior Vice President (since January 2000) of PI; Senior
                            and                         Vice President and Assistant Treasurer (since May 2003)
                            Principal                   of American Skandia Investment Services, Inc. and
                            Financial                   American Skandia Advisory Services, Inc.; formerly First
                            and                         Vice President (December 1996-January 2000) of PI and
                            Accounting                  First Vice President (March 1993-1999) of Prudential
                            Officer                     Securities Incorporated.


--------------
* "Interested" Directors, as defined in the 1940 Act, by reason of affiliation with the Manager (Prudential Investments LLC or PI), the investment advisers (Jennison Associates LLC and/or Prudential Investment Management, Inc.) or the Distributor (Prudential Investment Services LLC).

** Unless otherwise noted, the address of the Directors and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

*** There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individual's length of service as a Director and/or Officer.


**** This column includes only Directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934 (that is, "public companies") or other investment companies registered under the 1940 Act.

+ The Fund Complex consists of all investment companies managed by PI. The funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Mutual Funds, American Skandia Advisor Funds, Inc., The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential's Gibraltar Fund.

     The Company has Directors who, in addition to overseeing the actions of the Company's Manager, investment advisers and Distributor, decide upon matters of general policy. In addition to their functions set forth under "Investment Advisory and Other Services--Manager and Investment Advisers" and "Principal Underwriter, Distributor and Rule 12b-1 Plans," the Directors also review the actions of the Company's officers, who conduct and supervise the daily business operations of the Company.

     Directors and officers of the Company are also directors and officers of some or all of the other investment companies advised by the Manager and distributed by the Distributor.

     Pursuant to the Management Agreement with the Company, the Manager pays all compensation of officers and employees of the Company as well as the fees and expenses of all Interested Directors.


                            STANDING BOARD COMMITTEES


     The Board of Directors (the Board) has established three standing committees in connection with governance of the Company--Audit, Nominating and Valuation.

     The Audit Committee consists of Messrs. Carson (Chair), Stoneburn and Whitehead. The responsibilities of the Audit Committee are to assist the Board of Directors in overseeing the Company's independent auditors, accounting policies and procedures, and other areas relating to the Company's auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent auditors directly to the Fund. The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the independent auditors to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Company, provided that the engagement of the independent auditors relates directly to the operation and financial reporting of the Company. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent auditors' responsibility to plan and carry out an audit in accordance with generally accepted auditing standards. The Audit Committee met six times during the fiscal year ended November 30, 2003.

     The Nominating Committee consists of Messrs. Redeker (Chair), McCorkindale and Carson. This committee interviews and recommends to the Board persons to be nominated for election as Directors by the Company's shareholders and selects and proposes nominees for election by the Board between annual meetings. This committee does not normally consider candidates proposed by shareholders for election as Directors. The Nominating Committee also reviews the independence of Directors currently serving on the Board and also recommends to the Board Independent Directors to be selected for membership on Board committees. The Nominating Committee reviews each Director's investment in the Company, matters relating to Director compensation and expenses and compliance with the Company's retirement policy. The Nominating Committee met three times during the fiscal year ended November 30, 2003.

     The Valuation Committee consists of at least two Board members or an officer of the Fund and one Board member (in both instances the Valuation Committee may include employees of the Manager who may constitute a majority of the

Valuation Committee). The Valuation Committee supervises the valuation of the Fund's portfolio securities and other assets and meets on an as needed basis. The Valuation Committee met four times during the fiscal year ended November 30, 2003. For more information about the Valuation Committee, see "Net Asset Value" below.

     In addition to the three standing committees of the Company, the Board of Directors has also approved Director participation in an Executive Committee designed to coordinate the governance of all of the mutual funds in the Fund Complex. The role of the Executive Committee is solely advisory and consultative, without derogation of any of the duties or responsibilities of the Board of Directors. The following Independent Directors of the Company serve on the Executive Committee: Mr. La Blanc and Ms. Smith. Independent directors/trustees from other funds in the Fund Complex also serve on the Executive Committee. The responsibilities of the Executive Committee include: facilitating communication and coordination between the Independent Directors and Company management on issues that affect more than one fund; serving as a liaison between the Boards of Directors of the funds and fund management; developing, in consultation with outside counsel and management, draft agendas for Board meetings; reviewing and recommending changes to Board practices generally and monitoring and supervising the performance of legal counsel to the funds generally and the Independent Directors.


     The Company pays each of its Independent Directors annual compensation in addition to certain out-of-pocket expenses. Directors who serve on the committees may receive additional compensation. The amount of annual compensation paid to each Independent Director may change as a result of the introduction of additional funds on whose Boards the Director may be asked to serve.


     Independent Directors may defer receipt of their Directors' fee pursuant to a deferred fee agreement with the Company. Under the terms of the agreement, the Company accrues deferred Directors' fees daily which, in turn, accrue interest at a rate equivalent to the prevailing rate to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, at the daily rate of return of any JennisonDryden or Strategic Partners mutual fund chosen by the Director. Payment of the interest so accrued is also deferred and becomes payable at the option of the Director. The Company's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Company.


     The Company has no retirement or pension plan for its Directors.


     The following table sets forth the aggregate compensation paid by the Company for the fiscal year ended November 30, 2003 to the Independent Directors for service on the Company's Board and the Board of any other investment company in the Fund Complex, for the calendar year ended December 31, 2003.


                               COMPENSATION TABLE


                                                                                                   TOTAL 2003
                                AGGREGATE            PENSION OR                                   COMPENSATION
                               FISCAL YEAR       RETIREMENT BENEFITS         ESTIMATED         FROM FUND AND FUND
                               COMPENSATION      ACCRUED AS PART OF       ANNUAL BENEFITS       COMPLEX PAID TO
NAME AND POSITION              FROM COMPANY         FUND EXPENSE          UPON RETIREMENT     INDEPENDENT DIRECTORS
-----------------              ------------      -------------------      ---------------     ---------------------
David E. A. Carson             $      2,195             None                    None           $    89,500(37/90)*
Saul K. Fenster                $      5,854             None                    None           $    174,300(5/81)*
Delayne Dedrick Gold           $      5,675             None                    None           $    216,300(8/85)*
Robert E. La Blanc             $      2,215             None                    None           $   195,800(42/98)*
Douglas H. McCorkindale**      $      7,795             None                    None           $   159,800(38/91)*
W. Scott McDonald, Jr.**       $      5,739             None                    None           $    187,000(5/81)*
Thomas T. Mooney**             $      5,675             None                    None           $    224,300(6/81)*
Stephen P. Munn***             $      8,080             None                    None           $   166,300(42/98)*
Richard A. Redeker             $      7,985             None                    None           $   169,800(38/92)*
Robin B. Smith**               $      8,038             None                    None           $   173,500(41/97)*
Stephen Stoneburn              $      2,291             None                    None           $   181,300(40/95)*
Louis A. Weil, III             $      5,675             None                    None           $    158,800(5/80)*
Clay T. Whitehead              $      8,695             None                    None           $   223,300(41/96)*


----------

* Indicates number of funds/portfolios in Fund Complex (including the Funds) to which aggregate compensation relates. At December 31, 2003, the Fund Complex consisted of 48 funds and 179 portfolios.

** Although the last column shows the total amount paid to Directors from the Fund Complex during the calendar year ended December 31, 2003, such compensation was deferred at the election of Directors, in total or in part, under the Funds' deferred fee agreement. Including accrued interest, on amounts deferred through December 31, 2003, total value of compensation for the calendar year amounted to approximately $274,573, $206,230, $291,363 and $388,622 for Messrs. McCorkindale, McDonald, Mooney and Ms. Smith, respectively.

***  Effective November 30, 2003, Mr. Munn ceased being a Director of the
     Company.

     Interested Directors and Fund officers do not receive compensation from the Fund Complex and therefore are not shown in the Compensation Table.

     The following table sets forth the dollar range of equity securities in the Company beneficially owned by a Director and, on an aggregate basis, in all registered investment companies overseen by the Director in the Fund Complex as of December 31, 2003.


                         DIRECTOR SHARE OWNERSHIP TABLE

                              INDEPENDENT DIRECTORS


                                                                        AGGREGATE DOLLAR RANGE
                                                                        OF EQUITY SECURITIES IN
                                                                            ALL REGISTERED
                                                                         INVESTMENT COMPANIES
                                        DOLLAR RANGE OF EQUITY          OVERSEEN BY DIRECTOR IN
NAME OF DIRECTOR                       SECURITIES IN THE COMPANY             FUND COMPLEX
----------------                       -------------------------        -----------------------
David A. Carson                                   --                        $10,001-$50,000
Robert E. La Blanc                 $10,001-$50,000 (Technology Fund)         Over $100,000
Douglas H. McCorkindale             $10,001-$50,000 (Utility Fund)           Over $100,000
Richard A. Redeker                                --                         Over $100,000
Robin B. Smith                      $50,001-$100,000 (Utility Fund)          Over $100,000
Stephen Stoneburn                                 --                         Over $100,000
Clay T. Whitehead                    $1-$10,000 (Technology Fund)            Over $100,000



                              INTERESTED DIRECTORS



                                                                        AGGREGATE DOLLAR RANGE
                                                                        OF EQUITY SECURITIES IN
                                                                            ALL REGISTERED
                                                                         INVESTMENT COMPANIES
                                        DOLLAR RANGE OF EQUITY          OVERSEEN BY DIRECTOR IN
NAME OF DIRECTOR                       SECURITIES IN THE COMPANY             FUND COMPLEX
----------------                       -------------------------        -----------------------
Robert F. Gunia                               $1-$10,000                     Over $100,000
                                        (Utility Fund Class A)
Judy A. Rice                                      --                         Over $100,000



     None of the Independent Directors, or any member of his/her immediate family, owned beneficially or of record any securities in an investment adviser or principal underwriter of the Company or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Company as of December 31, 2003.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     Directors of the Company are eligible to purchase Class Z shares of each Fund, which are sold without either an initial sales charge or contingent deferred sales charge to a limited group of investors.


     As of January 2, 2004, the Directors and officers of the Company, as a group, owned less than 1% of the outstanding shares of each Fund.

     As of January 2, 2004, the following shareholders owned 5% of the outstanding shares of any class of Jennison Financial Services Fund:



                                                                                   NUMBER OF SHARES/
NAME                                       ADDRESS                CLASS               % OF CLASS
----                                       -------                -----           ------------------
Prudential Retirement Services        P.O. Box 5310                 Z                 237,733/44.54%
Nominee For Trustee Pl W68700         Scranton, PA 18505
Prudential Securities Inc.



     As of January 2, 2004, Wachovia Securities was record holder of 1,552,675 Class A shares (or 68.13% of the outstanding Class A shares), 3,935,744 Class B shares (or 67.29% of the outstanding Class B shares), 1,811,772 Class C shares (or 73.6% of the outstanding Class C shares) and 524,019 Class Z shares (or 98.18% of the outstanding Class Z shares) of Jennison Financial Services Fund.

     As of January 2, 2004, the following shareholders owned 5% of the outstanding shares of any class of Jennison Health Sciences Fund:



                                                                                   NUMBER OF SHARES/
NAME                                       ADDRESS                CLASS               % OF CLASS
----                                       -------                -----           ------------------
Prudential Retirement Services        P.O. Box 5310                 Z                 497,924/34.73%
Nominee For Trustee Pl W68700         Scranton, PA 18505
Prudential Securities Inc.



     As of January 2, 2004, Wachovia Securities was record holder of 3,114,530 Class A shares (or 60.9% of the outstanding Class A shares), 7,047,829 Class B shares (or 64.52% of the outstanding Class B shares), 2,812,310 Class C shares (or 72.99% of the outstanding Class C shares) and 1,369,157 Class Z shares (or 95.5% of the outstanding Class Z shares) of Jennison Health Sciences Fund.

     As of January 2, 2004, no shareholder owned 5% of the outstanding shares of any class of Jennison Technology Fund:



                                                                                   NUMBER OF SHARES/
NAME                                       ADDRESS                CLASS               % OF CLASS
----                                       -------                -----           ------------------
Prudential Retirement Services        P.O. Box 5310                 Z                 151,159/13.96%
As Nominee For TTEE Cust046693        Scranton, PA 18505
Random House Incentive Plan

Prudential Retirement Services        P.O. Box 5310                 Z                   64,279/5.93%
Adminstrator For Pl# S007635          Scranton, PA 18505
Saft America Inc. Saving



     As of January 2, 2004, Wachovia Securities was record holder of 4,839,975 Class A shares (or 63.78% of the outstanding Class A shares), 8,703,880 Class B shares (or 62.83% of the outstanding Class B shares), 3,484,695 Class C shares (or 71.89% of the outstanding Class C shares) and 1,019,000 Class Z shares (or 94.08% of the outstanding Class Z shares) of Jennison Technology Fund.

     As of January 2, 2004, the following shareholders owned 5% of the outstanding shares of any class of Jennison Utility Fund:



                                                                                  NUMBER OF SHARES/
NAME                                       ADDRESS                CLASS              % OF CLASS
----                                       -------                -----           -----------------
Prudential Retirement Services        P.O. Box 5310                 Z               1,971,825/40.93%
Nominee For Trustee Pl W68700         Scranton, PA 18505
Prudential Securities Inc.

Prudential Retirement Services        P.O. Box 5310                 Z                  286,374/5.94%
Administrator For Plan 4845           Scranton, PA 18505
Diesel Technology Company 401K



     As of January 2, 2004, Wachovia Securities was record holder of 74,595,985 Class A shares (or 29.83% of the outstanding Class A shares), 12,022,772 Class B shares (or 36.91% of the outstanding Class B shares), 2,368,821 Class C shares (or 62.85% of the outstanding Class C shares) and 4,689,846 Class Z shares (or 97.35% of the outstanding Class Z shares) of Jennison Utility Fund.

     In the event of any meetings of shareholders, Wachovia Securities will forward, or cause the forwarding of, proxy material to the beneficial owners for which it is the record holder.

                     INVESTMENT ADVISORY AND OTHER SERVICES

MANAGER AND INVESTMENT ADVISERS


     The manager of each Fund is Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PI serves as manager to all of the open-end investment companies that, together with each Fund, comprise the JennisonDryden and Strategic Partners mutual funds. See "How the Fund is Managed--Manager" in Jennison Utility Fund's Prospectus and "How the Funds are Managed--Manager" in the other Funds' Prospectus. As of December 31, 2003, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $108.6 billion.

     PI is a wholly-owned subsidiary of PIFM HoldCo, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), an affiliate of PI, serves as the transfer agent and dividend distribution agent for the JennisonDryden and Strategic Partners mutual funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.


     Pursuant to each Management Agreement with the Company (each a Management Agreement and, collectively, the Management Agreements), PI, subject to the supervision of the Company's Board and in conformity with the stated policies of each Fund, manages both the investment operations of each Fund and the composition of each Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PI is obligated to keep certain books and records of each Fund.

     PI is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of each Fund. PI will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements.

     PI will review the performance of all investment advisers and make recommendations to the Board with respect to the retention of investment advisers and the renewal of contracts. PI also administers the Company's corporate affairs and, in connection therewith, furnishes the Company with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Funds' custodian (the Custodian), and PMFS. The management services of PI for the Company are not exclusive under the terms of the Management Agreements and PI is free to, and does, render management services to others.


     For its services, PI receives, pursuant to a Management Agreement, a fee at an annual rate of .60 of 1% of Jennison Utility Fund's average daily net assets up to and including $250 million, .50 of 1% of the next $500 million, .45 of 1% of the next $750 million, .40 of 1% of the next $500 million, .35 of 1% of the next $2 billion, .325 of 1% of the next $2 billion and .30 of 1% of average daily net assets in excess of $6 billion. For its services to Jennison Financial Services Fund, Jennison Health Sciences Fund and Jennison Technology Fund, PI receives, pursuant to separate Management Agreements, a fee at an annual rate of ..75 of 1% of each such Fund's average daily net assets. These fees are computed daily and payable monthly.


     In connection with its management of the corporate affairs of each Fund, PI bears the following expenses:

       (a) the salaries and expenses of all of its and each Fund's personnel except the fees and expenses of Directors who are not affiliated persons of PI or each Fund's investment advisers;

       (b) all expenses incurred by PI or by each Fund in connection with managing the ordinary course of each Fund's business, other than those assumed by each Fund as described below; and

       (c) the costs and expenses payable to Jennison, pursuant to four subadvisory agreements between PI and Jennison and to PIM pursuant to three subadvisory agreements between PI and PIM, respectively (each a Subadvisory Agreement).

     Under the terms of each Management Agreement, a Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's investment adviser(s), (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, registering the Fund as a broker or dealer and paying the fees and expenses of notice filings made in accordance with state securities laws, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution and service fees.

     Each Management Agreement provides that PI will not be liable for any error of judgment or for any loss suffered by a Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. Each Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act. Each Management Agreement permits PI to employ investment advisers under a "manager-of-managers" structure that allows PI to replace an investment adviser or amend a Subadvisory Agreement without seeking shareholder approval.


For the fiscal years ended November 30, 2003, 2002 and 2001, each Fund paid the following management fees to PI:



                                                 FISCAL YEAR ENDING NOVEMBER 30
                                        --------------------------------------------------
FUND                                         2003               2002             2001
                                        -------------      -------------     -------------
Jennison Utility Fund                   $  10,564,410      $  12,603,365     $  17,419,047
Jennison Financial Services Fund        $     948,613      $   1,236,324     $   1,415,085
Jennison Health Sciences Fund           $   2,015,071      $   2,433,686     $   3,141,697
Jennison Technology Fund                $   1,148,953      $   1,499,928     $   2,494,303



     PI has hired Jennison Associates LLC (Jennison, the investment adviser or the Subadviser, as applicable) to provide subadvisory services to each Fund (or a portion thereof). PI also has hired Prudential Investment Management, Inc. (PIM, the investment adviser or Subadviser, as applicable) to provide subadvisory services to the Enhanced Index portfolio of Jennison Financial Services Fund, Jennison Health Sciences Fund and Jennison Technology Fund.

     PI has entered into four Subadvisory Agreements with Jennison and three Subadvisory Agreements with PIM. Under the Subadvisory Agreements, Jennison will furnish investment advisory services in connection with the management of the Strategically Managed portfolios of Jennison Financial Services Fund, Jennison Health Sciences Fund and Jennison Technology Fund, respectively, and the entire portfolio of Jennison Utility Fund, and PIM will furnish investment advisory services to the Enhanced Index portfolio of Jennison Financial Services Fund, Jennison Health Sciences Fund and Jennison Technology Fund. In connection therewith, PIM and Jennison are obligated to keep certain books and records of each Fund for which they serve as investment adviser. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreements and supervises PIM's and Jennison's performance of such services. Jennison is paid by PI at the annual rate of .30 of 1% of Jennison Utility Fund's average daily net assets up to $250 million, .238 of 1% of the Fund's average net assets from $250 million to $750 million, .203 of 1% of average net assets from $750 million to $1.5 billion, .170 of 1% of average daily net assets from $1.5 billion to $2 billion, .140 of 1% of average net assets from $2 billion to $4 billion, .122 of 1% of average net assets from $4 billion to $6 billion and .105 of 1% of average net assets over $6 billion. Jennison is paid by PI at an annual rate of .30 of 1% of Jennison Health Sciences Fund's average daily net assets attributable to its Strategically Managed portfolio up to $300 million and .25 of 1% of such Strategically Managed portfolio's assets in excess of $300 million. PI compensates Jennison at an annual rate of .375 of 1% of Jennison Financial Services Fund's and Jennison Technology Fund's respective average daily net assets attributable to their Strategically Managed portfolio. Under its Subadvisory Agreements with PIM, PI compensates PIM at an annual rate of .375 of 1% of the average net assets of the Enhanced Index portfolios of Jennison Financial Services Fund, Jennison Health Sciences Fund and Jennison Technology Fund, respectively.


     Each Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the applicable Management Agreement with that Fund. Each Subadvisory Agreement may be terminated by the Company, PI or PIM or Jennison, respectively, upon not more than 60 days', nor less than 30 days', written notice. Each Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. As discussed in the Funds' Prospectuses, PI employs Jennison and PIM under a "manager of managers" structure that allows PI to replace the investment advisers or amend the Subadvisory Agreements without seeking shareholder approval.

MATTERS CONSIDERED BY THE BOARD


     The Management and Subadvisory Agreements were last approved by the Directors, including all of the Independent Directors, on May 28, 2003 at a meeting called for that purpose. In approving the Management and Subadvisory Agreements, the Board primarily considered, with respect to each Fund, the nature and quality of the services provided under the agreements and the overall fairness of the agreements to the Company. The Board requested and evaluated reports from the Manager and investment advisers that addressed specific factors designed to inform the Board's consideration of these and other issues.

     With respect to the nature and quality of the services provided by the Manager and investment advisers, respectively, the Board considered the performance of the Company in comparison to relevant market indices and, the performance of a peer group of investment companies pursuing broadly similar strategies, and reviewed reports prepared by an unaffiliated organization applying various statistical and financial measures of fund performance compared to such indices and peer groups of funds with respect to Jennison Financial Services Fund and Jennison Technology Fund, the Board noted each portfolios' positive performance as compared to that of its peer group. With respect to Jennison Health Sciences Fund and Jennison Utility Fund, although performance has lagged certain peers in recent periods, the Board noted that the longer term performance remained favorable. The Board also considered the Manager's and investment adviser's stated intentions with respect to their respective management capabilities in the management of the Funds. The Board also evaluated the division of responsibilities among the Manager and its affiliates, and the capabilities of the personnel providing services. The Board also considered the quality of brokerage execution provided by the Manager and investment advisers.


     With respect to the overall fairness of the Management and Subadvisory Agreements, the Board primarily considered the fee structure of the agreements and the profitability of the Manager and the investment advisers and their affiliates from their association with the Company. The Board reviewed information from an independent data service about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to the Company. The Board also considered that the Company's fee structure provides for a reduction of payments resulting from economies of scale. The Board also evaluated the aggregate amount and structure of fees paid by the Manager to the investment advisers. In concluding that the direct and indirect benefits accruing to the Manager, the investment advisers and their affiliates by virtue of their relationship to the Company were reasonable in comparison with the costs of the provision of investment advisory services and the benefits accruing to the Company and the Funds, the Board reviewed specific data as to the Manager's and the investment advisers' profit or loss on the Company for the recent period and carefully examined their cost allocation methodology. With respect to profitability, the Manager and the investment advisers discussed with the Board the allocation methodologies for intercompany revenues and expenses (not including the costs of distributing shares or providing shareholder services) in order to approximate their respective profits from the management or investment advisory fees. The Board understood that neither the Manager nor either of the investment advisers uses these profitability analyses in the management of their businesses other than in connection with the approval or continuation of management and advisory agreements, at least in part because they exclude significant costs and include certain revenues that judicial interpretations have required in the context of board approval of mutual fund advisory agreements.

PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12b-1 PLANS

     Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of each Fund. PIMS is a subsidiary of Prudential.

     Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, and, collectively, the Plans) adopted by the Company under Rule 12b-1 under the 1940 Act and separate distribution agreements for each Fund (each a Distribution Agreement and, collectively, the Distribution Agreements), the Distributor incurs the expenses of distributing each Fund's Class A, Class B and Class C shares. The Distributor also incurs the expenses of distributing each Fund's Class Z shares under the Distribution Agreements, none of which are reimbursed by or paid for by a Fund.

     The expenses incurred under the Plans include commissions and account servicing fees paid to, or on account of, brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

     Under its Plans, a Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

     The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of a Fund's shares and the maintenance of related shareholder accounts.


     CLASS A PLAN. Under each Fund's Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed ..30 of 1%. The Distributor has agreed to voluntarily limit its distribution and service (12b-1) fees payable under each Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending November 30, 2004. It is anticipated that this fee reduction will terminate on or about July 30, 2004, but may be discontinued partially or completely at any time.

     For the fiscal year ended November 30, 2003, the Distributor received payments of $4,972,217 under Jennison Utility Fund's Class A Plan. For the fiscal year ended November 30, 2003, the Distributor received payments of $64,010 under Jennison Financial Services Fund's Class A Plan. For the fiscal year ended November 30, 2003, the Distributor received payments of $156,957 under Jennison Health Sciences Fund's Class A Plan. For the fiscal year ended November 30, 2003, the Distributor received payments of $107,234 under Jennison Technology Fund's Class A Plan. These amounts were primarily expended for payment of account servicing fees to financial advisers and other persons who sell Class A shares of the applicable Fund. For the fiscal year ended November 30, 2003, the Distributor also received approximately $311,500, $28,600, $100,000 and $55,200 in initial sales charges in connection with the sale of Jennison Utility Fund's, Jennison Financial Services Fund's, Jennison Health Sciences Fund's and Jennison Technology Fund's Class A shares.

     CLASS B AND CLASS C PLANS. Under each Fund's Class B and Class C Plans, the Fund pays the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of up to 1% of the average daily net assets of each of the Class B and Class C shares. The Class B Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (2) up to .75 of 1% (not including the service fee) of the average daily net assets of the Class B shares (asset-based sales charge) may be paid for distribution-related expenses with respect to the Class B shares. The Class C Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class C shares may be paid as a service fee and (2) up to .75 of 1% of the average daily net assets of the Class C shares may be paid for distribution-related expenses with respect to Class C shares. The service fee (.25 of 1% of average daily net assets) is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges (CDSCs) from certain redeeming shareholders.

     CLASS B PLAN. For the fiscal year ended November 30, 2003, the Distributor received $2,785,033, $658,232, $1,378,657 and $777,509 on behalf of Jennison
Utility Fund, Jennison Financial Services Fund, Jennison Health Sciences Fund and Jennison Technology Fund, respectively, under the Class B Plans. For the fiscal year ended November 30, 2003, the Distributor spent approximately the following amounts on behalf of each such Fund.



                                                                                                          APPROXIMATE
                                                                                    COMPENSATION TO          TOTAL
                                                                                       PRUSEC FOR           AMOUNT
                                                                                       COMMISSION          SPENT BY
                                             COMMISSION PAYMENTS                       PAYMENTS TO        DISTRIBUTOR
                                                TO FINANCIAL                         REPRESENTATIVES       ON BEHALF
         FUND                PRINTING             ADVISERS        OVERHEAD COSTS   AND OTHER EXPENSES       OF FUND
----------------------      ----------       -------------------  --------------   ------------------     -----------
Jennison Utility Fund        $ 8,800            $  740,000          $ 270,800           $ 455,500         $ 1,475,100
Jennison Financial
   Services Fund             $   700            $  173,500          $  67,900           $  41,800         $   283,900
Jennison Health
   Sciences Fund             $ 1,100            $  170,100          $ 201,200           $ 375,400         $   747,800
Jennison Technology
   Fund                      $ 1,500            $  210,300          $  90,700           $  91,600         $   394,100



     The Distributor also receives the proceeds of CDSCs paid by holders of Class B shares upon certain redemptions of Class B shares. For the fiscal year ended November 30, 2003, the Distributor received approximately $479,100, $200,900, $326,000 and $199,700 in CDSCs attributable to Class B shares of Jennison Utility Fund, Jennison Financial Services Fund, Jennison Health Sciences Fund and Jennison Technology Fund, respectively.

     CLASS C PLAN. For the fiscal year ended November 30, 2003, the Distributor received $315,689, $282,037, $493,570 and $275,190 under the Class C Plans of
Jennison Utility Fund, Jennison Financial Services Fund, Jennison Health Sciences Fund and Jennison Technology Fund, respectively. For the fiscal year ended November 30, 2003, the Distributor spent approximately the following amounts on behalf of each such Fund.



                                                                                                          APPROXIMATE
                                                                                    COMPENSATION TO          TOTAL
                                                                                       PRUSEC FOR            AMOUNT
                                                                                       COMMISSION           SPENT BY
                                             COMMISSION PAYMENTS                      PAYMENTS TO         DISTRIBUTOR
                                                TO FINANCIAL                        REPRESENTATIVES        ON BEHALF
         FUND                PRINTING             ADVISERS        OVERHEAD COSTS   AND OTHER EXPENSES       OF FUND
----------------------      ----------       -------------------  --------------   ------------------     -----------
Jennison Utility Fund        $ 1,000            $  257,300          $  24,900           $   2,800         $   286,000
Jennison Financial
   Services Fund             $   300            $  272,100          $  15,100           $   1,100         $   288,600
Jennison Health
   Sciences Fund             $   400            $  467,900          $  24,200           $   2,700         $   495,200
Jennison Technology
   Fund                      $   500            $  258,200          $  18,300           $     500         $   277,500



     The Distributor also receives the proceeds of CDSCs paid by investors upon certain redemptions of Class C shares. Until February 2, 2004, the Distributor received the proceeds of an initial sales charge on Class C shares. For the fiscal year ended November 30, 2003, the Distributor received approximately $22,100, $10,700, $33,200 and $13,400 in initial sales charges in connection with the sale of Class C shares of Jennison Utility Fund, Jennison Financial Services Fund, Jennison Health Sciences Fund and Jennison Technology Fund, respectively. For the fiscal year ended November 30, 2003, the Distributor received approximately $12,500, $4,900, $10,800 and $4,900 in CDSCs attributable to Class C shares of the Jennison Utility Fund, Jennison Financial Services Fund, Jennison Health Sciences Fund and Jennison Technology Fund, respectively.


     Distribution expenses attributable to the sale of Class A, Class B and Class C shares of a Fund are allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

     The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the Class A, Class B and Class C Plan or in any agreement related to the Plans (Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class of a Fund on not more than 30 days' written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. A Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

     Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of each Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

     Pursuant to each Distribution Agreement, the Funds have agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws.


     In addition to distribution and service fees paid by each Fund under its Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments to dealers (including Wachovia Securities) and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.


FEE WAIVERS/SUBSIDIES


     PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of a Fund. In addition, the Distributor has voluntarily agreed to waive a portion of its distribution and service (12b-1) fees for the Class A shares as described above. It is anticipated that this fee waiver will terminate on or about July 30, 2004, but may be discountinued partially or completely at any time. Fee waivers and subsidies will increase a Fund's total return.


NASD MAXIMUM SALES CHARGE RULE

     Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on Class B shares of a Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of a Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.


OTHER SERVICE PROVIDERS

     State Street Bank and Trust Company (State Street), One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for each Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Company. Subcustodians provide custodial services for each Fund's foreign assets held outside the United States.

     Prudential Mutual Fund Services LLC (PMFS), 194 Wood Avenue South, Iselin, New Jersey 08830, serves as the transfer and dividend disbursing agent of each Fund. PMFS is an affiliate of PI. PMFS provides customary transfer agency services to each Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee of $10.00 per shareholder account for Jennison Utility Fund and $9.00 per shareholder account for the other three Funds, a new account set-up fee of $2.00 for each manually established shareholder account and a monthly inactive zero balance account fee of $.20 per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.

     PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, served as each Fund's independent auditors through the fiscal year ended November 30, 2003, and in that capacity audited each Fund's annual financial statements through November 30, 2003. The Audit Committee of the Board and the full Board approved the selection of KPMG LLP as the Company's independent auditors for the fiscal year ending November 30, 2004.


CODES OF ETHICS

     The Board of Directors of the Company has adopted a Code of Ethics. In addition, the Manager, investment advisers and Distributor have each adopted a Code of Ethics (the Codes). The Codes apply to access persons (generally persons who have access to information about the Company's investment program) and permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by a Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when a Fund is making such investments. The Codes are on public file with, and are available from, the Commission.


        DESCRIPTION OF PROXY VOTING POLICIES AND RECORDKEEPING PROCEDURES

     The Board of Directors of the Company has delegated to the Manager the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Company. The Company authorizes the Manager to delegate, in whole or in part, its proxy voting authority to its investment advisers (Advisers) or third party vendors, consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board of Directors of the Company, including any committee thereof established for that purpose.

     The Manager and the Board of Directors of the Company view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for the Company. Consistent with this goal, the Board of Directors views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Manager and the Board of Directors of the Company maintain a policy of seeking to protect the best interests of the Company should a proxy issue potentially implicate a conflict of interest between the Company and the Manager or its affiliates.

     The Manager delegates to each Funds' Advisers the responsibility for voting the Funds' proxies. Each Adviser is expected to identify and seek to obtain the optimal benefit for the Fund it manages, and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of the Fund and delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Fund and the interests of the Adviser or its affiliates. The Manager and the Board of Directors expect that the Advisers will notify the Manager and the Board of Directors at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, the Manager expects that the Advisers will deliver to the Manager, or its appointed vendor, information required for filing the Form N-PX with the Commission.

     A summary of the proxy voting policies of each Fund's Advisers is set forth in Appendix II of this SAI.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES


     The Manager is responsible for decisions to buy and sell securities, futures contracts and options on futures contracts for each Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. The term "Manager" as used in this section includes the investment advisers. Broker-dealers may receive brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Wachovia Securities and its affiliates or one of the investment advisers' affiliates (affiliated broker). Brokerage commissions on United States securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.

     In the over-the-counter (OTC) market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. None of the Funds will deal with an affiliated broker in any transaction in which an affiliated broker acts as principal, except in accordance with rules of the Commission. Thus it will not deal in the over-the-counter market with Wachovia Securities acting as market maker, and it will not execute a negotiated trade with an affiliated broker if execution involves an affiliated broker acting as principal with respect to any part of a Fund's order.


     In placing orders for portfolio securities of a Fund, the Manager's overriding objective is to obtain the best possible combination of favorable price and efficient execution. The Manager seeks to effect each transaction at a price and commission that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, a Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.

     When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research related products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research oriented computer-software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultants. Such services are used in connection with some or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with a Fund.

     The Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provides a benefit to the Funds and its other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.

     When the Manager deems the purchase or sale of equities to be in the best interests of a Fund or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients. The allocation of orders among firms and the commission rates paid are reviewed periodically by the Company's Board of Directors. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Wachovia Securities or any affiliate, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Funds, will not significantly affect a Fund's ability to pursue its present investment objective. However, in the future in other circumstances, a Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

     Subject to the above considerations, an affiliated broker may act as a securities broker or futures commission merchant for a Fund. In order for an affiliated broker to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Company, including a majority of the non-interested Directors, has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to the affiliated broker are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, Wachovia Securities may not retain compensation for effecting transactions on a national securities exchange for a Fund unless the Fund has expressly authorized the retention of such compensation. An affiliated broker must furnish to each Fund at least annually a statement setting forth the total amount of all compensation retained by an affiliated broker from transactions effected for a Fund during the applicable period. Brokerage and futures transactions with an affiliated broker are also subject to such fiduciary standards as may be imposed upon an affiliated broker by applicable law.

     The table below shows certain information regarding the payment of commissions by Jennison Utility Fund, including the commissions paid to Wachovia Securities, for the three fiscal years ended November 30, 2003, 2002 and 2001.



                                                                 FISCAL YEAR ENDED NOVEMBER 30,
                                                         --------------------------------------------
                                                            2003              2002            2001
                                                         -----------     ------------    ------------
Total brokerage commissions paid by the Fund             $ 5,019,050     $  8,276,468    $  7,287,715
Total brokerage commissions paid to
  Wachovia Securities                                    $         0     $          0    $          0
Percentage of total brokerage commissions paid to
  Wachovia Securities                                              0%               0%              0%



     The table below sets forth information concerning payment of commissions by Jennison Financial Services Fund, Jennison Health Sciences Fund and Jennison Technology Fund, including the amount of such commissions paid to Wachovia Securities, for the three fiscal years ended November 30, 2003, 2002 and 2001:



                                                             FISCAL YEAR ENDED NOVEMBER 30,
                         --------------------------------------------------------------------------------------------------------
                                        2003                               2002                               2001
                         ---------------------------------- -----------------------------------  --------------------------------
                         JENNISON    JENNISON               JENNISON   JENNISON                  JENNISON    JENNISON
                         FINANCIAL    HEALTH     JENNISON   FINANCIAL   HEALTH       JENNISON    FINANCIAL    HEALTH    JENNISON
                         SERVICES    SCIENCES   TECHNOLOGY  SERVICES   SCIENCES     TECHNOLOGY   SERVICES    SCIENCES  TECHNOLOGY
                           FUND        FUND        FUND       FUND       FUND         FUND         FUND        FUND       FUND
                         ---------  ----------- ----------- ---------  -----------  -----------  ---------  ---------  ----------
Total brokerage
  commissions paid
  by the Fund            $ 335,823  $ 2,187,704 $ 1,596,909 $ 266,969  $ 1,250,980  $ 1,348,492  $ 317,323  $ 636,894  $  585,398
Total brokerage
  commissions paid
  to Wachovia
  Securities             $       0  $         0 $         0 $       0  $         0  $         0  $       0  $       0  $        0

Percentage of total
  brokerage
  commissions paid
  to Wachovia
  Securities             $       0  $         0 $         0         0%           0%           0%         0%         0%          0%

     Of the total brokerage commissions paid during that period, $2,672,137, $181,568, $390,939 and $301,622 (53.24%, 54.01%, 17.82% and 18.89%) were paid to firms which provide research, statistical or other services to PI or affiliates on behalf of Jennison Utility Fund, Jennison Financial Services Fund, Jennison Health Sciences Fund and Jennison Technology Fund, respectively. PI has not separately identified the portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.

     Each Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents at November 30, 2003. As of November 30, 2003, each Fund held the following debt or equity securities in the amounts indicated:



          JENNISON UTILITY FUND
          None

          JENNISON FINANCIAL SERVICES FUND
          State Street Bank & Trust Co.                     E $ 6,808,252
          Goldman, Sachs & Co.                              E $ 3,439,664
          Merrill Lynch & Co., Inc.                         E $ 6,531,925
          Morgan Stanley                                    E $ 1,973,496
          Bank of America                                   E $ 9,398,578
          Citigroup                                         E $17,888,371
          JP Morgan                                         E $ 3,561,106

          JENNISON HEALTH SCIENCES FUND
          State Street Bank & Trust Co.                     D $    45,000

          JENNISON TECHNOLOGY FUND
          None


                CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION


     The Company is authorized to issue 2 billion shares of common stock, $.01 par value per share, divided into four series (the Funds), of which Jennison Utility Fund is authorized to issue 800 million shares and each other Fund may issue 400 million shares. Each Fund is divided into four classes, designated Class A, Class B, Class C and Class Z shares, consisting of 100 million shares of Class A common stock (400 million for Jennison Utility Fund), 100 million shares of Class B common stock (300 million for Jennison Utility Fund), 100 million shares of Class C common stock (50 million for Jennison Utility Fund) and 100 million shares of Class Z common stock (50 million for Jennison Utility Fund). With respect to each Fund, each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Company's Articles of Incorporation, the Directors may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. The voting rights of the shareholders of a series or class can be modified only by the majority vote of shareholders of that series or class.

     Shares of each Fund, when issued against payment in full therefor, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of a Fund under certain circumstances. Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of a Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees.


     The Company does not intend to hold annual meetings of shareholders unless otherwise required by law. The Company will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon the vote of 25% of a Fund's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business.

     Under the Articles of Incorporation, the Directors may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. All consideration received by the Company for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Under the 1940 Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the fundamental investment policies related thereto.

     The Board of Directors has the power to alter the number of the Directors and they may appoint their own successors, provided that always at least a majority of the Directors have been elected by the shareholders of the Company. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can if they choose, elect all Directors being selected, while the holders of the remaining shares would be unable to elect any Director.

                 PURCHASE, REDEMPTION AND PRICING OF FUND SHARES


     Shares of a Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A shares) or (2) on a deferred basis (Class B or Class C shares, or Class A shares in certain circumstances). Class Z shares of a Fund are offered to a limited group of investors at NAV without any sales charges.


     PURCHASE BY WIRE. For an initial purchase of shares of a Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, series election, fund and class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Sector Funds, Inc., specifying on the wire the account number assigned by PMFS and your name and identifying the Fund and class in which you are investing (Class A, Class B, Class C or Class Z shares).

     If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (once each business day at the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. New York time), on a business day, you may purchase shares of a Fund as of that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.


     In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Jennison Sector Funds, Inc., the Fund in which you would like to invest, Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount for a subsequent purchase by wire is $1,000.


ISSUANCE OF FUND SHARES FOR SECURITIES

     Transactions involving the issuance of a Fund's shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or (3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's investment adviser.

SPECIMEN PRICE MAKE-UP


     Under the current distribution arrangements between each Fund and the Distributor, Class A* shares of a Fund are sold at a maximum initial sales charge of 5%, and Class B*, Class C* and Class Z shares are sold at NAV. Using the NAV at November 30, 2003, the maximum offering price of the Fund's shares is as follows:



                                                                                 JENNISON
                                                                                 FINANCIAL                     JENNISON
CLASS A                                                    JENNISON UTILITY      SERVICES   JENNISON HEALTH   TECHNOLOGY
                                                                 FUND              FUND      SCIENCES FUND       FUND
                                                           ----------------      ---------  ---------------   ----------
Net asset value and redemption price per Class A share*       $     8.55         $   11.88      $  13.93       $  6.74
Maximum initial sales charge (5% of offering price)                 0.45              0.63          0.73          0.35
                                                              ----------         ---------      --------       -------
Maximum offering price to public                              $     9.00         $   12.51      $  14.66       $  7.09
                                                              ==========         =========      ========       =======

CLASS B
Net asset value, offering price and redemption price
   per Class B share*                                         $     8.54         $   11.57      $  13.42       $  6.52
                                                              ==========         =========      ========       =======

CLASS C
Net asset value, offering price and redemption price
   per Class C share*                                         $     8.54         $   11.57      $  13.42       $  6.52
                                                              ==========         =========      ========       =======

CLASS Z
Net asset value, offering price and redemption price
   per Class Z share                                          $     8.56         $   11.98      $  14.11       $  6.82
                                                              ==========         =========      ========       =======


----------
*   Class B and Class C shares are subject to a contingent deferred sales charge
    (CDSC) on certain redemptions. Class A shares may be subject to a CDSC on certain redemptions.

SELECTING A PURCHASE ALTERNATIVE


     The following is provided to assist you in determining which share class of each Fund best suits your individual circumstances and is based on current fees and expenses being charged to Jennison Utility Fund:


     If you intend to hold your investment in a Fund for less than 4 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to an initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to 0% over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.


     If you intend to hold your investment for longer than 4 years, but less than 5 years, and do not qualify for a reduced sales charge on Class A shares, you should consider purchasing Class B or Class C shares over Class A shares. This is because the initial sales charge plus the cumulative annual distribution-related fee on Class A shares would exceed those of the Class B and Class C shares if you redeem your investment during this time period. In addition, all of your money would be invested initially in the case of Class B and Class C shares, which are sold at NAV.


     If you intend to hold your investment for longer than 5 years, you should consider purchasing Class A shares over either Class B or Class C shares. This is because the maximum sales charge plus the cumulative annual distribution-related fee on Class A shares would be less than those of the Class B and Class C shares.


     If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B or Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase. In addition, if you purchase $1 million or more of Class A shares, you are not subject to an initial sales charge, but you are subject to a 1% CDSC on shares sold within 12 months of purchase. This charge is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential.

     If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus the cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.


REDUCTION AND WAIVER OF INITIAL SALES CHARGE--CLASS A SHARES

     BENEFIT PLANS. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge, if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at
(800) 353-2847.

     PURCHASE OF $1 MILLION OR MORE OF CLASS A SHARES. If you purchase $1 million or more of Class A shares, you will not be subject to the initial sales charge, although a CDSC may apply in certain circumstances, as previously noted.

     OTHER WAIVERS. In addition, Class A shares may be purchased at NAV, without the initial sales charge, through the Distributor or the Transfer Agent, by:


     - Officers of the JennisonDryden or Strategic Partners mutual funds (including the Company)

     - Employees of the Distributor, Wachovia Securities, PI and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Wachovia Securities or the Transfer Agent

     - Employees of investment advisers of the JennisonDryden or Strategic Partners mutual funds provided that purchases at NAV are permitted by such person's employer


     - Prudential, directors, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries

     -  Members of the Board of Directors of Prudential


     - Real estate brokers, agents and employees or real estate brokerage companies affiliated with The Prudential Real Estate Affiliates who maintain an account at Wachovia Securities, Prusec or with the Transfer Agent


     - Registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer


     - Investors who have a business relationship with a financial adviser who joined Wachovia Securities from another investment firm, provided that
        (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Wachovia Securities, or within one year in the case of Benefit Plans, (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase


     - Investors in Individual Retirement Accounts (IRAs), provided the purchase is made in a directed rollover to such IRA or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution

     - Orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (for example, mutual fund "wrap" or asset allocation programs)

     - Orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges its clients a separate fee for its services (for example, mutual fund "supermarket" programs).

     Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund "wrap" or asset allocation programs and mutual fund "supermarket" programs) may offer their clients more than one class of shares in a Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

     For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.


     Class A shares may be purchased at NAV without payment of a sales charge by
(a) Wachovia Securities for deposit in a unit investment trust (Trust) which it organized and sponsored and (b) the Trust itself. Additionally, unit holders of the Trust may elect to purchase Class A shares of a Fund at NAV with proceeds from cash distributions from the Trust under circumstances described in the prospectus of the Trust. At the termination date of the Trust, a unit holder may invest the proceeds from the termination of his units in shares of a Fund at NAV, provided: (1) that the investment in the Fund is effected within 30 days of such termination; and (2) that the unit holder or his dealer provides the Distributor with a letter which: (a) identifies the name, address and telephone number of the dealer who sold to the unit holder the units to be redeemed; and
(b) states that the investment in the Fund is being funded exclusively by the proceeds from the redemption of units of the Trust. Investment in Fund shares and reinvestment of Trust distributions shall be subject to 12b-1 fees.

     COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of a Fund concurrently with Class A shares of other JennisonDryden or Strategic Partners mutual funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See "How to Buy, Sell and Exchange Shares of the Fund--Step 2: Choose a Share Class--Reducing or Waiving Class A's Initial Sales Charge" in Jennison Utility Fund's Prospectus or "How to Buy, Sell and Exchange Shares of the Funds--Step 2: Choose a Share Class--Reducing or Waiving Class A's Initial Sales Charge" in the other Funds' Prospectus.


     An eligible group of related Fund investors includes any combination of the following:

     -  An individual

     -  The individual's spouse, their children and their parents

     -  The individual's and spouse's IRA

     - Any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners)

     - A trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children

     - A Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse

     - One or more employee benefit plans of a company controlled by an individual.

     In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

     The Transfer Agent, the Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.


     LETTERS OF INTENT. Reduced sales charges also are available to investors (or an eligible group of related investors) who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of a Fund and shares of other JennisonDryden or Strategic Partners mutual funds (Investment Letter of Intent). Retirement and group plans no longer qualify to purchase Class A shares at net asset value by entering into a Letter of Intent.

     For purposes of the Investment Letter of Intent, all shares of a Fund and shares of other JennisonDryden or Strategic Partners mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent or its affiliates and through your broker will not be aggregated to determine the reduced sales charge.


     An Investment Letter of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the investor. The effective date of an Investment Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

     The Investment Letter of Intent does not obligate the investor to purchase, nor a Fund to sell, the indicated amount. In the event the Letter of Intent goal is not satisfied within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and the sales charge actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding to the investor the amount of excess sales charge, if any, paid during the thirteen-month period. Investors electing to purchase Class A shares of a Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.


     The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Letters of Intent are not available to individual participants in any retirement or group plans.


CLASS B AND CLASS C SHARES

     The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your broker or the Distributor. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "Contingent Deferred Sales Charge" below.

     The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of a Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.

CLASS Z SHARES


     BENEFIT PLANS. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

     MUTUAL FUND PROGRAMS. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes mutual funds as investment options and a Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

     - Mutual fund "wrap" or asset allocation programs where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services

     - Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

     Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in a Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

     OTHER TYPES OF INVESTORS. Class Z shares also are available for purchase by the following categories of investors:


     - Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the JennisonDryden or Strategic Partners mutual funds are an available investment option

     - Current and former Directors/Trustees of the JennisonDryden or Strategic Partners mutual funds (including the Company)


     -  Prudential with an investment of $10 million or more.

     After a Benefit Plan qualifies to purchase Class Z shares, all subsequent purchases will be for Class Z shares.

     In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons which distribute shares a finder's fee, from its own resources, based on a percentage of the net asset value of shares sold by such persons.

RIGHTS OF ACCUMULATION


     Reduced sales charges are also available through rights of accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of a Fund and shares of other JennisonDryden or Strategic Partners mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. Rights of accumulation may be applied across the classes of the JennisonDryden or Strategic Partners mutual funds. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day.


     The Distributor or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.

SALE OF SHARES


     You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC. See "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund whose shares you are redeeming computes its NAV for that day (at the close of regular trading on the NYSE, usually 4:00 p.m. New York time) in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of a Fund.

     If you hold shares of a Fund through Wachovia Securities, you must redeem your shares through Wachovia Securities. Please contact your Wachovia Securities financial adviser.


     If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund whose shares you are redeeming in care of its Transfer Agent, Prudential Mutual Fund Services LLC,
Attention: Redemption Services, P.O. Box 8149, Philadelphia, PA 19101, the Distributor, or to your broker.


     EXPEDITED REDEMPTION PRIVILEGE. By electing the Expedited Redemption Privilege, you may arrange to have redemption proceeds sent to your bank account. The Expedited Redemption Privilege may be used to redeem shares in an amount of $200 or more, except if an account for which an expedited redemption is requested has a net asset value of less than $200, the entire account will be redeemed. Redemption proceeds in the amount of $1,000 or more will be remitted by wire to your bank account at a domestic commercial bank which is a member of the Federal Reserve system. Redemption proceeds of less than $1,000 will be mailed by check to your designated bank account. Any applicable contingent deferred sales charge will be deducted from the redemption proceeds. Expedited redemption requests may be made by telephone or letter, must be received by the applicable Fund prior to 4:00 p.m. New York time to receive a redemption amount based on that day's NAV and are subject to the terms and conditions as set forth in the applicable Prospectus regarding redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "How to Buy, Sell and Exchange Shares of the Fund--Telephone Redemptions or Exchanges" in the applicable Prospectuses. The Expedited Redemption Privilege may be modified or terminated at any time without notice. To receive further information, shareholders should contact Prudential Mutual Fund Services LLC at (800) 225-1852.


     SIGNATURE GUARANTEE. If the proceeds of the redemption (1) exceed $100,000,
(2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, and your shares are held directly with the Transfer Agent, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.


     Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the certificate and/or written request, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the NYSE is closed for other than customary weekends and holidays, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.


     REDEMPTION IN KIND. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, a Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. Each Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, under which a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

     INVOLUNTARY REDEMPTION. In order to reduce expenses of a Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a NAV of less than $500 due to a redemption. A Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.


     90-DAY REPURCHASE PRIVILEGE. If you redeem your shares of a Fund and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the same Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify the Transfer Agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30-day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.


CONTINGENT DEFERRED SALES CHARGE


     Although not subject to an initial sales charge, investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC. This charge is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential. Redemptions of Class B shares will be subject to a CDSC declining from 5% to 0% over a six-year period. Class C shares redeemed within 12 months of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class A, Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding 12 months, in the case of Class A shares (in certain cases) or Class C shares, and six years, in the case of Class B shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. If you purchase or hold your shares through a broker, third party administrator or other authorized entity that maintains subaccount recordkeeping, any applicable CDSC that you will pay will be calculated and reported to PMFS by such broker, administrator or other authorized entity.


     The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

     The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                      CONTINGENT DEFERRED SALES
                                                       CHARGE AS A PERCENTAGE
                           YEAR SINCE PURCHASE         OF DOLLARS INVESTED OR
                              PAYMENT MADE               REDEMPTION PROCEEDS
          -----------------------------------------   -------------------------
          First                                                  5.0%
          Second                                                 4.0%
          Third                                                  3.0%
          Fourth                                                 2.0%
          Fifth                                                  1.0%
          Sixth                                                  1.0%
          Seventh                                               None


     In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class A shares made during the preceding 12 months (in certain cases), six years for Class B shares and 12 months for Class C shares; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.


     For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

     For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.


     WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS A SHARES. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%. This charge, however, is waived for all such Class A shareholders except for those who purchased their shares through certain broker-dealers that are not affiliated with Prudential.


     WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

     The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.


     Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in JennisonDryden or Strategic Partners mutual funds, The Guaranteed Investment Account, the Guaranteed Insulated Separate Account or units of The Stable Value Fund.

     SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.


     In addition, the CDSC will be waived on redemptions of shares held by Directors of the Company.

     You must notify a Fund's Transfer Agent either directly or through your broker, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.

     In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.


CATEGORY OF WAIVER                                    REQUIRED DOCUMENTATION

Death                                                 A copy of the shareholder's death certificate or,
                                                      in the case of a trust, a copy of the grantor's
                                                      death certificate, plus a copy of the trust
                                                      agreement identifying the grantor.

Disability--An individual will be considered          A copy of the Social Security Administration award
disabled if he or she is unable to engage in any      letter or a letter from a physician on the
substantial gainful activity by reason of any         physician's letterhead stating that the
medically determinable physical or mental             shareholder (or, in the case of a trust, the
impairment which can be expected to result in         grantor (a copy of the trust agreement identifying
death or to be of long-continued and indefinite       the grantor will be required as well)) is
duration.                                             permanently disabled. The letter must also
                                                      indicate the date of disability.

CATEGORY OF WAIVER                                    REQUIRED DOCUMENTATION

Distribution from an IRA or 403(b)                    A copy of the distribution form from the custodial
Custodial Account                                     firm indicating (i) the date of birth of the
                                                      shareholder and (ii) that the shareholder is over
                                                      age 591/2 and is taking a normal
                                                      distribution--signed by the shareholder.

Distribution from Retirement Plan                     A letter signed by the plan administrator/trustee
                                                      indicating the reason for the distribution.

Excess Contributions                                  A letter from the shareholder (for an IRA) or the
                                                      plan administrator/trustee on company letterhead
                                                      indicating the amount of the excess and whether or
                                                      not taxes have been paid.


     The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.


WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES


     BENEFIT PLANS. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

CONVERSION FEATURE--CLASS B SHARES

     Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

     Since each Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

     For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different NAVs per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

     Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

     For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

     Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, to the extent the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to each Fund. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

     The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                         SHAREHOLDER INVESTMENT ACCOUNT

     Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares is maintained by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. Each Fund makes available to its shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS


     For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund in which they have invested at net asset value per share. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividend or distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such reinvestment will be made at the NAV per share next determined after receipt of the check or proceeds by the Transfer Agent. Shares purchased with reinvested dividends and/or distributions will not be subject to any CDSC upon redemption.


EXCHANGE PRIVILEGE


     Each Fund makes available to its shareholders the privilege of exchanging their shares of a Fund for shares of certain other JennisonDryden or Strategic Partners mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other JennisonDryden or Strategic Partners mutual funds may also be exchanged for shares of a Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. For retirement and group plans having a limited menu of JennisonDryden or Strategic Partners mutual funds, the exchange privilege is available for those funds eligible for investment in the particular program.

     It is contemplated that the exchange privilege may be applicable to new JennisonDryden or Strategic Partners mutual funds whose shares may be distributed by the Distributor.


     In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund whose shares you wish to exchange at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 a.m. and 6:00 p.m., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.


     If you hold shares through Wachovia Securities, you must exchange your shares by contacting your Wachovia Securities financial adviser.


     If you hold certificates, the certificates must be returned in order for the shares to be exchanged.

     You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 8157, Philadelphia, PA 19101.

     In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC, at the address noted above.


     CLASS A. Shareholders of a Fund may exchange their Class A shares for Class A shares of certain other JennisonDryden or Strategic Partners mutual funds and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the JennisonDryden or Strategic Partners mutual funds participating in the exchange privilege.


     The following money market funds participate in the Class A exchange privilege:


     Dryden California Municipal Fund

        (California Money Market Series)

     Dryden Government Securities Trust

        (Money Market Series)
        (U.S. Treasury Money Market Series)

     Dryden Municipal Series Fund

        (New Jersey Money Market Series)
        (New York Money Market Series)

     MoneyMart Assets, Inc. (Class A shares)
     Dryden Tax-Free Money Fund, Inc.

     CLASS B AND CLASS C. Shareholders of a Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, of certain other JennisonDryden or Strategic Partners mutual funds and shares of Special Money Market Fund, Inc. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of an exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.


     Class B and Class C shares of a Fund may also be exchanged for shares of Special Money Market Fund, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into a Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

     At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of a Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.


     CLASS Z. Class Z shares may be exchanged for Class Z shares of other JennisonDryden or Strategic Partners mutual funds.

     SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (without the initial sales charge) and for shareholders who qualify to purchase Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares that are not subject to a CDSC held in the account of a shareholder who qualifies to purchase Class A shares of any JennisonDryden or Strategic Partners mutual fund at NAV (without the initial sales charge) will be exchanged for Class A shares on a quarterly basis, unless the shareholder elects otherwise.

     Participants in any fee-based program for which a Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at NAV. Similarly, participants in Wachovia Securities' 401(k) Plan for which a Fund's Class Z shares is an available option and who wish to transfer their Class Z shares out of the Wachovia Securities 401(k) Plan following separation from service (that is, voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.

     Additional details about the exchange privilege and prospectuses for each of the JennisonDryden or Strategic Partners mutual funds are available from the Funds' Transfer Agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Funds, or the Distributor, has the right to reject any exchange application relating to such fund's shares.


DOLLAR COST AVERAGING

     Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.


     Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $24,278 at a private college and around $9,663 at a public university. Assuming these costs increase at a rate of 7% a year, the cost of one year at a private college could reach $45,463 and over $17,765 at a public university.(1)


     The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

          PERIOD OF
          MONTHLY INVESTMENTS:                   $100,000    $150,000    $200,000    $250,000
          --------------------                  ---------    ---------   ---------   ----------
          25 Years                              $     105    $     158   $     210   $    263
          20 Years                                    170          255         340        424
          15 Years                                    289          433         578        722
          10 Years                                    547          820       1,093      1,366
          5 Years                                   1,361        2,041       2,721      3,402

         See "Automatic Investment Plan."

----------

     (1) Source: The College Board. Trends in College Pricing 2002. Average costs include tuition, fees, room and board for the 2002-2003 academic year.

     (2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of a Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


AUTOMATIC INVESTMENT PLAN (AIP)


     Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of a Fund monthly by authorizing his or her bank account or brokerage account (including a Wachovia Securities Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to AIP participants.

     Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

SYSTEMATIC WITHDRAWAL PLAN


     A Systematic Withdrawal Plan is available to shareholders through the Transfer Agent, the Distributor or your broker. The Systematic Withdrawal Plan provides for monthly, quarterly, semi-annual or annual redemption checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class A (in certain circumstances), Class B or Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800)225-1852 for more details.


     In the case of shares held through the Transfer Agent (1) a $10,000 minimum account value applies, (2) withdrawals may not be for less than $100 and (3) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan.

     The Transfer Agent, the Distributor or your broker acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

     Withdrawal payments should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.


     Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must generally be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (1) the purchase of Class A shares and (2) the redemption of Class A (in certain circumstances), Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the Systematic Withdrawal Plan, particularly if used in connection with a retirement plan.


TAX-DEFERRED RETIREMENT PLANS


     Various qualified retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details are available from the Distributor or the Transfer Agent.


     Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

     INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 38.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                           TAX-DEFERRED COMPOUNDING(1)

                                                   PERSONAL
          CONTRIBUTIONS MADE OVER:                  SAVINGS       IRA
          ------------------------                ---------    ---------
          10 years                                $  26,283    $  31,291
          15 years                                   44,978       58,649
          20 years                                   68,739       98,846
          25 years                                   98,936      157,909
          30 years                                  137,316      244,692

----------
     (1) The chart is for illustrative purposes only and does not represent the performance of a Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

MUTUAL FUND PROGRAMS


     From time to time, a Fund may be included in a mutual fund program with other JennisonDryden or Strategic Partners mutual funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, such as, to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. A Fund may waive or reduce the minimum initial investment requirements in connection with such a program.


     The mutual funds in the program may be purchased individually or as part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, individuals should consult their financial adviser concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                 NET ASSET VALUE

     Each Fund's net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. A Fund will compute its NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. A Fund may not compute its NAV on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not materially affect NAV. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


     Under the 1940 Act, the Board of Directors is responsible for determining in good faith the fair value of securities of each Fund. In accordance with procedures adopted by the Board of Directors, the value of investments listed on a securities exchange and Nasdaq National Market System securities (other than options on stock and stock indexes) are valued at the last sale price of such exchange system on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the last bid price on such day in the absence of an asked price. Securities included on the Nasdaq market are valued at the Nasdaq official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Nasdaq market securities for which there was no NOCP or last sale price are valued at the mean between the last bid and asked prices on the day of valuation, or the last bid price in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by a Fund's investment adviser in consultation with the Manager to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or more than one principal market maker (if available, otherwise a primary market dealer) which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by a Fund's investment adviser in consultation with the Manager to be over-the-counter, are valued by an independent pricing agent or at the mean between the last reported bid and asked prices (or the last bid price, in the absence of an asked price) provided by more than one principal market maker (if available, otherwise a primary market dealer). Options on stock and stock indexes traded on an exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on the respective exchange (or at the last bid price in the absence of an asked price) and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank, dealer or independent service, and foreign currency forward contracts are valued at the current cost of covering or offsetting such contracts calculated on the day of valuation. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Company's Board of Directors.

     Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the investment adviser or the Manager (or Valuation Committee or Board of Directors) does not represent fair value (Fair Value Securities), are valued by the Valuation Committee or Board of Directors, in consultation with the Manager and the investment adviser, including, as applicable, their portfolio managers, traders, research and credit analysts, and legal and compliance personnel, on the basis of the following factors: the nature of any restrictions on disposition of the securities, assessment of the general liquidity/illiquidity of the securities, the issuer's financial condition and the markets in which it does business, cost of the security, transactions in comparable securities, the size of the holding and the capitalization of the issuer, relationships among various securities, media or other reports or information deemed reliable by the Manager or investment adviser regarding the issuer or the markets or industry in which it operates, consistency with valuation of similar securities held by other JennisonDryden or Strategic Partners mutual funds and such other factors as may be determined by the investment adviser, Manager, Board of Directors or Valuation Committee to materially affect the value of the security. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into default and for which there is no current market; securities whose prices are stale; securities denominated in currencies that are restricted, untraded or for which exchange rates are disrupted; securities affected by significant events; and securities that the investment adviser or Manager believe were priced incorrectly. A "significant event" (which includes, but is not limited to, an extraordinarly political or market event) is an event that the investment adviser or Manager believes with a reasonably high degree of certainty has caused the closing market prices of a Fund's portfolio securities to no longer reflect their value at the time of the Fund's NAV calculation. On a day that the Manager determines that one or more of a Fund's portfolio securities constitute Fair Value Securities, the Manager may determine the fair value of these securities without the supervision of the Valuation Committee if the fair valuation of all such securities results in a change of less than $0.01 to each Fund's NAV and the Manager presents these valuations to the Board for its ratification. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless such valuation, in the judgment of the investment adviser or Manager does not represent fair value. Debt securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

     Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares because Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV per share of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.


                       TAXES, DIVIDENDS AND DISTRIBUTIONS


     The following is a summary of certain tax considerations generally affecting each of the Funds and its shareholders. This section is based on the Internal Revenue Code of 1986, as amended (the "Code"), published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax advisor concerning the consequences of investing in each of the Funds in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

     Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As regulated investment companies, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

     Net capital gains of each Fund which are available for distribution to shareholders will be computed by taking into account any capital loss carryfoward of the Fund. As of November 30, 2003, Jennison Health Sciences Fund had a capital loss carryforward for tax purposes of approximately $27,897,700 which expires in 2010. During the year ended November 30, 2003, the Fund utilized approximately $2,985,700 of its prior year capital loss carryforward. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. In addition, the Fund elected to treat post-October capital losses of approximately $428,000 as having occurred in the following fiscal year. As of November 30, 2003, Jennison Technology Fund had a capital loss carryforward of approximately $299,447,000 of which $172,632,000 expires in 2009 and $99,916,000 expires in 2010 and $26,899,000 expires in 2011. As of November 30, 2003, Jennison Utility Fund had a capital loss carryforward of approximately $454,099,000 of which $423,869,100 expires in 2010 and $8,235,800 expires in 2011. The remaining amount resulted from when Jennison Utility Fund acquired a capital loss carryforward and built in realized losses from the merger with Prudential Global Utility Fund in the amount of $7,066,900 (expiring 2008) and $14,927,200 (expiring 2009), respectively, which will be limited by Section 382 of the IRS Code of 1986, as amended. The annual limitation to be applied to all Section 382 losses will be $6,022,494. Jennison Financial Services Fund did not have capital loss carryforward of any amount as of November 30, 2003.

     In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

     Each Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of each Fund's taxable year, (1) 50% or more of the value of such Fund's assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of such Fund's assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of such Fund's assets may be invested in securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which such Fund controls and which are engaged in the same, similar or related trades or businesses.

     If for any year a Fund does not qualify as a regulated investment company, all of such Fund's taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Such distributions will generally be taxable to the shareholders as qualified dividend income, as discussed below, and generally will be eligible for the dividends received deduction in the case of corporate shareholders.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

     A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it distributes income in such a way that it is taxable to shareholders in a calendar year other than the calendar year in which a Fund earned the income. Specifically, the excise tax will be imposed if a Fund fails to distribute in each calendar year an amount equal to 98% of qualified dividend income and ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on November 30, of such calendar year (or, at the election of a regulated investment company having a taxable year ending December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.

     Each Fund intends to make sufficient distributions or deemed distributions of its qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND INVESTMENTS

     Each Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses realized by such Fund. Each Fund may make investments that produce income that is not matched by a corresponding cash receipt by such Fund. Any such income would be treated as income earned by such Fund and therefore would be subject to the distribution requirements of the Code. Such investments may require such Fund to borrow money or dispose of other securities in order to comply with those requirements. Each Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require a Fund to borrow money or dispose of other securities in order to comply with the distribution requirements of the Code. Additionally, each Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent a Fund from accruing a long-term holding period. These investments may prevent such Fund from making capital gain distributions as described below. Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules.

     Each Fund may make invests in equity securities of foreign issuers. If a Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), such Fund may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed by such Fund to its shareholders. In addition, certain interest charges may be imposed on such Fund as a result of such distributions. If a Fund were to invest in an eligible PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF"), in lieu of the foregoing requirements, such Fund would be required to include each year in its income and distribute to shareholders in accordance with the distribution requirements of the Code, a pro rata portion of the QEF's ordinary earnings and net capital gain, whether or not distributed by the QEF to such Fund. Alternatively, a Fund generally will be permitted to "mark to market" any shares it holds in a PFIC. If a Fund made such an election, such Fund would be required to include in income each year and distribute to shareholders in accordance with the distribution requirements of the Code, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. A Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by such Fund for prior taxable years. Each Fund will make appropriate basis adjustments in the PFIC stock to take into account the mark-to-market amounts.

     Notwithstanding any election made by a Fund, dividends attributable to distributions from a foreign corporation will not be eligible for the special tax rates applicable to qualified dividend income if the foreign corporation is a PFIC either in the taxable year of the distribution or the preceding taxable year, but instead will be taxable at rates applicable to ordinary income.

FUND DISTRIBUTIONS

     Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by such Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which such Fund received the eligible dividends, and the noncorporate U.S. shareholder must meet certain holding period requirements with respect to such Fund shares. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by such Fund from certain domestic corporations for the taxable year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.

     Ordinarily, shareholders of a Fund are required to take taxable distributions by such Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

     A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend", it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by such Fund prior to the date on which the shareholder acquired its shares. Capital gain of a noncorporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

     Conversely, if a Fund elects to retain its net capital gain, such Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that such Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

     Distributions by a Fund that do not constitute qualified dividend income, ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.

     Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of such Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in a Fund should be aware that distributions from such Fund will, all other things being equal, have the effect of reducing the net asset value of such Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

SALE OR REDEMPTION OF SHARES

     A shareholder will recognize gain or loss on the sale or redemption of shares in a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of such Fund within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of such Fund. Additionally, if a shareholder disposes of shares of a Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires such Fund shares pursuant to a reinvestment right received upon the purchase of the original shares, any load charge (i.e., sales or additional charge) incurred upon the acquisition of the original shares will not be taken into account as part of the shareholder's basis for computing profit or loss upon the sale of the shares.

     In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a noncorporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

BACKUP WITHHOLDING

     Each Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to such Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient". Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.

FOREIGN SHAREHOLDERS

     Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of such Fund, capital gain dividends and amounts retained by such Fund that are designated as undistributed capital gains. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of a Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

     In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish such Fund with proper notification of their foreign status.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

STATE AND LOCAL TAX MATTERS

     Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.


                             PERFORMANCE INFORMATION

     AVERAGE ANNUAL TOTAL RETURN. Each Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares.

     Average annual total return is computed according to the following formula:

                          P(1+T)(TO THE POWER OF n) = ERV


Where:   P =  a hypothetical initial payment of $1,000.


         T =  average annual total return.

         n =  number of years.


         ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion thereof).


     Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon receiving distributions and following redemption.


     Below are the average annual total returns for Jennison Utility Fund's share classes for the periods ended November 30, 2003.



                                        ONE         FIVE      TEN            SINCE
                                        YEAR        YEARS     YEARS         INCEPTION
                                       -----        -----     -----      ---------------
          Class A                      18.29%       0.60%     7.25%       8.35%(1/22/90)
          Class B                      18.50%       0.75%     7.00%      12.77%(8/10/81)
          Class C                      21.28%       0.69%      N/A        7.53%(8/1/94)
          Class Z                      24.76%       1.88%      N/A        7.93%(3/1/96)



     Below are the average annual total returns for the other Funds for the periods ended November 30, 2003.



                             JENNISON FINANCIAL     JENNISON HEALTH     JENNISON TECHNOLOGY
                                SERVICES FUND        SCIENCES FUND              FUND
                             -------------------   ------------------   -------------------
                                         SINCE                SINCE               SINCE
                                       INCEPTION            INCEPTION           INCEPTION
                              1 YEAR   (6/30/99)   1 YEAR   (6/30/99)   1 YEAR   (6/30/99)
                             --------  ---------   ------   ---------   ------- ------------
Class A                       10.78%     5.10%     22.76%   12.56%       24.33%    -6.94%
Class B                       10.73%     5.34%     23.18%   12.86%       25.14%    -6.72%
Class C                       13.59%     5.29%     25.90%   12.76%       27.85%    -6.75%
Class Z                       17.02%     6.60%     29.45%   14.18%       31.15%    -5.61%

    AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)


     Average annual total return (after taxes on distributions and redemptions) is computed according to the following formula:

                P(1+T)(TO THE POWER OF n) = ATV SUB(D) or SUB(DR)

Where:   P = a hypothetical initial payment of $1,000.

         T = average annual total return (after taxes on distributions, or after taxes on distributions and redemption, as applicable).

         n = number of years.

         ATV SUB(D) or SUB(DR)


             ATV SUB(D) =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

             ATV SUB(DR) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion thereof), after taxes on fund distributions and redemption.


     Average annual total return (after taxes on distributions and redemption) takes into account any applicable initial or contingent deferred sales charges and takes into account federal income taxes that may be payable upon receiving distributions and following redemption. Federal income taxes are calculated using the highest marginal income tax rates in effect on the reinvestment date.


     Below are the average annual total returns (after taxes on distributions) for Jennison Utility Fund's share classes for the periods ended November 30, 2003.



                                           ONE        FIVE        TEN                SINCE
                                           YEAR       YEARS       YEARS             INCEPTION
                                          ------      -----       -----          --------------
          Class A                         17.35%      -1.40%      4.62%           5.83%(1-22-90)
          Class B                         17.83%      -1.00%      4.69%          10.23%(8-10-81)
          Class C                         20.61%      -1.05%       N/A            5.27%(8-1-94)
          Class Z                         23.67%      -0.24%       N/A            5.23%(3-1-96)



     Below are the average annual total returns (after taxes on distributions and redemption) for Jennison Utility Fund's share classes for the periods ended November 30, 2003.



                                           ONE        FIVE       TEN                 SINCE
                                           YEAR       YEARS      YEARS             INCEPTION
                                          ------      ------     -----           --------------
          Class A                         11.78%       0.20%      5.15%           6.35%(1-22-90)
          Class B                         11.95%       0.47%      5.15%          10.36%(8-10-81)
          Class C                         13.75%       0.42%       N/A            5.68%(8-1-94)
          Class Z                         15.97%       1.17%       N/A            5.85%(3-1-96)



     Below are the average annual total returns (after taxes on distributions) for the other Funds for the periods ended November 30, 2003.



                                           JENNISON FINANCIAL     JENNISON HEALTH     JENNISON TECHNOLOGY
                                             SERVICES FUND         SCIENCES FUND            FUND
                                          -------------------   -------------------   --------------------
                                                     SINCE                  SINCE                SINCE
                                                   INCEPTION              INCEPTION            INCEPTION
                                          1 YEAR   (6/30/99)    1 YEAR    (6/30/99)     1 YEAR  (6/30/99)
                                          -------- ----------   --------  --------     ------- ----------
Class A                                       9.96%    4.50%       22.76%    10.47%      24.33%    -7.86%
Class B                                       9.86%    4.81%       23.18%    10.72%      25.14%    -7.65%
Class C                                      12.72%    4.76%       25.90%    10.63%      27.85%    -7.67%
Class Z                                      16.15%    5.96%       29.45%    12.06%      31.15%    -6.54%

     Below are the average annual total returns (after taxes on distributions and redemption) for the other Funds for the periods ended November 30, 2003.



                                          JENNISON FINANCIAL     JENNISON HEALTH   JENNISON TECHNOLOGY
                                            SERVICES FUND         SCIENCES FUND            FUND
                                          -------------------   ------------------- ------------------
                                                      SINCE                SINCE              SINCE
                                                    INCEPTION            INCEPTION          INCEPTION
                                            1 YEAR  (6/30/99)   1 YEAR   (6/30/99)  1 YEAR   (6/30/99)
                                          --------  ---------   -------  ---------  ------- ----------
Class A                                      7.44%     3.95%     14.79%     9.49%    15.81%    -5.54%
Class B                                      7.44%     4.19%     15.06%     9.74%    16.34%    -5.36%
Class C                                      9.29%     4.15%     16.84%     9.66%    18.10%    -5.38%
Class Z                                     11.51%     5.17%     19.14%    10.85%    20.25%    -4.54%


     AGGREGATE TOTAL RETURN. Each Fund also may advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares.

     Aggregate total return represents the cumulative change in the value of an investment in a Fund and is computed according to the following formula:

                                     ERV - P
                                     -------
                                        P


Where: P = a hypothetical initial payment of $1,000.

       ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).


     Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.


     Below are the aggregate total returns for Jennison Utility Fund's share classes for the periods ended November 30, 2003.



                                         ONE         FIVE        TEN             SINCE
                                         YEAR        YEARS       YEARS          INCEPTION
                                        ------       -----      -------     -----------------
          Class A                       24.51%       8.48%      111.99%      219.97%(1/22/90)
          Class B                       23.50%       4.52%       96.80%     1359.83%(8/10/81)
          Class C                       23.50%       4.52%         N/A        98.98%(8/1/94)
          Class Z                       24.76%       9.77%         N/A        80.61%(3/1/96)



     Below are the aggregate total returns for the other Funds' share classes for the periods ended November 30, 2003.



                                          JENNISON FINANCIAL   JENNISON HEALTH     JENNISON TECHNOLOGY
                                             SERVICES FUND       SCIENCES FUND             FUND
                                          -------------------   ------------------ -------------------
                                                      SINCE                SINCE              SINCE
                                                    INCEPTION            INCEPTION          INCEPTION
                                           1 YEAR   (6/30/99)   1 YEAR   (6/30/99)  1 YEAR  (6/30/99)
                                          --------  ---------   -------  ---------  ------- ----------
Class A                                     16.61%    31.14%    29.22%    77.64%    30.87%   -23.41%
Class B                                     15.73%    26.86%    28.18%    71.75%    30.14%   -25.83%
Class C                                     15.73%    26.86%    28.18%    71.75%    30.14%   -25.83%
Class Z                                     17.02%    32.63%    29.45%    79.72%    31.15%   -22.54%


     YIELD. Each Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. This yield will be computed by dividing a Fund's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:

                             a - b
                 YIELD = 2[( ----- +1)(TO THE POWER OF 6) - 1]
                              cd

Where:  a = dividends and interest earned during the period.

        b = expenses accrued for the period (net of reimbursements).

        c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

        d = the maximum offering price per share on the last day of the period.

     Yield fluctuates and an annualized yield quotation is not a representation by a Fund as to what an investment in the Fund will actually yield for any given period.


     Jennison Utility Fund's 30-day yields for the period ended November 30, 2003 were 1.91%, 1.28%, 1.27% and 2.25% for Class A, Class B, Class C and Class Z shares, respectively.

     The Company also may include comparative performance information in advertising or marketing the Funds' shares. Such performance information may include data from Lipper Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indexes.


                              FINANCIAL STATEMENTS


     Each Funds' financial statements for the fiscal year ended November 30, 2003, incorporated in this SAI by reference to that Fund's 2003 annual report to shareholders (File No. 811-3175), have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent auditors, given on authority of said firm as experts in auditing and accounting. You may obtain a copy of each Fund's annual report at no charge by request to the Company by calling
(800) 225-1852, or by writing to the Company at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

                   APPENDIX I--DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE, INC (MOODY'S)

DEBT RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (that is, they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Baa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM DEBT RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Those obligations have an original maturity not exceeding one year, unless explicitly noted.

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     -  Leading market positions in well-established industries.

     -  High rates of return on funds employed.

     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S RATINGS SERVICES (S&P)

LONG-TERM ISSUE CREDIT RATINGS

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet the financial commitment on the obligation.

PLUS (+) OR MINUS (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH RATINGS

INTERNATIONAL LONG-TERM CREDIT RATINGS

AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions that is the case for higher ratings.

BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SHORT-TERM DEBT RATINGS

F1: Highest credit quality. Indicates the best capacity for timely payment of financial commitments: may have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

PLUS (+) OR MINUS (-): Plus and minus signs may be appended to a rating to denote relative status within major ratings categories. Such suffixes are not added to the AAA long-term rating category or to short-term ratings other than F1.

                   APPENDIX II--GENERAL INVESTMENT INFORMATION


     The following terms are used in mutual fund investing.

ASSET ALLOCATION

     Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

     Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

     Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

     Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, that is, principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

     Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors off-set short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

     Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

     Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

APPENDIX III--DESCRIPTION OF PROXY VOTING POLICIES AND RECORDKEEPING PROCEDURES

     A summary of the proxy voting policies of the Funds' Subadviser follows:

JENNISON ASSOCIATES LLC

     Jennison Associates LLC ("Jennison") actively manages publicly traded equity securities and fixed income securities. Jennison's policy is to ensure that all proxies are voted in the best interests of its clients and that material conflicts of interests between Jennison and its clients do not influence the voting of proxies. Proxies are voted with the primary goal of achieving the long-term maximum economic benefit for the participants and beneficiaries of client accounts. Secondary consideration is given to the public and social value of each issue. Jennison evaluates each proxy on its individual merits on a case-by-case basis. However, in general terms, Jennnison typically votes with management on routine matters such as uncontested election of directors and appointment of auditors. With respect to non-routine matters such as mergers, reorganizations, and executive compensation plans the financial impact of such proposals are reviewed on a case-by-case basis. Proxies are referred to members of the Jennison Proxy Committee for individual consideration.

     In order to ensure that material conflicts of interests have not influenced Jennison's voting process, Jennison has implemented a process to identify such conflicts, document voting decisions where such conflicts are deemed to exist and to review such votes. Members of Jennison's Proxy Committee review the decisions to be made with respect to the voting of such proxies. In addition, these votes are reviewed by a committee comprised of senior business executives and regulatory personnel of Jennison and its affiliated asset management unit, Prudential Investment Management, Inc. This committee also has a role in identifying material conflicts that may affect Jennison due to Prudential Financial, Inc's indirect ownership of Jennison.


                                      III-1

                                     PART C


                                OTHER INFORMATION

ITEM 23. EXHIBITS.

         (a) (1) Articles of Amendment to Articles of Incorporation, incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 1, 1995.

              (2) Articles of Restatement, incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 1, 1995.

              (3) Articles Supplementary, incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 1, 1996.

              (4) Articles Supplementary, incorporated by reference to Exhibit
              (a)(4) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on December 30, 1998.

              (5) Articles of Amendment to Articles of Incorporation, incorporated by reference to Exhibit (a)(5) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on April 30, 1999.

              (6) Articles Supplementary, incorporated by reference to Exhibit
              (a)(6) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on April 30, 1999.


              (7) Articles Supplementary dated July 17, 2003.*

         (b) (1) Amended By-Laws, incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 9, 2001.

              (2) Amended and Restated By-Laws dated July 17, 2003.*


         (c) Specimen Stock Certificate issued by the Registrant, incorporated by reference to Exhibit 4 to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 4, 1997.


         (d) (1) Subadvisory Agreement for Jennison Utility Fund between Prudential Investments Fund Management LLC and Jennison Associates LLC, incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 29, 2002.

              (2) Subadvisory Agreement for Jennison Financial Services Fund between Prudential Investments Fund Management LLC and The Prudential Investment Corporation, incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 29, 2002.

              (3) Subadvisory Agreement for Jennison Technology Fund between Prudential Investments Fund Management LLC and The Prudential Investment Corporation, incorporated by reference to Exhibit
              (d)(3) to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 29, 2002.

              (4) Subadvisory Agreement for Jennison Health Sciences Fund between Prudential Investments Fund Management LLC and Jennison Associates LLC, incorporated by reference to Exhibit (d)(4) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.

              (5) Subadvisory Agreement for Jennison Health Sciences Fund between Prudential Investments Fund Management LLC and The Prudential Investment Corporation, incorporated by reference to Exhibit (d)(5) to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 29, 2002.

              (6) Amended and Restated Management Agreement for Jennison Utility Fund, incorporated by reference to Exhibit (d)(6) to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 29, 2002.

              (7) Amended and Restated Management Agreement for Jennison Financial Services Fund, incorporated by reference to Exhibit
              (d)(7) to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 29, 2002.

              (8) Amended and Restated Management Agreement for Jennison Health Sciences Fund, incorporated by reference to Exhibit (d)(8) to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 29, 2002.

              (9) Amended and Restated Management Agreement for Jennison Technology Fund, incorporated by reference to Exhibit (d)(9) to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 29, 2002.

              (10) Subadvisory Agreement for Jennison Financial Services Fund between Prudential Investments Fund Management LLC and Jennison Associates LLC, incorporated by reference to Exhibit (d)(10) to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 29, 2002.

              (11) Subadvisory Agreement for Jennison Technology Fund between Prudential Investments Fund Management LLC and Jennison Associates LLC, incorporated by reference to Exhibit (d)(10) to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 29, 2002.


         (e) (1) Selected Dealer Agreement, incorporated by reference to Exhibit (e)(1) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on December 30, 1998.


              (2) Distribution Agreement for Jennison Utility Fund with Prudential Investment Management Services LLC, incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on December 30, 1998.

              (3) Distribution Agreement for Jennison Financial Services Fund with Prudential Investment Management Services LLC, incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.

              (4) Distribution Agreement for Jennison Health Sciences Fund with Prudential Investment Management Services LLC, incorporated by reference to Exhibit (e)(4) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.

              (5) Distribution Agreement for Jennison Technology Fund with Prudential Investment Management Services LLC, incorporated by reference to Exhibit (e)(5) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.


         (g)  (1) Custodian Agreement between the Registrant and State
              Street Bank and Trust Company, incorporated by reference to
              Exhibit 8 to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 4, 1997.

              (2) Amendment to Custodian Contract, incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.

              (3) Amendment to Custodian Contract, incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 33-15166) filed via EDGAR on July 31, 2001 of Prudential Natural Resources Fund, Inc.

              (4) Amendment to Custodian Contract, incorporated by reference to Exhibit (g)(4) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (File No. 33-15166) of Prudential Natural Resources Fund, Inc. filed via EDGAR on July 30, 2002.

         (h)  (1) Transfer Agency and Service Agreement between the
              Registrant and Prudential Mutual Fund Services, Inc., incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 4, 1997.

              (2) Amendment to Transfer Agency Agreement, incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.


              (3) Amendment to Transfer Agency Agreement dated September 4,
              2002.*

         (i) (1) Opinion and consent of counsel, incorporated by reference to Exhibit (i) to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 9, 2001.

              (2) Consent of Counsel, incorporated by reference to Exhibit
              (i)(2) to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 29, 2002.


         (j)  Consent of independent auditors.*

         (m)  (1) Amended and Restated Distribution and Service Plan for
              Class A shares of Jennison Utility Fund, incorporated by reference to Exhibit (m)(1) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on December 30, 1998.

              (2) Distribution and Service Plan for Class A shares of Jennison Financial Services Fund, incorporated by reference to Exhibit
              (m)(2) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.

              (3) Distribution and Service Plan for Class A shares of Jennison Health Sciences Fund, incorporated by reference to Exhibit (m)(3) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.

              (4) Distribution and Service Plan for Class A shares of Jennison Technology Fund, incorporated by reference to Exhibit (m)(4) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.

              (5) Amended and Restated Distribution and Service Plan for Class B shares of Jennison Utility Fund, incorporated by reference to Exhibit (m)(2) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on December 30, 1998.

              (6) Distribution and Service Plan for Class B shares of Jennison Financial Services Fund, incorporated by reference to Exhibit
              (m)(6) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.

              (7) Distribution and Service Plan for Class B shares of Jennison Health Sciences Fund, incorporated by reference to Exhibit (m)(7) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.

              (8) Distribution and Service Plan for Class B shares of Jennison Technology Fund, incorporated by reference to Exhibit (m)(8) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.

              (9) Amended and Restated Distribution and Service Plan for Class C shares of Jennison Utility Fund, incorporated by reference to Exhibit (m)(3) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on December 30, 1998.

              (10) Distribution and Service Plan for Class C shares of Jennison Financial Services Fund, incorporated by reference to Exhibit
              (m)(10) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.

              (11) Distribution and Service Plan for Class C shares of Jennison Health Sciences Fund, incorporated by reference to Exhibit (m)(11) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.

              (12) Distribution and Service Plan for Class C shares of Jennison Technology Fund, incorporated by reference to Exhibit (m)(12) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.


         (n) (1) Amended and Restated Rule 18f-3 Plan, incorporated by reference to Exhibit (o) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 9, 1999.


              (2) Amended and Restated Rule 18f-3 Plan, incorporated by reference to Exhibit (n)(2) to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 23, 2003.

              (3) Amended and Restated Rule 18f-3 Plan dated January 23, 2004.*

         (p) (1) Amended Code of Ethics of the Registrant, incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 23, 2003.

              (2) Amended Personal Securities Trading Policy of Prudential, incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 23, 2003.


              (3) Code of Ethics of Jennison Associates LLC, incorporated by reference to Exhibit (p)(3) to Post-Effective Amendment No. 24 to the Registration Statement of Prudential Natural Resources Fund, Inc. on Form N-1A (File No. 33-15166) filed via EDGAR on July 30, 2002.


         (q)  (1) Power of Attorney dated August 1, 2003.*

              (2) Powers of Attorney dated August 1, 2003.*


----------
  *Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

    None.

ITEM 25. INDEMNIFICATION.


     As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940 (the 1940 Act) and pursuant to Article VII of the Funds' Amended and Restated By-Laws (Exhibit (b) (2) to the Registration Statement), the Funds shall indemnify present and former officers, directors, employees and agents against judgments, fines, settlements and expenses, and may advance expenses to such parties to the fullest extent authorized, and in the manner permitted by applicable federal and state law. Section 2-418 of Maryland General Corporation Law permits indemnification of directors unless it is established that (i) the act or omission of the director was material to the matter and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty; or (ii) the director actually received an improper personal benefit in money, property or services; or (iii) in the case of a criminal proceeding, the director has reasonable cause to believe that the act or omission was unlawful. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of each Distribution Agreement (Exhibits (e)(2) to (e)(5) to the Registration Statement), the Distributor of the Funds may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.


     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act) may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Company in connection with the successful defense of any action, suit or proceeding) is asserted against the Company by such director, officer or controlling person in connection with the shares being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

     The Company has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Company against the cost of indemnification payments to officers and directors under certain circumstances.

     Section 9 of the amended Management Agreement and each other Management Agreement (Exhibits (d)(6) through (d)(9) to the Registration Statement) and
Section 4 of each Subadvisory Agreement (Exhibits (d)(1) to (d)(5) and (d)(10) and (d)(11) to the Registration Statement) limit the liability of Prudential Investments LLC (PI), Prudential Investment Management, Inc. (PIM) and Jennison Associates LLC (Jennison), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

     The Company hereby undertakes that it will apply the indemnification provisions of its By-Laws and each Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     (a)  Prudential Investments LLC (PI)

     See "How the Fund is Managed--Manager" in the Jennison Utility Fund Prospectus and "How the Funds are Managed--Manager" in the Prospectus of Jennison Financial Services Fund, Jennison Health Sciences Fund and Jennison Technology Fund, both constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.


     The business and other connections of the officers of PI are listed in Schedules A and D of Form ADV of PI as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104).

     The business and other connections of PI's directors and principal executive officers are set forth below. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.


NAME AND ADDRESS        POSITION WITH PI                                           PRINCIPAL OCCUPATIONS
----------------------  --------------------------------------------  -----------------------------------------------
Robert F. Gunia         Executive Vice President                      Executive Vice President, and Chief
                          and Chief                                    Administrative Officer; PI; Vice President,
                          Administrative Officer                       Prudential; President, PIMS; Executive Vice
                                                                       President, Chief Administrative Officer and
                                                                       Director of American Skandia Investment
                                                                       Services, Inc.; Executive Vice President and
                                                                       Director of American Skandia Fund Services
                                                                       Inc.; Executive Vice President. Chief
                                                                       Administrative Officer and Director of
                                                                       American Skandia Advisory Services, Inc.

William V. Healey       Executive Vice President                      Executive Vice President, and Chief Legal
                          and Chief Legal Officer                      Officer, PI; Vice President and Associate
                                                                       General Counsel, Prudential; Senior Vice
                                                                       President, Chief Legal Officer and Secretary,
                                                                       PIMS; Executive Vice President and Chief Legal
                                                                       Officer of American Skandia Investment Services,
                                                                       Inc.; Executive Vice President and Chief Legal
                                                                       Officer of American Skandia Fund Services, Inc.;
                                                                       Executive Vice President and Chief Legal Officer
                                                                       of American Skandia Advisory Services, Inc.

Keithe L. Kinne         Executive Vice President                      Executive Vice President, PI. Executive Vice
                                                                       President and Director of American Skandia
                                                                       Investment Services, Inc., and Executive Vice
                                                                       President and director of American Skandia
                                                                       Advisory Services, Inc.

Kevin B. Osborn         Executive Vice President                      Executive Vice President, PI; Executive Vice
                                                                       President and Director of American Skandia
                                                                       Investment Services, Inc., and Executive Vice
                                                                       President and Director of American Skandia
                                                                       Advisory Services, Inc.

Stephen Pellelire       Executive Vice President                      Executive Vice President, PI

Judy A. Rice            Officer in Charge,                            Office-in-Charge, President, Chief Executive
                          President, Chief                             Officer and Chief Operating Officer, PI;
                          Executive Officer and                        Officer-in-Charge, Director, President, Chief
                          Chief Operating Officer                      Executive Officer and Chief Operating Officer
                                                                       of American Skandia Investment Services,
                                                                       Inc., Officer-in-Charge, Director, President
                                                                       and Chief Executive Officer of American
                                                                       Skandia Fund Services, Inc.,
                                                                       Officer-in-Charge, Director, President, Chief
                                                                       Executive Officer and Chief Operating Officer
                                                                       of American Skandia Advisory Services, Inc.

Philip N. Russo         Executive Vice President,                     Executive Vice President, Chief Financial
                          Chief Financial Officer                      Officer and Treasurer, PI; Director of
                          and Treasurer                                Jennison Associates, LLC; Executive Vice
                                                                       President and Director of American Skandia
                                                                       Investment Services, Inc. and Executive Vice
                                                                       President and Director of American Skandia
                                                                       Advisory Services, Inc.

Lynn M. Waldvogel       Executive Vice President                      Executive Vice President, PI; Chief Financial
                                                                       Officer and Director of American Skandia Fund
                                                                       Services, Inc.; Executive Vice President,
                                                                       Chief financial Officer and Director of
                                                                       American Skandia Advisory Services, Inc.


     (b)  Jennison Associates LLC (Jennison)


     See "How the Fund is Managed--Investment Adviser" in the Jennison Utility Fund Prospectus and in the Prospectus of Jennison Financial Services Fund, Jennison Health Sciences Fund and Jennison Technology Fund, both constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.

     The business and other connections of Jennison's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is 466 Lexington Avenue, New York, New York 10017.


NAME AND ADDRESS                                                   PRINCIPAL OCCUPATIONS
------------------                    -----------------------------------------------------------------------------------------
Dennis M. Kass                        Director, Chairman and Chief Executive Officer, Jennison. Director and
                                       Vice President, Prudential Investment Management, Inc. ("PIM"). Director, Prudential
                                       Trust Company ("PTC").

Spiros Segalas                        Director, President and Chief Investment Officer, Jennison. Vice President, PTC.

Michael A. Del Balso                  Director and Executive Vice President, Jennison. Vice President, PTC.

Karen E. Kohler                       Director and Executive Vice President, Jennison.

Kathleen A. McCarragher               Director and Executive Vice President, Jennison. Vice President, PTC.

Mary-Jane Flaherty                    Director, Jennison. Managing Director - Strategic Initiatives, PIM. Director and Vice
Gateway Center Three, 15th Floor       President, Prudential Asset Management Holding Company ("PAMHC").
100 Mulberry Street Newark,
New Jersey 07102

Philip N. Russo                       Director, Jennison. Director, PIM. Director, PRICOA General Partner Limited. Treasurer,
Gateway Center Three, 15th Floor       PIM Warehouse, Inc. ("PIMW"). Chief Financial Officer, Executive Vice President and
100 Mulberry Street                    Treasurer, PIFM Holdco, Inc. Chief Financial Officer, Executive Vice President and
Newark, New Jersey 07102               Treasurer, Prudential Investments LLC. Chief Financial Officer, Prudential Mutual Fund
                                       Services LLC. Vice President and Director, PIM Investments, Inc. ("PIMI"). Vice President
                                       Finance, PIM Foreign Investments, Inc. ("PIMF"). Chief Financial Officer, Executive Vice
                                       President and Director, American Skandia Investment Services, Incorporated. Chief
                                       Financial Officer and Director, American Skandia Fund Services, Inc. Chief Financial
                                       Officer, Executive Vice President and Director, American Skandia Advisory Services, Inc.

John R. Strangfeld                    Director, Jennison. Vice Chairman, Prudential Financial, Inc. ("PFI"). Director and
751 Broad Street, 24th Floor           Chairman, PIM. Director and President, PAMHC. Director, Chairman and Chief Executive
Newark, New Jersey 07102               Officer, Prudential Securities Group Inc. Director, Chairman and Chief Executive Officer,
                                       Prudential Equity Group, Inc. Director and Chairman, PIM Global Financial Strategies,
                                       Inc. Director and President, Prudential Capital and Investment Services, LLC. Chairman,
                                       Wachovia Securities, LLC.

Kevin C. Uebelein                     Director, Jennison. Director, Chief Investment Officer, Senior Managing Executive
Prudential Investment                  Officer, Executive Officer, The Gibraltar Life Insurance Company, Ltd. Senior Vice
 Management (Japan), Inc.              President, PIM. Director, Prudential Investment Management (Japan), Inc. Director, Asian
Prudential Tower                       Infrastructure Mezzanine Capital Fund.
2-13-10 Nagata-cho, Chiyoda-ku
Tokyo, 100-0014 Japan

Bernard B. Winograd                   Director, Jennison. Director, Chief Executive Officer and President, PIM. Director and
Gateway Center Three, 15th Floor       Vice President, PAMHC. Director and Chairman, PIMW. Director and Chairman, PIC Holdings
100 Mulberry Street                    Limited. Trustee, 745 Property Investments. Executive Vice President, Prudential
Newark, New Jersey 07102               Investment Management Services LLC. Director and President, PIMI. President, PIMF,
                                       Signatory Second Vice President, The Prudential Insurance Company of America.



     ITEM 27. PRINCIPAL UNDERWRITERS.


     (a)  Prudential Investment Management Services LLC (PIMS)


     PIMS is distributor for Cash Accumulation Trust, COMMAND Government Fund, COMMAND Money Fund, COMMAND Tax-Free Fund, Dryden Ultra Short Bond, Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Strategic Partners Equity Fund, Inc., Dryden Global Total Return Fund, Inc., Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden High Yield Total Return Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Dryden National Municipals Fund, Inc., Jennison Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Strategic Partners Real Estate Securities Fund, Jennison Sector Funds, Inc., Dryden Short-Term Corporate Bond Fund, Inc., Jennison Small Company Fund, Inc., Dryden Tax-Free Money Fund, Inc., Dryden Tax-Managed Funds, Dryden Small-Cap Core Equity Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc. and The Target Portfolio Trust.

     PIMS is also distributor of the following unit investment trusts: Separate
Accounts: Prudential's Gibraltar Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.


     (b) Information concerning the directors and officers of PIMS is set forth below.


                                     POSITIONS AND                                      POSITIONS AND
                                     OFFICES WITH                                       OFFICES WITH
NAME(1)                              UNDERWRITER                                        REGISTRANT
-------                              ------------                                       -------------
Edward P. Baird                      Executive Vice President                              None
213 Washington St.
Newark, NJ 07102

C. Edward Chaplin                    Vice President and Treasurer                          None
751 Broad Street
Newark, NJ 07102

Kenneth J. Schindler                 Senior Vice President and Chief Compliance            None
                                      Officer

Robert F. Gunia                      President                                             Vice President and Director

William V. Healey                    Senior Vice President, Secretary and Chief Legal      None
                                      Officer

Michael J. McQuade                   Senior Vice President and Chief Financial Officer     None

David R. Odenath                     Executive Vice President                              None

Stephen Pelletier                    Executive Vice President                              None

Scott G. Sleyster                    Executive Vice President                              None
71 Hanover Road
Florham Park, NJ 07932

Bernard B. Winograd                  Executive Vice President                              None


----------
(1) The address of each person named is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 unless otherwise indicated.

     (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

     All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, Prudential Investment Management, Inc., Prudential Plaza, 745 Broad Street, Newark, New Jersey 07102 and Two Gateway Center, Newark, New Jersey, 07102, Jennison Associates LLC, 466 Lexington Avenue, New York, New York 10017, the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 and Prudential Mutual Fund Services LLC, 194 Wood Avenue South, Iselin, New Jersey 08830. Documents required by Rules 31a-1(b)(5),
(6), (7), (9), (10) and (11), 31a-1(f) and 31a-1(b)(4) and (11) and 31a-1(d)
will be kept at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.

ITEM 29. MANAGEMENT SERVICES.


     Other than as set forth under the captions "How the Fund is Managed--Manager," "How the Fund is Managed--Investment Adviser" and "How the Fund is Managed--Distributor" in the Jennison Utility Fund Prospectus and "How the Funds are Managed--Manager", "How the Funds are Managed--Investment Advisers" and "How the Funds are Managed--Distributor" in the Prospectus of Jennison Financial Services Fund, Jennison Health Sciences Fund and Jennison Technology Fund, and the caption "Investment Advisory and Other Services" in the Statement of Additional Information, the Prospectuses and the Statement of Additional Information constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.


ITEM 30. UNDERTAKINGS.

     Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark and State of New Jersey, on the 2nd day of February 2004.

                                        JENNISON SECTOR FUNDS, INC.

                                        By:             /s/ JUDY A. RICE
                                            ------------------------------------
                                                      Judy A. Rice, President


     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


               SIGNATURE                 TITLE
               ---------                 -----
                  *
     --------------------------------    Director
           David E. A. Carson

                  *
     --------------------------------    Director
           Robert E. La Blanc

                  *
     --------------------------------    Director
           Robert F. Gunia

                  *
     --------------------------------    Director
           Douglas H. McCorkindale

                  *
     --------------------------------    Director
           Richard A. Redeker

                  *
     --------------------------------    Director
             Judy A. Rice

                  *
     --------------------------------    Director
             Robin B. Smith

                  *
     --------------------------------    Director
           Stephen Stoneburn

                  *
     --------------------------------    Director
           Clay T. Whitehead

          /s/ Grace C. Torres
     --------------------------------    Treasurer and Principal Financial and
            Grace C. Torres              Accounting Officer



*By: /s/ MARGUERITE E. H. MORRISON
-------------------------------------


          Marguerite E. H. Morrison                            February 2, 2004

          Attorney-in-Fact

                           JENNISON SECTOR FUNDS, INC.


                                INDEX TO EXHIBITS


EXHIBIT NO.                                      DESCRIPTION
        (a)  (7) Articles Supplementary dated July 17, 2003.*
        (b)  (2) Amended and Restated By-Laws dated July 17, 2003.*
        (h)  (3) Amendment to Transfer Agency Agreement dated
                  September 4, 2002.*
        (j)  Consent of Independent Auditors.*
        (n)  (3) Amended and Restated Rule 18f-3 Plan dated January 23, 2004.*
        (q)  (1) Power of Attorney dated August 1, 2003.*
             (2) Powers of Attorney dated August 1, 2003.*


----------
  *Filed herewith.